[LOGO]
INVESTMENT MANAGEMENT


                                 MFS-Registered Trademark- MUNICIPAL
                                 SERIES TRUST

                                 ANNUAL REPORT - MARCH 31, 2001

                                 FOR THE STATES OF: MISSISSIPPI,
                                 NEW YORK, NORTH CAROLINA,
                                 PENNSYLVANIA, SOUTH CAROLINA
                                 TENNESSEE, VIRGINIA, AND WEST VIRGINIA















       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. (SEE PAGE 70 FOR DETAILS.)

TABLE OF CONTENTS

Letter from the Chairman .................................................     1

Management Review and Outlook ............................................     3

Performance Summary ......................................................     5

Portfolio of Investments .................................................    15

Financial Statements .....................................................    34

Notes to Financial Statements ............................................    61

Independent Auditors' Report .............................................    68

Trustees and Officers ....................................................    73

MFS-Registered Trademark- PRIVACY POLICY

At MFS-Registered Trademark-, we are committed to protecting your privacy.

On behalf of the MFS Family of Funds-Registered Trademark-, the MFS-Registered Trademark- Institutional Trusts, the Vertex-SM- Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   - information we receive from you on applications or other forms

   - information about your transactions with us, our affiliates, or others, and

   - information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policy may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS-Registered Trademark-, Heritage Trust Company-SM-, and MFS Funds Distributors, Inc.

           ---------------------------------------------------------
            NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
           ---------------------------------------------------------

LETTER FROM THE CHAIRMAN


[PHOTO OF JEFFREY L. SHAMES]

Dear Shareholders,

When we talk to you about the information you want from MFS-Registered Trademark-, you tell us you're looking for answers to four basic questions:

1. How are my investments performing right now?

2. How is my money being managed, over both the short and the long term?

3. What's going on in the market, and how will that affect me?

4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, www.mfs.com, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?

The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?

One of the most exciting features of our site is MFS-Registered Trademark-Interactive-SM-. One click to an expert-SM- -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On www.mfs.com, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?

In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL?

Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched www.mfs.com, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management-Registered Trademark-

April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK


Dear Shareholders,

Over the past 12 months, the most important influence on bond performance was the slowdown in the economy, which drove interest rates down and bond prices up quite dramatically. Using gross domestic product as a yardstick, we saw growth in the economy slow from an annualized rate of about 5.0% in the first half of 2000 to an annualized rate of 1.1% in the fourth quarter of 2000. Retailers suffered their worst holiday season in five years, and overall negative sentiment was also driven by tumbling stock prices, as well as the drop in consumer confidence.

Although the slowdown seemed to catch many stock investors by surprise, it did not appear to surprise the bond market. Historically, it has been our experience that markets have tended to anticipate changes in the economy by several months; this is what we believe happened in the second half of the period, as we experienced a major rally in bond prices.

When the Federal Reserve Board (the Fed) began lowering interest rates a few days into the new year, it appeared to be playing catch-up to the market; most of the decline in bond yields over the period actually occurred prior to the Fed's first rate cut. Looking ahead, we expect that the Fed will continue to reduce rates. We're cautiously optimistic that the Fed's actions will drive bond rates down further. In any case, we do not expect another bond rally as dramatic as the one we experienced during this period, as we feel that further Fed action has already been factored into the market.

In managing the portfolios, we try to pick what we believe is the optimal spot on the yield curve -- a time to maturity that optimizes the combination of yield and risk (A yield curve for bonds shows the relationship between interest rate, or yield, and time remaining to maturity; typically, bonds with longer maturities pay higher interest rates but are also more sensitive to changes in interest rates). Our research has for some time indicated that the 15- to 20-year part of the yield curve is that optimal spot. For example, a 20-year bond typically pays 98% of the yield of a similar 30-year bond but carries only 75%-80% of the duration risk of that 30-year bond. (Duration risk is the risk that the value of a bond will be adversely affected by a change in interest rates.)

We feel we're better off giving up a slight amount of yield in exchange for lower risk. For that reason, the portfolios have tended to be overweighted in bonds with maturities in the 15- to 20-year range. In a period such as this past one, when rates fall, 30-year bonds typically outperform 15- to 20-year bonds. But we believe that over the long term, our emphasis on the 15- to 20-year area of the yield curve will allow us the best opportunity to provide a high level of current income while seeking to preserve shareholders' capital.

In looking at what may lie ahead for the economy and for the bond market, our analysts have been researching the potential effects of an extended economic slowdown. The economic boom of the past decade has meant that most states and municipalities have strong balance sheets, with revenues exceeding expenditures. A long downturn could reverse that situation and adversely affect municipal bond issuers. One area of caution we've identified is issuers who are highly dependent on sales tax revenue, as retail sales growth has slowed in recent months. In contrast, housing prices and property tax assessments, while they bear continued scrutiny, appear to us to have remained stable -- so we are more positive on issues backed by property tax revenue.

As for our general outlook, we think the economic downturn may persist longer than prevailing wisdom allows. We are not convinced, as many seem to be, that lower interest rates and a possible tax cut will turn things around within six months. We do foresee the Fed continuing to cut interest rates, and we feel that move will be positive for bonds as a whole.

In this environment, we feel that lower-rated securities -- those rated "BBB" and below -- may represent an area of opportunity. The portfolios have for some time been underweighted in lower-rated issues because we felt spreads -- the differences in yield between the highest quality "AAA" issues and lower-quality issues -- were too narrow. In other words, we felt we were not being paid an adequate premium for taking on the additional risk of lower-rated bonds.

Over the period, however, spreads widened to their greatest levels in four years. Recessionary fears forced lower-rated bond issuers to pay investors higher yields. We think investors are once again being paid adequately to take on the higher risk of bonds rated "BBB" and lower, and one of our strategies going forward will be to increase our exposure in this area somewhat. Critical to this strategy will be the Original Research-SM- process used by our analysts to identify individual issuers that we believe will remain financially healthy, despite an economic downturn.

Looking at individual sectors, we think some of our best opportunities will be in health care and energy, two sectors that investors have recently avoided. Problems with some issuers in these sectors have depressed prices across the sectors; we think this offers great opportunities for our research to identify financially strong issuers whose securities we think are undervalued.

The energy area has been hurt by uncertainty over the new environment created by widespread deregulation. Our analysts, however, have identified a number of utilities that we feel are prospering in the new environment.

Health care may be the most attractive sector in municipal bonds -- in part because many investors seem to be afraid of it. Over the past 12 to 24 months, an excess of beds in many big-city markets, combined with lower Medicare reimbursements and price pressure from HMOs, has made investors wary of most hospital bonds. However, the federal government recently increased Medicare reimbursement rates, and we are seeing evidence that hospitals have begun to negotiate higher reimbursement rates from health care companies. In this environment, our analysts have identified a number of hospitals with lower-rated bonds in areas where competition is minimal; we feel their bonds could potentially outperform in what has been a very difficult sector.

Respectfully,

/s/ Michael L. Dawson               /s/ Geoffrey L. Schechter

Michael L. Dawson                   Geoffrey L. Schechter
Portfolio Manager                   Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

MICHAEL L. DAWSON IS VICE PRESIDENT AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS AT MFS INVESTMENT MANAGEMENT-Registered Trademark- (MFS-Registered Trademark-). HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS IN 1998 AND WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999.

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT-REGISTERED TRADEMARK- (MFS-REGISTERED TRADEMARK-) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH-REGISTERED TRADEMARK-, A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.







This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any other MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

FUND FACTS

OBJECTIVE: EACH FUND SEEKS CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND FROM THE PERSONAL INCOME TAXES, IF ANY, OF THE STATE TO WHICH ITS NAME REFERS.

COMMENCEMENT OF INVESTMENT OPERATIONS:

MISSISSIPPI                        AUGUST 6, 1992
NEW YORK                           JUNE 6, 1988
NORTH CAROLINA                     OCTOBER 31, 1984
PENNSYLVANIA                       FEBRUARY 1, 1993
SOUTH CAROLINA                     OCTOBER 31, 1984
TENNESSEE                          AUGUST 12, 1988
VIRGINIA                           OCTOBER 31, 1984
WEST VIRGINIA                      OCTOBER 31, 1984

NET ASSETS AS OF MARCH 31, 2001:

MISSISSIPPI                        $ 78.4 MILLION
NEW YORK                           $160.4 MILLION
NORTH CAROLINA                     $388.0 MILLION
PENNSYLVANIA                       $ 54.7 MILLION
SOUTH CAROLINA                     $153.8 MILLION
TENNESSEE                          $122.8 MILLION
VIRGINIA                           $341.4 MILLION
WEST VIRGINIA                      $135.0 MILLION

CLASS INCEPTION:

MISSISSIPPI         CLASS A        AUGUST 6, 1992
                    CLASS B        SEPTEMBER 7, 1993
NEW YORK            CLASS A        JUNE 6, 1988
                    CLASS B        SEPTEMBER 7, 1993
                    CLASS C        DECEMBER 11, 2000
NORTH CAROLINA      CLASS A        OCTOBER 31, 1984
                    CLASS B        SEPTEMBER 7, 1993
                    CLASS C        JANUARY 3, 1994
PENNSYLVANIA        CLASS A        FEBRUARY 1, 1993
                    CLASS B        SEPTEMBER 7, 1993
SOUTH CAROLINA      CLASS A        OCTOBER 31, 1984
                    CLASS B        SEPTEMBER 7, 1993
TENNESSEE           CLASS A        AUGUST 12, 1988
                    CLASS B        SEPTEMBER 7, 1993
VIRGINIA            CLASS A        OCTOBER 31, 1984
                    CLASS B        SEPTEMBER 7, 1993
                    CLASS C        JANUARY 3, 1994
WEST VIRGINIA       CLASS A        OCTOBER 31, 1984
                    CLASS B        SEPTEMBER 7, 1993

The following information illustrates the historical performance of each funds' original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Each funds' results have been compared to the relevant state municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state-specific fund performance, we have provided the average "other state" municipal debt fund returns. Each funds' results have also been compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of investment-grade bonds. However, while this index is considered the benchmark for the performance of municipal bond funds, it is comprised of municipal bonds issued nationwide, while each of the funds in the trust is limited to investing in the bonds of a particular state. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

MFS-Registered Trademark- MISSISSIPPI MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, August 6, 1992, through March 31, 2001. Index information is from August 1, 1992.)

[CHART]

          MFS Mississippi     Lehman Brothers
          Municipal Bond      Municipal Bond
          Fund - Class A           Index
8/92          $ 9,525             $10,000
3/93          $ 9,852             $10,526
3/95          $10,699             $11,570
3/97          $12,156             $13,223
3/99          $14,254             $15,547
3/01          $15,591             $17,232

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                CLASS A                                      CLASS B
                                                     -------------------------------------  ----------------------------------------
                                                     1 Year    3 Years   5 Years   Life(*)    1 Year   3 Years   5 Years    Life(*)
------------------------------------------------------------------------------------------  ----------------------------------------
Cumulative Total Return Excluding Sales Charge       +10.02%   +15.53%   +34.95%   +63.68%    +9.17%   +12.84%   +29.67%   +53.75%
------------------------------------------------------------------------------------------  ----------------------------------------
Average Annual Total Return Excluding Sales Charge   +10.02%    +4.93%    +6.18%    +5.86%    +9.17%    +4.11%    +5.33%    +5.10%
------------------------------------------------------------------------------------------  ----------------------------------------
Average Annual Total Return Including Sales Charge    +4.80%    +3.24%    +5.15%    +5.27%    +5.17%    +3.19%    +5.01%    +5.10%
------------------------------------------------------------------------------------------  ----------------------------------------


                                                                     COMPARATIVE INDICES++
------------------------------------------------------------------------------------------
                                                     1 Year    3 Years   5 Years   Life(*)
------------------------------------------------------------------------------------------
Average other state municipal bond fund+              +9.02%    +3.78%    +5.18%    +5.31%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%    +5.58%    +6.56%    +6.48%
------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, August 6, 1992, through March 31, 2001. Index information is from
     August 1, 1992.
++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- NEW YORK MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2001)

[CHART]

        MFS New York Municipal      Lehman Brothers
         Bond Fund - Class A      Municipal Bond Index
3/91         $ 9,525                    $10,000
3/93         $12,123                    $12,376
3/95         $13,138                    $13,604
3/97         $14,712                    $15,548
3/99         $17,262                    $18,281
3/01         $18,915                    $20,261

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                 CLASS A                                    CLASS B
                                                    ------------------------------------  -----------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------  -----------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.75%  +15.21%  +34.58%   +98.58%     +9.94%   +12.67%   +29.51%    +87.09%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.75%   +4.83%   +6.12%    +7.10%     +9.94%    +4.06%    +5.31%     +6.46%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Including Sales Charge   +5.49%   +3.15%   +5.09%    +6.58%     +5.94%    +3.13%    +4.98%     +6.46%
----------------------------------------------------------------------------------------  -----------------------------------------
                                                                                 CLASS C
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.41%  +14.85%  +34.17%   +97.97%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.41%   +4.72%   +6.05%    +7.07%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   +9.41%   +4.72%   +6.05%    +7.07%
----------------------------------------------------------------------------------------
                                                                 COMPARATIVE INDICES++
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------------------------------
Average New York municipal bond fund+               +10.39%   +4.19%   +5.53%    +6.60%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.92%   +5.58%   +6.56%    +7.32%
----------------------------------------------------------------------------------------

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- NORTH CAROLINA MUNICIPAL BOND FUND
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2001)

[CHART]

           MFS North Carolina    Lehman Brothers
             Municipal Bond      Municipal Bond
             Fund - Class A           Index
3/91            $ 9,525              $10,000
3/93            $11,477              $12,376
3/95            $12,308              $13,604
3/97            $13,783              $15,548
3/99            $15,934              $18,281
3/01            $17,266              $20,261

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                 CLASS A                                    CLASS B
                                                    ------------------------------------  -----------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------  -----------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.20%  +13.51%  +31.65%  +81.27%      +9.49%   +11.34%   +27.51%    +72.16%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.20%   +4.32%   +5.65%   +6.13%      +9.49%    +3.64%    +4.98%     +5.58%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Including Sales Charge   +4.96%   +2.64%   +4.63%   +5.61%      +5.49%    +2.73%    +4.65%     +5.58%
----------------------------------------------------------------------------------------  -----------------------------------------
                                                                                 CLASS C
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge       +9.49%  +11.33%  +27.58%   +72.74%
----------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge   +9.49%   +3.64%   +4.99%    +5.62%
----------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge   +8.49%   +3.64%   +4.99%    +5.62%
----------------------------------------------------------------------------------------
                                                                 COMPARATIVE INDICES++
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------------------------------
Average North Carolina municipal bond fund+          +9.93%   +4.15%   +5.51%   +6.39%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.92%   +5.58%   +6.56%   +7.32%
----------------------------------------------------------------------------------------

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- PENNSYLVANIA MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, February 1, 1993, through March 31, 2001. Index information is from February 1, 1993.)

[CHART]

       MFS Pennsylvania   Lehman Brothers
        Municipal Bond     Municipal Bond
        Fund - Class A         Index
2/93      $ 9,525             $10,000
3/95      $10,514             $11,269
3/97      $11,758             $12,879
3/99      $13,896             $15,143
3/01      $15,335             $16,784

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                 CLASS A                                    CLASS B
                                                    ------------------------------------  -----------------------------------------
                                                     1 Year  3 Years  5 Years    Life*     1 Year   3 Years   5 Years      Life*
----------------------------------------------------------------------------------------  -----------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.85%  +16.81%  +36.51%  +60.99%      +10.06%  +14.13%   +31.26%   +51.50%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.85%   +5.31%   +6.42%   +6.01%      +10.06%   +4.51%    +5.59%    +5.22%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Including Sales Charge   +5.58%   +3.62%   +5.39%   +5.38%       +6.06%   +3.58%    +5.27%    +5.22%
----------------------------------------------------------------------------------------  -----------------------------------------
                                                                 COMPARATIVE INDICES++
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years    Life*
----------------------------------------------------------------------------------------
Average Pennsylvania municipal bond fund+            +9.52%   +3.69%   +5.24%   +5.66%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.92%   +5.58%   +6.56%   +6.55%

* For the period from the commencement of the fund's investment operations, February 1, 1993, through March 31, 2001. Index information is from February 1, 1993.
++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- SOUTH CAROLINA MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2001)

[CHART]

             MFS South Carolina         Lehman Brothers
       Municipal Bond Fund - Class A  Municipal Bond Index
3/91           $ 9,525                     $10,000
3/93           $11,614                     $12,376
3/95           $12,614                     $13,604
3/97           $13,993                     $15,548
3/99           $16,148                     $18,281
3/01           $17,401                     $20,261

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                 CLASS A                                    CLASS B
                                                    ------------------------------------  -----------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------  -----------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.26%  +12.42%  +29.90%  +82.69%       +9.46%  +10.18%   +25.60%   +73.37%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.26%   +3.98%   +5.37%   +6.21%       +9.46%   +3.28%    +4.66%    +5.66%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Including Sales Charge   +5.02%   +2.31%   +4.35%   +5.70%       +5.46%   +2.37%    +4.33%    +5.66%
----------------------------------------------------------------------------------------  -----------------------------------------
                                                                 COMPARATIVE INDICES++
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------------------------------
Average South Carolina municipal bond fund+         +10.11%   +4.14%   +5.45%   +6.00%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.92%   +5.58%   +6.56%   +7.32%
----------------------------------------------------------------------------------------

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- TENNESSEE MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2001)

[CHART]

       MFS Tennessee Municipal     Lehman Brothers
         Bond Fund - Class A     Municipal Bond Index
3/91         $ 9,525                  $10,000
3/93         $11,607                  $12,376
3/95         $12,592                  $13,604
3/97         $14,033                  $15,548
3/99         $16,340                  $18,281
3/01         $17,639                  $20,261

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                 CLASS A                                    CLASS B
                                                    ------------------------------------  -----------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years     1 Year   3 Years   5 Years   10 Years
----------------------------------------------------------------------------------------  -----------------------------------------
Cumulative Total Return Excluding Sales Charge       +9.87%  +13.13%  +31.34%  +85.18%       +9.17%  +10.86%   +27.12%   +75.71%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Excluding Sales Charge   +9.87%   +4.20%   +5.60%   +6.36%       +9.17%   +3.50%    +4.92%    +5.80%
----------------------------------------------------------------------------------------  -----------------------------------------
Average Annual Total Return Including Sales Charge   +4.65%   +2.52%   +4.58%   +5.84%       +5.17%   +2.59%    +4.58%    +5.80%
----------------------------------------------------------------------------------------  -----------------------------------------
                                                                 COMPARATIVE INDICES++
                                                    ------------------------------------
                                                     1 Year  3 Years  5 Years  10 Years
----------------------------------------------------------------------------------------
Average Tennessee municipal bond fund+               +9.81%   +4.21%   +5.61%   +6.36%
----------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.92%   +5.58%   +6.56%   +7.32%
----------------------------------------------------------------------------------------

++ Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- VIRGINIA MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2001)

[CHART]

                      MFS Virginia Municipal          Lehman Brothers Municipal
                      Bond Fund - Class A             Bond Index
   3/91                 $9,525                        $10,000
   3/93                $11,545                        $12,376
   3/95                $12,320                        $13,604
   3/97                $13,644                        $15,548
   3/99                $15,761                        $18,281
   3/01                $17,078                        $20,261


TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                    CLASS A                                  CLASS B
                                                    ---------------------------------------  ---------------------------------------
                                                      1 Year    3 Years   5 Years  10 Years    1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------------------  ---------------------------------------
Cumulative Total Return Excluding Sales Charge        +9.55%    +13.47%   +30.14%   +79.30%    +8.76%   +11.21%   +25.85%    +70.18%
-------------------------------------------------------------------------------------------  ---------------------------------------
Average Annual Total Return Excluding Sales Charge    +9.55%     +4.30%    +5.41%    +6.01%    +8.76%    +3.60%    +4.71%     +5.46%
-------------------------------------------------------------------------------------------  ---------------------------------------
Average Annual Total Return Including Sales Charge    +4.35%     +2.62%    +4.39%    +5.50%    +4.76%    +2.69%    +4.37%     +5.46%
-------------------------------------------------------------------------------------------  ---------------------------------------

                                                                                    CLASS C
                                                    ---------------------------------------
                                                      1 Year    3 Years   5 Years  10 Years
-------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge        +8.85%    +11.29%   +26.01%   +70.82%
-------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge    +8.85%     +3.63%    +4.73%    +5.50%
-------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge    +7.85%     +3.36%    +4.73%    +5.50%
-------------------------------------------------------------------------------------------
                                                                      COMPARATIVE INDICES++
                                                    ---------------------------------------
                                                      1 Year    3 Years   5 Years  10 Years
-------------------------------------------------------------------------------------------
Average Virginia municipal bond fund+                 +9.63%     +4.20%    +5.57%    +6.51%
-------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#                +10.92%     +5.58%    +6.56%    +7.32%
-------------------------------------------------------------------------------------------

++  Average annual rates of return.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

MFS-Registered Trademark- WEST VIRGINIA MUNICIPAL BOND FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 2001)

[CHART]

            MFS West Virginia    Lehman Brothers
             Municipal Bond      Municipal Bond
             Fund - Class A           Index
      3/91       $9,525              $10,000
      3/93       $11,631             $12,376
      3/95       $12,609             $13,604
      3/97       $14,138             $15,548
      3/99       $16,201             $18,281
      3/01       $17,491             $20,261

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

                                                                                   CLASS A                                  CLASS B
                                                   ---------------------------------------  ---------------------------------------
                                                     1 Year    3 Years   5 Years  10 Years    1 Year   3 Years   5 Years   10 Years
------------------------------------------------------------------------------------------  ---------------------------------------
Cumulative Total Return Excluding Sales Charge      +10.04%    +13.07%   +30.16%   +83.64%    +9.34%   +10.80%   +25.85%    +74.26%
------------------------------------------------------------------------------------------  ---------------------------------------
Average Annual Total Return Excluding Sales Charge  +10.04%     +4.18%    +5.41%    +6.27%    +9.34%    +3.48%    +4.71%     +5.71%
------------------------------------------------------------------------------------------  ---------------------------------------
Average Annual Total Return Including Sales Charge   +4.81%     +2.50%    +4.39%    +5.75%    +5.34%    +2.56%    +4.37%     +5.71%
------------------------------------------------------------------------------------------  ---------------------------------------

                                                                     COMPARATIVE INDICES++
                                                   ---------------------------------------
                                                     1 Year    3 Years   5 Years  10 Years
------------------------------------------------------------------------------------------
Average other state municipal bond fund+             +9.02%     +3.78%    +5.18%    +5.89%
------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index#               +10.92%     +5.58%    +6.56%    +7.32%
------------------------------------------------------------------------------------------

++  Average annual rates of return.
+   Source: Lipper Inc.
#   Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%.

Class B share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B performance has been adjusted to take into account the CDSC applicable to Class B shares rather than the initial sales charge (load) applicable to Class A shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B shares are higher than those of Class A, the blended Class B share performance is higher than it would have been had Class B shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in lower rated securities may provide greater returns but may have greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

These portfolios are non-diversified and have more risk than one that is diversified. The portfolios invest in a limited number of securities and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset value. Investments in the portfolios are not a complete investment program. These risks may increase share price volatility. See the prospectus for details.

A small portion of income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. These risks may increase share price volatility. See the prospectus for details.

By concentrating in single states rather than diversifying among several, the portfolios are more susceptible to greater adverse economic or regulatory developments than a portfolio that invests more broadly. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS -- March 31, 2001

MFS MISSISSIPPI MUNICIPAL BOND FUND

MUNICIPAL BONDS - 97.6%
---------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)       VALUE
---------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 4.3%
 Hinds County, MS, MBIA, 6.25s, 2010                          $     1,660   $ 1,901,928
 Hinds County, MS, MBIA, 6.25s, 2011                                1,285     1,482,646
                                                                            -----------
                                                                            $ 3,384,574
---------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 11.4%
 Commonwealth of Puerto Rico, MBIA,
  7.784s, 2008 ++ ++                                          $     2,000   $ 2,151,620
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 7.666s, 2017  + ++                                      750       839,025
 State of Mississippi, 6.75s, 2014 ++ ++ ++                         1,800     1,993,914
 State of Mississippi, 6s, 2018                                     1,000     1,078,600
 State of Mississppi, Capital Improvement,
  5.5s, 2015                                                          750       794,272
 State of Mississppi, Capital Improvement,
  5.25s, 2017                                                       2,000     2,048,880
                                                                            -----------
                                                                            $ 8,906,311
---------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 4.7%
 Biloxi, MS, Public School District, MBIA,
  5s, 2021                                                    $     1,000   $   974,070
 Jackson, MS, Public School District,
  AMBAC, 5.75s, 2017                                                1,000     1,061,870
 Madison County, MS, Public School District,
  MBIA, 5.875s, 2016                                                1,500     1,611,765
                                                                            -----------
                                                                            $ 3,647,705
---------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 20.8%
 Alcorn County, MS, Corinth Hospital Rev.
  (Magnolia Regional Health Center),
  AMBAC, 5.75s, 2013                                          $     1,000   $ 1,063,340
 Corinth Alcorn County, MS, Hospital Rev.
  (Magnolia Regional Health Center), 5.5s, 2021                       670       561,132
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                                     2,250     2,386,687
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                                       1,000     1,053,070
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitition Center), AMBAC, 5.6s, 2012                         2,335     2,541,321
 Jones County, MS, Hospital Rev. (South
  Central Regional Medical Center), 5.5s, 2017                      1,000       887,360
 Mississippi Development Bank, Special
  Obligation (Adams County Hospital), FSA,
  5.75s, 2016                                                       1,000     1,044,350
 Mississippi Hospital Equipment & Facilities
  (Forrest County General Hospital), FSA,
  5.625s, 2020                                                      1,000     1,018,450
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010                        1,190     1,316,235
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013                            750       801,555
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Magnolia Regional Health
  Center), 7.375s, 2021 ++ ++ ++                                    1,500     1,560,210
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2018                                            2,000     2,072,360
                                                                            -----------
                                                                            $16,306,070
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 1.0%
 Puerto Rico Ports Authority Rev. (American
  Airlines), 6.25s, 2026                                      $       750   $   753,203
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 6.5%
 Jones County, MS, Solid Waste Disposal Rev.
  (International Paper Co.), 5.8s, 2021                       $       500   $   478,515
 Lowndes County, MS, Solid Waste Disposal
  & Pollution Control Rev. (Weyerhauser Co.),
  6.8s, 2022                                                        3,250     3,578,835
 Warren County, MS, Pollution Control Rev.
  (International Paper), 6.6s, 2019                                 1,000     1,018,940
                                                                            -----------
                                                                            $ 5,076,290
---------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - ENTERTAINMENT & TOURISM - 1.5%
 Mississippi Development Bank (Diamond Lakes
  Utilities), 6.25s, 2017                                     $     1,250   $ 1,196,838
---------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 5.1%
 Gulfport, MS, Community Development
  (Oakview Apartments), FNMA, 7.4s, 2025                      $     1,755   $ 1,846,804
 Jackson, MS, Elderly Housing Corp., Mortgage
  Rev. (Delhaven Manor), FHA, 7.375s, 2024                          1,910     1,953,433
 Ridgeland, MS, Urban Renewal, Multifamily
  Housing Rev. (Northbrook I & III Apartments),
  6.15s, 2019 #                                                       300       210,000
                                                                            -----------
                                                                            $ 4,010,237
---------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.0%
 Mississippi Development Bank (Tupelo
  Fairgrounds), AMBAC, 5s, 2017                               $       785   $   787,080
---------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 13.1%
 Mississippi Home Corp., 0s, 2013 ++ ++ ++                    $     4,920   $ 2,685,336
 Mississippi Home Corp., GNMA, 6.5s, 2024                           2,590     2,680,961
 Mississippi Home Corp., GNMA, 6.625s, 2027                         1,350     1,411,938
 Mississippi Home Corp., GNMA, 7.55s, 2027                          1,200     1,308,684
 Mississippi Home Corp., GNMA\FNMA, 6.3s, 2031                        500       527,935
 Mississippi Home Corp., GNMA, 5.75s, 2031                          1,000     1,121,550
 Mississippi Home Corp., GNMA, 5s, 2032                               500       542,875
                                                                            -----------
                                                                            $10,279,279
---------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 9.7%
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014                                 $     1,320   $ 1,440,371
 Mississippi Development Bank (Natchez
  Mississippi Convention Center), AMBAC, 6s, 2021                     750       822,592
 Puerto Rico Public Finance Corp., RITES, AMBAC,
  7.416s, 2013 + ++                                                   500       601,650
 Southhaven, MI, Mississippi Development Bank
  Special Obligation (Recreation Facilities),
  5.875s, 2014                                                        375       399,765
 Southhaven, MI, Mississippi Development Bank
  Special Obligation (Recreation Facilities),
  6.2s, 2020                                                          400       421,960
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014                             2,000     2,048,240
 Walnut, MI, Correctional Authority, AMBAC,
  6s, 2019                                                          1,750     1,904,315
                                                                            -----------
                                                                            $ 7,638,893
---------------------------------------------------------------------------------------
TURNPIKE REVENUE - 1.5%
 Mississippi Development Bank, AMBAC,
  5.1s, 2019                                                  $     1,175   $ 1,177,679
---------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 6.8%
 Mississippi Building Corp. Rev. (University
  Mississippi Medical Center), AMBAC,
  5.5s, 2023                                                  $     1,000   $ 1,035,620


                                                                          15-MMS

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - CONTINUED
 Mississippi University Educational Building,
  AMBAC, 5.5s, 2016                                       $1,000    $  1,048,500
 Mississippi University Educational Building,
  AMBAC, 5s, 2021                                            250         243,440
 Mississippi Valley State University, MBIA,
  5.5s, 2021                                                 890         930,397
 University of Mississippi, Educational
  Building Corp. (Athletic Facilities), 6.2s, 2016 #       1,000       1,059,640
 University of Mississippi Educational Building Corp.
  (Performing Arts Center), AMBAC, 5.25s, 2018             1,000       1,014,850
                                                                    ------------
                                                                    $  5,332,447
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 3.0%
 Warren County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                   $1,000    $  1,052,190
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                    1,230       1,294,194
                                                                    ------------
                                                                    $  2,346,384
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 2.9%
 Guam Power Authority Rev., RITES, AMBAC,
  6.989s, 2013  +++++                                     $1,000    $  1,126,640
 Puerto Rico Electric Power Authority, FSA,
  8.253s, 2023 ++++                                        1,000       1,101,320
 Puerto Rico Electric Power Authority, Power
  Rev., FSA, 5.25s, 2015                                      80          84,081
                                                                    ------------
                                                                    $  2,312,041
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 4.3%
 Gautier, MS, Utility District, Utility Systems Rev.,
  FGIC, 6.375s, 2019                                      $1,300    $  1,343,290
 Gulfport, MI, Water & Sewer Rev., FSA,
  5.625s, 2024                                               500         513,690
 Jackson, MS, Water & Sewer Systems Rev.,
  FGIC, 5.25s, 2017                                          420         427,745
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2012                                                 650         697,248
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2013                                                 400         427,568
                                                                    ------------
                                                                    $  3,409,541
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $73,045,354)                $ 76,564,572
--------------------------------------------------------------------------------

FLOATING RATE DEMAND NOTES - 2.4%
--------------------------------------------------------------------------------
 Jackson County, MS, Pollution Control Rev.,
  Chevron USA, Inc., due 04/02/01                         $1,400    $  1,400,000
 Perry County, MS, Pollution Control Rev.,
  due 04/02/01                                               400         400,000
 Pinellas County, FL, Health Facility Authority,
  due 04/02/01                                                50          50,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  1,850,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $74,895,354)                    $ 78,414,572

OTHER ASSETS, LESS LIABILITIES                                            29,185
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 78,443,757
--------------------------------------------------------------------------------



MFS NEW YORK MUNICIPAL BOND FUND
Municipal Bonds - 97.0%

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 1.7%
 Port Authority NY & NJ, Special Obligation, MBIA,
  5.5s, 2018                                              $1,500    $  1,556,250
 Port Authority NY & NJ, Special Obligation
  (JFK International), MBIA, 6.25s, 2015                     990       1,147,638
                                                                    ------------
                                                                    $  2,703,888
--------------------------------------------------------------------------------

GENERAL OBLIGATIONS - GENERAL PURPOSE - 15.4%
 Huntington, NY, FGIC, 5.5s, 2013                         $1,000    $  1,034,690
 New York Thruway Authority Service Contract,
  Highway & Bridge, AMBAC, 5.375s, 2018                    2,000       2,060,680
 New York, NY, 8s, 2001, ++++++                              490         505,180
 New York, NY, 8.25s, 2001, ++++++                         2,000       2,093,380
 New York, NY, 7.2s, 2004, ++++++                          1,000       1,127,680
 New York, NY, 7.3s, 2014, ++++++                            880         996,626
 New York, NY, 7.3s, 2014, ++++++                          5,000       5,654,150
 New York, NY, 7.375s, 2014, ++++++                        1,600       1,815,840
 New York, NY, 5.375s, 2017                                1,250       1,284,775
 New York, NY, FGIC, 5.375s, 2017                          1,000       1,028,760
 New York, NY, FSA, 5.375s, 2017                             500         514,380
 New York, NY, 6s, 2019                                    1,000       1,096,810
 New York, NY, FGIC, 5.5s, 2026                            2,100       2,147,817
 Niagara Falls, NY, FGIC, 5.5s, 2008                       1,025       1,075,092
 State of New York, AMBAC, 6s, 2010                        1,000       1,096,680
 State of New York, 5.7s, 2011                             1,000       1,089,150
                                                                    ------------
                                                                    $ 24,621,690
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 4.6%
 North Babylon, NY, Union Free School District,
  FGIC, 5.5s, 2018                                        $2,415    $  2,526,018
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2012                                          500         631,335
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2013                                          500         635,925
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2014                                          500         640,130
 Port Byron, NY, Central School District,
  AMBAC, 7.4s, 2015                                          500         642,880
 Rome, NY, City School District, FSA, 5.5s, 2019           1,000       1,039,860
 Washingtonville, NY, Central School
  District, FGIC, 7.35s, 2008                                550         659,318
 Washingtonville, NY, Central School
  District, FGIC, 7.35s, 2009                                550         667,942
                                                                    ------------
                                                                    $  7,443,408
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 6.2%
 Albany, NY, Industrial Development Authority,
  Civic Facilities Rev., 8.25s, 2004                      $1,140    $  1,175,842
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facility Rev. (Womans Christian
  Assn.), 6.35s, 2017                                        200         176,798
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facility Rev. (Womans Christian
  Assn.), 6.4s, 2029, #                                      500         413,615
 Fulton County, NY, Industrial Development
  Agency (Nathan Littauer Hospital Assn.),
  5.75s, 2009                                                750         693,405
 Nassua, NY (Nassua Health Care Corp.),
  FSA, 6s, 2014                                            1,000       1,112,720
 New York City, NY, Health & Hospital Corp.
  Rev., 5.25s, 2017                                          750         741,705
 New York Dormitory Authority Rev. (St. Vincent's
  Hospital), FHA, 7.375s, 2011                             1,990       2,047,451


SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

16-MMS

--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - CONTINUED
 New York Medical Care Facilities Finance
  Agency Rev., Mental Health Services
  (Huntington Hospital Mortgage), 6.5s, 2014              $1,250    $  1,308,137
 New York Medical Care Facilities Financing Agency
  Rev. (Montefiore Medical), AMBAC,
  6.5s, 2005, ++++++                                       1,550       1,743,719
 Yonkers, NY, Industrial Development Agency
   (St. Johns Riverside Hospital), 7.125s, 2031              500         503,480
                                                                    ------------
                                                                    $  9,916,872
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.7%
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                     $1,005    $  1,035,230
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 1.0%
 New York City, NY, Industrial Development
  Agency, Special Facilities Rev. (American
  Airlines), 6.9s, 2024                                   $1,000    $  1,046,880
 New York, NY, City Industrial Agency (American
  Airlines), 5.4s, 2019                                      500         470,880
                                                                    ------------
                                                                    $  1,517,760
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.3%
 Allegany County, NY, Industrial Development
  Agency, Solid Waste Rev. (Atlantic Richfield),
  6.625s, 2016                                            $1,000      $1,042,520
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024              1,000       1,056,730
                                                                    ------------
                                                                    $  2,099,250
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 2.2%
 Essex County, NY, Industrial Development
  Agency (International Paper Corp.), 5.55s, 2014         $  750    $    761,092
 Essex County, NY, Industrial Development
  Agency (International Paper Corp.), 6.15s, 2021          1,000       1,000,620
 Essex County, NY, Industrial Development Agency
  (International Paper Corp.), 6.45s, 2023                   700         725,445
 Monroe County, NY, Industrial Development
  Agency (Weyerhauser Co.), 9s, 2006                       1,000       1,004,200
                                                                    ------------
                                                                    $  3,491,357
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.3%
New York City, NY, Housing Development Corp.
  Rev., 5.6s, 2019                                        $  400    $    410,108
 New York Housing Finance Service Contract,
  Contract Obligation Rev., 7.3s, 2012                        10          10,391
                                                                    ------------
                                                                    $    420,499
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.6%
 Nassau, NY (Financial Authority), MBIA,
  5.375s, 2017                                            $1,000    $  1,033,990
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 2.3%
 New York Mortgage Agency Rev., 5.85s, 2018               $2,000    $  2,074,580
 New York Mortgage Agency Rev., 5.8s, 2020                 1,555       1,599,955
                                                                    ------------
                                                                      $3,674,535
--------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.0%
 Oneida Herkimer, NY, Solid Waste Management
  Authority, 6.75s, 2014                                  $   60    $     62,427
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 22.5%
 Metropolitan Transportation Authority, NY,
  Service Contract, 7.375s, 2008                          $2,000    $  2,293,840
 Metropolitan Transportation Authority, NY,
  Service Contract, AMBAC, 5.75s, 2013                    $  825    $    923,464
 Metropolitan Transportation Authority, NY,
  Service Contract, FGIC, 5.875s, 2018                     1,980       2,140,499
 New York Dormitory Authority Rev.
  (Cansius College), MBIA, 5.1s, 2020                      2,355       2,359,875
 New York Dormitory Authority Rev.
  (City University), FSA, 5.75s, 2013                      3,000       3,358,050
 New York Dormitory Authority Rev.
  (City University), AMBAC, 5.75s, 2018                      800         885,384
 New York Dormitory Authority Rev.
  (Judicial Institute At Pace),
  AMBAC, 5.5s, 2020                                        2,500       2,611,675
 New York Dormitory Authority Rev.
  (Pace University), MBIA, 6s, 2019                        1,690       1,856,566
 New York Dormitory Authority Rev.
  (Schools Program), 6.25s, 2020                           1,190       1,336,953
 New York Dormitory Authority Rev.
  (State University), 5s, 2017                             1,000         992,140
 New York Dormitory Authority Rev.
  (State University), 5.875s, 2017                         1,130       1,255,656
 New York Dormitory Authority Rev.
  (State University), 5.375s, 2018                         1,500       1,539,120
 New York Dormitory Authority Rev.
  (Upstate Community), FSA, 6s, 2018                       1,000       1,102,510
 New York Local Government
  Assistance Corp., MBIA, 4.875s, 2020                     1,250       1,210,038
 New York Local Government
  Assistance Corp., MBIA, 5s, 2021                         1,750       1,723,872
 New York Medical Care Facilities
  Financing Agency Rev., 6.375s, 2014                         15          16,659
 New York Medical Care Facilities
  Financing Agency Rev., MBIA, 6s, 2025                       20          21,075
 New York Urban Development
  Corp. Rev. (Correctional Facilities),
  AMBAC, 0s, 2009                                          5,000       3,571,650
 New York Urban Development
  Corp. Rev. (State Facilities),
  AMBAC, 5.6s, 2015                                        2,750       3,025,000
 New York, NY, Transitional Finance
  Authority Rev., 5.75s, 2018                              2,730       2,923,666
 New York, NY, Transitional Finance
  Authority Rev., 5s, 2019                                 1,000         990,490
                                                                    ------------
                                                                     $36,138,182
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 15.4%
 Metropolitan Transportation Authority,
  NY, Service Contract, FGIC, 5.25s, 2014                 $ 500      $   521,645
 Metropolitan Transportation Authority,
  NY, Service Contract, 5.5s, 2017                          750          775,920
 New York Metro Transport Authority,
  Commuter Facilities Rev., FGIC, 5.25s, 2028             1,000        1,005,220
 New York Thruway Authority Service
  Rev., Highway & Bridges, 5.25s, 2015                    1,500        1,550,070
 New York Thruway Authority Service
  Rev., Highway & Bridges, MBIA, 5.75s, 2015              1,000        1,079,790
 New York Thruway Authority Service
  Rev., Highway & Bridges, FGIC, 5.4s, 2017               2,000        2,074,160
 New York Thruway Authority Service
  Rev., Highway & Bridges, 5s, 2018                       1,000          986,350
 New York Thruway Authority Service
  Rev., Highway & Bridges, MBIA, 5s, 2018                 1,400        1,399,244
 New York Thruway Authority Service
  Rev., Highway & Bridges, AMBAC, 5.125s, 2020            1,000        1,003,390

                                                                          17-MNY

PORTFOLIO OF INVESTMENTS - continued

Municipal Bonds - continued
--------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)           VALUE
--------------------------------------------------------------------------------
TURNPIKE REVENUE - CONTINUED
 Niagara Falls, NY, Bridge Commission Toll Rev.,
  RITES, FGIC, 6.381s, 2015,  +++++                       $3,500      $3,960,950
 Puerto Rico Highway & Transporation
  Authority Rev., 6.25s, 2013                              1,000       1,160,980
 Puerto Rico Highway & Transportation
  Authority Rev., 5s, 2036                                 1,700       1,653,777
 Triborough Bridge & Tunnel Authority,
  NY, 6s, 2012                                             1,000       1,138,140
 Triborough Bridge & Tunnel Authority,
  NY, 5.5s, 2017                                            500          540,000
 Triborough Bridge & Tunnel Authority,
  NY, RITES, 6.846s, 2017,  +++++                          5,000       5,800,000
                                                                    ------------
                                                                     $24,649,636
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.7%
 Amherst, NY, Industrial Development Agency
  (Daemen College), 6s, 2021                              $1,000      $  974,580
 Cattaraugus County, NY, Industrial Development
  (Jamestown Community College), 6.4s, 2019                  500         529,785
 Hempstead Town, NY, Civic Facilities Rev.
  (Hofstra University), MBIA, 5.8s, 2015                   1,500       1,602,450
 Islip, NY, Community Development Agency
  Rev. (New York Institute of Technology),
  7.5s, 2006, ++++++                                       1,990       2,358,747
 New York Dormitory Authority Rev. (Columbia
  University), 5.25s, 2020                                 2,000       2,036,500
 New York Dormitory Authority Rev. (Fordham
  University), AMBAC, 7.2s, 2015                              40          40,775
 Tompkins County, NY, Industrial Development
  Agency (Cornell University), 5.625s, 2020                1,000       1,054,850
 Utica, NY, Industrial Development Agency
  (Utica College), 5.3s, 2008                                465         481,214
                                                                    ------------
                                                                      $9,078,901
--------------------------------------------------------------------------------
UTILITIES - COGENERATION - 2.5%
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2011                                             $1,000      $1,054,570
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                              1,750       1,818,582
 Suffolk County, NY, Industrial Development
  Agency (Nissequogue Cogen Partners
  Facility), 5.3s, 2013                                    1,250       1,144,113
                                                                    ------------
                                                                      $4,017,265
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 1.7%
 New York Energy Research & Development,
  6.1s, 2020                                              $2,400      $2,540,064
 New York Energy Research & Development
  (Niagara Mohawk Power Co.), FGIC, 6.625s, 2013             250         258,015
                                                                    ------------
                                                                      $2,798,079
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 3.8%
 Guam Power Authority Rev., RITES, AMBAC,
  6.438s, 2014,  +++++                                    $  500      $  555,370
 New York Dormitory Authority Rev.
  (City University), 5.625s, 2016                          2,450       2,666,237
 New York Energy Research & Development
  Authority (Electric Facilities Rev.),
  7.15s, 2002, ++++++                                      1,975       2,101,143
 New York Energy Research & Development

  Authority (Electric Facilities Rev.), 7.15s, 2022          805         842,755
                                                                    ------------
                                                                      $6,165,505
--------------------------------------------------------------------------------
UTILITIES - OTHER - 1.0%
 Long Island Power Authority (Electric
  Systems Rev.), 5s, 2020                                 $1,495      $1,455,009
 Virgin Islands Water & Power Authority
  Rev., 5.5s, 2017                                           200         194,086
                                                                    ------------
                                                                      $1,649,095
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 8.1%
 Erie County, NY, Water Authority, AMBAC,
  6.75s, 2014                                             $1,000      $1,183,380
 New York City, NY, Municipal Water & Sewer
   Finance Authority, 6s, 2010                               620         703,595
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7.1s, 2012                              860         874,009
 New York City, NY, Municipal Water & Sewer
  Finance Authority, 7s, 2001, ++++++                        745         758,306
 New York City, NY, Municipal Water & Sewer
  Finance Authority, MBIA, 5.5s, 2027                      1,250       1,280,412
 New York Environmental Facilities, Pollution
  Control Rev., 7.25s, 2010                                   70          71,885
 New York Environmental Facilities (Spring
  Valley Water Co.), AMBAC, 6.15s, 2024                    1,500       1,586,100
 New York Environmental Facilities Corp.,
  Pollution Control Rev., 5.75s, 2010                      2,235       2,501,345
 New York Environmental Facilities Corp.,
  Pollution Control Rev., 6.875s, 2010                       220         225,716
 New York Environmental Facilities Corp.,
  Water Facilities Rev., 8.85s, 2015                       2,500       2,629,675
 Puerto Rico Aqueduct & Sewer Authority
  Rev., FSA, 9s, 2005, ++++++                                250         291,198
 Suffolk County, NY, Water Authority,
  MBIA, 5.1s, 2012                                           895         950,230
                                                                    ------------
                                                                     $13,055,851
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $144,331,846)               $155,573,420
--------------------------------------------------------------------------------
FLOATING RATE DEMAND NOTES - 1.2%
--------------------------------------------------------------------------------
 Long Island Power Authority, Electric
  Systems Rev., due 04/02/01                             $1,700      $1,700,000
 Sevier County, TN, Public Building Authority,
  due 04/02/01                                              300         300,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                 $2,000,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $146,331,846)                  $157,573,420
--------------------------------------------------------------------------------
OTHER ASSETS, LESS LIABILITIES - 1.8%                                 2,849,283
--------------------------------------------------------------------------------
 NET ASSETS - 100.0%                                               $160,422,703
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

18-MNY

MFS NORTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 98.3%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 2.0%
 Charlotte, NC, Airport Rev., MBIA, 5.875s, 2019           $1,000    $ 1,060,350
 Charlotte, NC, Airport Rev., MBIA, 5.875s, 2020            3,775      3,992,327
 Ralieigh Durham, NC, Airport Authority, FGIC,
  5.25s, 2018                                               2,700      2,757,996
                                                                     -----------
                                                                     $ 7,810,673
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 0.9%
 Charlotte, NC, 5.5s, 2016                                 $3,100    $ 3,314,489
 Hertford County, NC, 9.5s, 2001                              100        100,000
 Hertford County, NC, 9.5s, 2002                              100        100,980
                                                                     -----------
                                                                     $ 3,515,469
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 2.6%
 Durham, NC, 5.9s, 2014                                    $2,400    $ 2,555,424
 New Hanover County, NC, Public Improvement,
  5.75s, 2017                                               1,000      1,081,240
 New Hanover County, NC, Public Improvement,
  5.8s, 2019                                                4,200      4,557,126
 State of North Carolina, 5.1s, 2017                        2,000      2,058,120
                                                                     -----------
                                                                     $10,251,910
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 1.8%
 Cumberland County, NC, 5.8s, 2019                         $4,400    $ 4,741,176
 Johnston County, NC, FGIC, 5.6s, 2018                      2,000      2,121,980
                                                                     -----------
                                                                     $ 6,863,156
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 22.4%
 Catawba County, NC, Hospital Rev. (Catawba
  Memorial Hospital), AMBAC, 5s, 2017                      $1,200    $ 1,194,492
 Charlotte-Mecklenberg Hospital Authority,
  "A", 5.75s, 2021                                          1,500      1,524,735
 Cumberland County, NC, Hospital Facilities
  Rev. (Cumberland County Hospital), MBIA,
  0s, 2009                                                  1,800      1,241,586
 New Hanover County, NC, Hospital Rev.
  (New Hanover Regional Medical Center),
  MBIA, 5s, 2019                                            6,225      6,165,302
 North Carolina Medical Care, AMBAC, 5s, 2021               3,500      3,390,835
 North Carolina Medical Care Commission,
  AMBAC, 5s, 2017                                           5,000      4,976,950
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2013                                           1,000        544,790
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2015                                           1,140        552,011
 North Carolina Medical Care Commission,
  Hospital Rev. (Carolina Medicorp), 6s, 2001 ++++++        8,500      8,518,615
 North Carolina Medical Care Commission,
  Hospital Rev. (Duke University), 5.25s, 2021              5,975      5,975,657
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2015            5,790      5,877,660
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2019            7,500      7,523,250
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2002 ++++++      1,355      1,443,441
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial), 6.75s, 2002 ++++++      4,500      4,796,865
 North Carolina Medical Care Commission,
  Hospital Rev. (Mission-St. Joseph Health
  System), MBIA, 5.1s, 2018                                 1,500      1,505,295
 North Carolina Medical Care Commission,
  Hospital Rev. (Pitt County Memorial Hospital),
  5s, 2018                                                 $3,000    $ 2,923,500
 North Carolina Medical Care Commission,
  Hospital Rev. (Valdese General Hospital),
  8.75s, 2001 ++++++                                        4,975      5,207,830
 North Carolina Medical Care Commission

  (Catholic Health East), AMBAC, 5s, 2018                   2,000      1,978,920
 North Carolina Medical Commission,
  Health Care Facilities Rev. (Novant Health),
  MBIA, 5s, 2018                                            1,975      1,954,361
 Northern Hospital District Surry County,
  NC, Health Care Facilities Rev., 5.5s, 2019               1,250      1,255,363
 Northern Hospital District, Surry County,
  NC, Heath Care Facilities Rev., 7.875s, 2021              3,280      3,362,754
 Pitt County, NC, Hospital Rev.
  (Memorial Hospital), 5.25s, 2021 aaa                     10,135     10,200,878
 University of North Carolina, Chapel Hill,
  University Hospital Rev., 5.25s, 2019                     4,800      4,722,048
                                                                     -----------
                                                                     $86,837,138
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.2%
 Mocksville, NC (Housing Foundation, Inc.),
  7.25s, 2029                                              $1,000    $   958,460
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.6%
 Cumberland County, NC, Finance Corp.
  (Detention & Mental Health Center),
  AMBAC, 5.625s, 2019                                      $2,125    $ 2,209,788
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 0.9%
 Puerto Rico Ports Authority Rev. (American
  Airlines), 6.25s, 2026                                   $3,575    $ 3,590,265
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.3%
 Wake County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Mallinkcodt), 6.75s, 2012                               $1,100    $ 1,114,718
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 6.2%
 Columbus County, NC, Industrial Facilities
  & Pollution Control (International Paper Corp.),
  5.8s, 2016                                               $3,500    $ 3,487,365
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Champion International), 5.75s, 2025,                    5,400      5,113,638
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 7.25s, 2014                           7,000      7,275,240
 Martin County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), 6.8s, 2024                            7,500      7,766,475
 Surry County, NC, Industrial Facilities &
  Pollution Control Finance Authority
  (Weyerhaeuser Co.), ASST GTY, 9.25s, 2002                   600        628,920
                                                                     -----------
                                                                     $24,271,638
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 0.7%
 Mecklenburg County, NC, Industrial Facilities
  & Pollution Control Finance Authority
  (Precision Steel), 7.75s, 2014                           $2,600    $ 2,640,066
--------------------------------------------------------------------------------


                                                                          19-MNC

Municipal Bonds - continued
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 5.0%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), 7.1s, 2011 #                        $5,000    $ 5,205,500
 Durham County, NC (Alston Village Apartments),
  FNMA, 5.65s, 2034                                         2,040      2,090,429
 North Carolina Housing Finance Agency,
  FHA, 6.9s, 2024                                           4,880      5,084,569
 North Carolina Housing Finance Agency,
  FHA, 6.05s, 2028                                          5,000      5,152,650
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                              1,910      1,926,961
                                                                     -----------
                                                                     $19,460,109
--------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.7%
 Territory of Virgin Islands, Public Finance Authority,
  5.5s, 2022                                               $1,600    $ 1,543,264
 Virgin Islands Public Finance Authority, ASST GTY,
  5.5s, 2018                                                1,000      1,030,070
                                                                     -----------
                                                                     $ 2,573,334
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.6%
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena), 6.25s, 2001 ++++++                     $2,180    $ 2,268,486
--------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 3.6%
 North Carolina Housing Finance Agency, 6.7s, 2018         $1,550    $ 1,608,420
 North Carolina Housing Finance Agency, 5.55s, 2019         3,980      4,048,058
 North Carolina Housing Finance Agency, 6.15s, 2020         1,000      1,041,160
 North Carolina Housing Finance Agency, 5.85s, 2028         4,060      4,139,495
 North Carolina Housing Finance Agency, 7.6s, 2032            930        941,727
 North Carolina Housing Finance Agency,
  FHA, 6.15s, 2017                                          1,955      2,044,402
                                                                     -----------
                                                                     $13,823,262
--------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.3%
 Iredell, NC, Solid Waste Systems Rev.,
  6.25s, 2002 ++++++                                       $1,250    $ 1,316,900
--------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 15.3%
 Brunswick County, NC, FSA, 5.5s, 2020                     $1,000    $ 1,035,700
 Cabarrus County, NC, Development Corp.,
  AMBAC, 5.3s, 2019                                         1,250      1,271,950
 Cabarrus County, NC, Installment Financing
  Contract, 5s, 2021                                        5,500      5,397,590
 Carteret County, NC, AMBAC, 5.625s, 2020                   1,010      1,053,359
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2004                   3,435      2,993,087
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2005                   4,810      4,008,269
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2006                   1,075        856,409
 Charlotte, NC, Certificates of Participation
  (Convention Facilites), AMBAC, 0s, 2008                   3,000      2,165,310
 Charlotte, NC, Convevtion Facility, 5.5s, 2020             3,000      3,118,800
 Charlotte, NC, Public Safety Facilities, 5.5s, 2020        3,000      3,114,360
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011               425        262,578
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013             1,000        543,950
 Dare County, NC, MBIA, 6.6s, 2006,                         2,100      2,147,439
 Durham, NC, Certificates of Participation
  (New Durham Corp.), 6.875s, 2009                          1,750      1,809,518
 Franklin County, NC, Certificates of
  Participation (Jail and School), FGIC, 6.625s, 2014,      2,000      2,222,340
 Harnett County, NC, FSA, 5.5s, 2016                        1,225      1,286,961
 Harnett County, NC, Certificates of
  Participation, AMBAC, 6.2s, 2006,                         1,000      1,095,050
 Iredell County, NC, Public Facilities,
  AMBAC, 5.5s, 2019                                         1,000      1,034,090
 Pender County, NC, Certificates of
  Participation (Pender County Prison), 7.6s, 2004          1,205      1,237,475
 Pender County, NC, Certificates of
  Participation (Pender County Prison), 7.7s, 2011          1,000      1,027,100
 Pitt County NC, School Facilities, FSA, 5.75s, 2018        1,390      1,481,295
 Pitt County, NC, School Facilities, FSA, 5.75s, 2019       1,390      1,477,125
 Pitt County, NC, School Facilities, FSA, 5.5s, 2020        1,250      1,330,850
 Puerto Rico Housing, Bank and Finance
  Agency, 7.5s, 2006                                        7,000      7,966,280
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 7.416s, 2016  +++++                                1,500      1,771,860
 Randolph County, NC, FSA, 5.6s, 2018                       3,000      3,133,740
 Sampson Area Development Corp., NC,
  Installment Payment Rev., MBIA, 4.75s, 2019               1,000        956,420
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012,                                      1,000      1,063,510
 Winston Salem, NC, 5s, 2018                                2,575      2,628,560
                                                                     -----------
                                                                     $59,490,975
--------------------------------------------------------------------------------
TURNPIKE REVENUE - 2.6%
 Puerto Rico Highway & Transportation
  Authority Rev., 6.879s, 2007 ++++                        $2,750    $ 2,985,043
 Puerto Rico Highway & Transportation
  Authority Rev., RITES, FSA, 8.666s, 2018  +++++           5,425      7,092,427
                                                                     -----------
                                                                     $10,077,470
--------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 7.0%
 Appalachian State University, Parking Systems,
  FSA, 5.6s, 2020                                          $2,285    $ 2,390,270
 Cumberland County, NC, Civic Center,
  AMBAC, 5s, 2018                                           1,000      1,000,200
 North Carolina Education Facilities Finance
  Agency (Duke University), 6.75s, 2021                    11,500     11,869,955
 Puerto Rico Tourist Authority (University
  Plaza), MBIA, 5s, 2020                                    2,180      2,181,897
 University of North Carolina, 5.375s, 2017                 4,035      4,188,168
 University of North Carolina, University
  Rev., 0s, 2013                                            3,000      1,658,190
 University of North Carolina, University
  Rev., 0s, 2015                                            4,415      2,170,635
 University of North Carolina, University
  Rev., 0s, 2016                                            3,500      1,618,120
                                                                     -----------
                                                                     $27,077,435
--------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.3%
 New Hanover County, NC, Industrial Facilities
  Rev. (Carolina Power and Light Co.), 6.9s, 2009          $1,000    $ 1,021,800
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 18.0%
 North Carolina Eastern Municipal Power,
  AMBAC, 8.242s, 2018  +++++                               $6,500    $ 7,976,670
 North Carolina Eastern Municipal Power
  Agency, 7.5s, 2009 ++++++                                 2,595      3,228,829
 North Carolina Eastern Municipal Power
  Agency, 5s, 2017 ++++++                                   3,120      3,132,792
 North Carolina Eastern Municipal Power
  Agency, AMBAC, 6s, 2018,                                  1,245      1,386,419
 North Carolina Eastern Municipal Power
  Agency, MBIA-IBC, 7s, 2007                                5,000      5,717,450


20-MNC

Municipal Bonds - continued
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - CONTINUED
 North Carolina Eastern Municipal Power
  Agency, MBIA, 7.25s, 2007                                $5,000   $  5,781,000
 North Carolina Eastern Municipal Power
  Agency, MBIA, 7.5s, 2010                                  3,005      3,658,708
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., MBIA, 6s, 2011,             5,000      5,613,200
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., MBIA,
  6.22s, 2012, ++++                                         9,000      9,476,640
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., 6.375s, 2013                1,000      1,069,410
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., MBIA, 5.5s, 2014            3,000      3,236,100
 North Carolina Municipal Power Agency,
  No. 1, Catawba Electric Rev., FSA, 6.2s, 2018,            4,300      4,483,395
 Puerto Rico Electric Power Authority,
  FSA, 6s, 2016                                             5,000      5,328,800
 Raleigh, NC, Combined Enterprise Systems
  Rev., 5.125s, 2022                                        2,000      1,999,340
 Raleigh, NC (Comb Enterprise Systems),
  5.25s, 2017                                               1,000      1,031,470
 University of North Carolina (Chapel Hill),
  0s, 2002 ++++++                                           9,105      4,632,806
 University of North Carolina (Chapel Hill),
  0s, 2002 ++++++                                           4,285      2,032,376
                                                                    ------------
                                                                    $ 69,785,405
--------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 6.3%
 Broad River, NC, Water Authority, MBIA,
  5.75s, 2019                                              $1,490   $  1,584,466
 Charlotte, NC, 6s, 2020                                    3,180      3,478,984
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.75s, 2016                                               2,000      2,160,480
 Charlotte, NC, Water & Sewer, 5s, 2020                     3,350      3,349,631
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.75s, 2018                                               5,075      5,452,326
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.25s, 2021                                               4,000      4,045,000
 Winston-Salem, NC, Water and Sewer
  Systems Rev., 6.25s, 2002 ++++++                          4,000      4,214,080
                                                                    ------------
                                                                    $ 24,284,967
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $359,546,198)               $381,243,424
--------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.2%
--------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian University
  Hospital), due 04/05/01                                  $  100   $    100,000
 Bartow County, GA, Development Authority,
  Pollution Control Rev. (Georgia Power Co.),
  due 04/02/01                                                300        300,000
 East Baton Rouge Parish, LA, Pollution
  Control Rev. (Exxon Corp.), due 04/02/01                    100        100,000
 Harris County, TX, Pollution Control Rev.
  (Industrial Development Corp.), due 04/02/01                100        100,000
 Knoxville, TN, Utilities Board Rev., due 04/02/01            100        100,000
 Lincoln County, WY, Pollution Control Rev.
  (Exxon), due 04/02/01                                       200        200,000
 Maricopa County, AZ, Pollution Control Rev.
  (Arizona Public Service Co.)., due 04/02/01                  50         50,000
 Massachusetts Health & Education Facilities
  Authority, due 04/02/01                                     400        400,000
 Massachusetts State, "A", Central Artery,
  due 04/02/01                                              1,000      1,000,000
 Mount Vernon, IN, Pollution Control Rev.
  (General Electric Co.), due 04/02/01                        100        100,000
 New Castle, PA, Area Hospital Authority
  Jameson Memorial Hospital, due 04/04/01                      65         65,000
 New York Job Development Authority,
  due 04/02/01                                                 50         50,000
 Sevier County, TN, Public Building Authority,
  due 04/05/01                                                750        750,000
 Valdez, AK, Marine Terminal Rev.
  (Exxon Pipeline Co.), due 04/02/01                        1,400      1,400,000
--------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                $  4,715,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $364,261,198)                   $385,958,424

Other Assets, Less Liabilities - 0.5%                                  2,036,512
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $387,994,936
--------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.


                                                                          21-MNC

MFS PENNSYLVANIA MUNICIPAL BOND FUND

Municipal Bonds - 96.6%
--------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
--------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 3.9%
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), MBIA, 5.75s, 2014                $1,000   $  1,094,440
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), FGIC, 6.125s, 2017                  500        545,360
 Philadelphia, PA, Industrial Development
  Authority (Philadelphia Airport Systems),
  FGIC, 5s, 2016                                              500        495,125
                                                                    ------------
                                                                      $2,134,925
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 12.3%
 Allegheny County, PA, FGIC, 5.4s, 2019                    $  500   $    513,040
 Beaver County, PA, MBIA, 5.75s, 2006 ++++++                  250        274,477
 Chester County, PA, 5.65s, 2011                              500        516,855
 Cranberry Township, PA, Recreation Rev.
  (Highlands Golf Course), FGIC, 5s, 2018                     615        612,116
 Greene County, PA, 6s, 2010                                  100        103,087
 North Huntingdon Township, PA, AMBAC,
  5.25s, 2019                                                 500        507,535
 Pennsylvania Finance Authority Rev., 6.6s, 2009              900        963,990
 Pennsylvania Finance Authority Rev.
  (Pennsylvania Hills), FGIC, 5.45s, 2019                     500        514,475
 Philadelphia, PA, FGIC, 5.25s, 2018                          500        508,280
 State of Pennsylvania, 6.25s, 2010                           300        345,807
 State of Pennsylvania, 5.125s, 2018                          750        759,945
 State of Pennsylvania, 6s, 2019                            1,000      1,087,420
                                                                    ------------
                                                                      $6,707,027
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 2.6%
 Pittsburgh, PA, FGIC, 5.75s, 2020                          $ 500   $    525,885
 Pocono Mountain, PA, School District,
  FGIC, 5s, 2020                                              400        396,052
 Riverside, PA, School District, FGIC, 5.5s, 2020             500        517,370
                                                                    ------------
                                                                    $  1,439,307
--------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 12.1%
 Butler, PA, School District, FGIC, 5.375s, 2018           $  500   $    510,970
 Downingtown, PA, School District, AMBAC,
  5.65s, 2019                                                 500        517,385
 Downingtown, PA, School District, FSA, 5s, 2018              400        397,688
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                              415        248,431
 Oley Valley, PA, School District, AMBAC, 0s, 2011            810        510,341
 Pennsylvania Public School Building Authority
  (Garnet Valley School District), AMBAC, 5.5s, 2018        1,005      1,045,471
 Perkiomen Valley School District, PA, FSA, 5s, 2019          500        494,685
 Peters Township, PA, School District, FSA, 5s, 2016          500        504,020
 Philadelphia, PA, School District, MBIA, 6s, 2016            500        549,275
 Philadelphia, PA, School District, 5.75s, 2019               500        530,160
 Philadelphia, PA, School District, AMBAC, 5.375s, 2019       500        507,425
 Riverside, PA, School District, FGIC, 5.45s, 2017            500        517,795
 Southeastern Area, PA, Special Schools
  Authority Rev., 0s, 2007                                    360        271,116
                                                                    ------------
                                                                    $  6,604,762
--------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 11.6%
 Allegheny County, PA, Hospital Authority,
  MBIA, 5s, 2018                                           $  500   $    486,240
 Allegheny County, PA, Hospital Authority
  (South Hills Health System), MBIA, 5.8s, 2016               500        528,435
 Blair County, PA, Hospital Authority (Altoona),
  AMBAC, 5.5s, 2008                                           470        507,497
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011                      400        403,380
 Chester County, PA, Health & Education
  (Main Line), 5.5s, 2015                                     335        336,363
 Chester County, PA, Health & Educational
  Facilities (Chester County Hospital), 6.75s, 2021           250        250,905
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2023                             250        219,385
 Dauphin County, PA, General Authority
  Hospital Rev. (Hapsco), MBIA, 5.8s, 2002                    355        365,164
 Lehigh County, PA, Hospital Rev.
  (Lehigh Valley), MBIA, 7s, 2016                             250        304,967
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group),
  Connie Lee, 5.375s, 2010                                    750        794,445
 Philadelphia, PA, Health & Educational
  Facilities (Jeanes Health), 6.6s, 2010                      500        498,000
 Philadelphia, PA, Health & Educational
  Facilities (Temple University), 6.625s, 2023                250        237,968
 Philadelphia, PA, Hospital & Higher
  Educational Facilities Authority, FHA, 7.25s, 2001 ++++++   495        512,221
 Sayre, PA, Health Care Facilities (VHA),
  AMBAC, 6.375s, 2022                                         160        166,005
 Scranton Lackawanna, PA, Health & Welfare
  (Allied Health), 7.125s, 2005                               250        254,072
 Sharon, PA, Health Systems Authority Rev.,
  MBIA, 5s, 2018                                              500        492,995
                                                                    ------------
                                                                    $  6,358,042
--------------------------------------------------------------------------------
HEALTH CARE REVENUE  - LONG TERM CARE - 0.3%
 Clarion County, PA, Development Authority
  (Beverly Enterprises Inc.), 7.5s, 2012                   $  150   $    149,862
--------------------------------------------------------------------------------
HUMAN SERVICES - 0.4%
 Lehigh County, PA, General Purpose Authority
  (Kidspeace Obligation Group), 6s, 2018                   $  250   $    223,838
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 1.7%
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019              $  500   $    481,305
 Westmoreland County, PA, Industrial
  Development Corp. (Waste Management),
  LOC, 5.1s, 2018                                             500        459,415
                                                                    ------------
                                                                    $    940,720
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.3%
 Pennsylvania Economic Development Financing
  Authority (Amtrak), 6.125s, 2021                         $  150   $    149,355
--------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.4%
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 5.3s, 2012                    $  500   $    502,475
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 7.625s, 2018                     250        269,105
                                                                    ------------
                                                                       $ 771,580
--------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.5%
 Montgomery County, PA, Redevelopment
  Authority (KBF Associates), 6.5s, 2025                   $  250   $    252,915
--------------------------------------------------------------------------------
PARKING - 2.9%
 Philadelphia, PA, Parking Authority Rev., FSA,
  5.625s, 2015                                             $1,000   $ 1,059,090
 Pittsburgh, PA, Public Parking Authority Rev.,
  AMBAC, 6s, 2020                                             500        544,540
                                                                    ------------
                                                                    $  1,603,630
--------------------------------------------------------------------------------


22-MPA

------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)         VALUE
------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.0%
 Pittsburgh & Allegheny County, PA, Public Auditorium
  Hotel Room, AMBAC, 5.25s, 2013                               $ 500          $   523,760
------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 1.0%
 Philadelphia, PA, Redevelopment Authority, 6.1s, 2010         $ 110          $   114,874
 Pittsburgh, PA, Urban Development Corp., 5.5s, 2010             400              412,496
                                                                              ------------
                                                                              $   527,370
------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 4.8%
 Pennsylvania Housing Finance Agency, FHA-VA,
  5.75s, 2013                                                  $1,000         $ 1,055,330
 Pennsylvania Housing Finance Agency, 6.75s, 2014                 500             525,275
 Pennsylvania Housing Finance Agency, 6.4s, 2016                  500             524,430
 Pennsylvania Housing Finance Agency, 6.65s, 2021                 250             262,687
 Pennsylvania Housing Finance Agency, 6.125s, 2024                280             288,039
                                                                              ------------
                                                                              $ 2,655,761
------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 2.0%
 Harrisburg, PA, 5.875s, 2003 ++++++                           $1,000         $ 1,074,450
------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 5.2%
 Delaware Valley, PA, Regional Finance Authority,
  AMBAC, 7.147s, 2018 ++++                                     $  500         $   568,120
 Pennsylvania Convention Center Rev., 6.75s, 2019                 250             261,427
 Pennsylvania Industrial Development Authority,
  AMBAC, 7s, 2007                                                 300             344,370
 Pennsylvania Industrial Development Authority,
  AMBAC, 5.8s, 2009                                               400             441,120
 Philadelphia, PA, Industrial Development
  Authority, MBIA, 5.35s, 2012                                    500             526,555
 Philadelphia, PA, Municipal Authority Rev
  (Justice Lease), 8.625s, 2016                                    80              82,700
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 6.665s, 2013  +++++                                      500             601,650
                                                                              ------------
                                                                              $ 2,825,942
------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 8.7%
 Allegheny County, PA, Port Authority, MBIA,
  6.25s, 2017                                                  $  500         $   575,225
 Allegheny County, PA, Port Authority, FGIC, 5s, 2021             750             735,120
 Puerto Rico Highway & Transportation Authority,
  6.5s, 2002 ++++++                                               250             263,680
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                                      500             520,195
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                                      500             545,515
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                                500             555,400
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.25s, 2013                    1,000           1,048,370
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.375s, 2017                     500             512,790
                                                                              ------------
                                                                              $ 4,756,295
------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 4.4%
 Cumberland County, PA, Municipal Authority
  College Rev. (Dickinson College), AMBAC,
  5.55s, 2017                                                  $  535         $   560,215
 Pennsylvania Higher Educational Facilities
  (Marywood University), MBIA, 5.5s, 2018                         300             311,187
 Pennsylvania Higher Education Facilities
  (Temple University), MBIA, 5.25s, 2014                          500             518,910
 Pennsylvania Higher Education Facilities
  (Thomas Jefferson University), AMBAC, 5s, 2019                  500             496,380
 Pennsylvania Public School Building Authority,
  College Rev. (Delaware County Community
  College), MBIA, 5.75s, 2016                                  $  500         $   538,410
                                                                              ------------
                                                                              $ 2,425,102
------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 12.7%
 Guam Power Authority Rev., RITES, AMBAC,
  6.438s, 2014  +++++                                          $2,170         $ 2,410,306
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                                    500             531,695
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                          300             305,274
 Philadelphia, PA, Gas Works Rev., 6.375s, 2003 ++++++            240             259,558
 Philadelphia, PA, Gas Works Rev., 6s, 2013 ++++++              1,645           1,870,645
 Philadelphia, PA, Gas Works Rev., 6.375s, 2014                   510             520,383
 Philadelphia, PA, Gas Works Rev., FSA, 5.5s, 2016              1,000           1,045,100
                                                                              ------------
                                                                              $ 6,942,961
------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 6.8%
 Allegheny County, PA, Sanitation Authority, FGIC,
  0s, 2014 ++++++                                              $  835         $   425,942
 Allegheny County, PA, Sewer Rev., MBIA,
  5.75s, 2017                                                     750             801,697
 Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012                  550             637,126
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013                   300             314,340
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014                 1,000           1,044,240
 Virgin Islands Water & Power Authority Rev.,
  ASST GTY, 5.3s, 2018                                            500             510,325
                                                                              ------------
                                                                              $ 3,733,670
------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $50,287,665)                          $52,801,274
------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.8%
------------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian Hospital),
  due 04/05/01                                                 $  220         $    220,000
 New Castle, PA, Area Hospital Authority (Jameson
  Memorial Hospital), due 04/04/01                              1,300           1,300,000
------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                          $ 1,520,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $51,807,665)                              $54,321,274

Other Assets, Less Liabilities - 0.6%                                             348,004
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                           $54,669,278
------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS



                                                                          23-MPA

MFS SOUTH CAROLINA MUNICIPAL BOND FUND

Municipal Bonds - 97.5%

------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)         VALUE
------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 2.8%
 Horry County, SC, "A", FSA, 5.7s, 2027                        $2,250         $ 2,306,452
 Richland Lexington, SC, Airport Rev
  (Columbia Airport), AMBAC, 5.7s, 2026                         1,000           1,018,730
 South Carolina Ports Authority Rev., FSA, 5s, 2016             1,000             996,560
                                                                              ------------
                                                                              $ 4,321,742
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 7.5%
 Charleston County, SC, 5.25s, 2017                            $2,000         $ 2,055,740
 Commonwealth of Puerto Rico, RITES,
  6.938s, 2018  +++++                                           2,000           2,257,640
 Commonwealth of Puerto Rico, RITES,
  6.938s, 2019  +++++                                           1,750           1,963,500
 Horry County, SC, 6s, 2015                                       915             996,444
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5s, 2009                                         500             501,665
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5.5s, 2019                                     1,000             953,530
 Richard Lexington Riverbanks, FGIC, 5.8s, 2018                 1,000           1,062,300
 State of South Carolina, 4.6s, 2016                            1,850           1,812,131
                                                                              ------------
                                                                              $11,602,950
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 2.5%
 Commonwealth of Puerto Rico, Public
  Improvement, 6.8s, 2002 ++++++                               $  425         $   449,794
 Commonwealth of Puerto Rico, RITES, MBIA,
  7.438s, 2020  +++++                                           2,000           2,284,880
 Puerto Rico Municipal Finance Agency, RITES,
  FSA, 7.877s, 2016  +++++                                        850           1,043,698
                                                                              ------------
                                                                              $ 3,778,372
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 7.2%
 Anderson County, SC, School District, 5.5s, 2018$              1,465         $ 1,533,782
 Beaufort County, SC, School District, 5.625s, 2018             2,000           2,094,200
 Berkeley County, SC, School District, 5s, 2020                 2,000           1,992,620
 Georgetown County, SC, School District,
  5.25s, 2018                                                   1,500           1,538,880
 Richland County, SC, School District, 5.1s, 2021               1,750           1,751,785
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003 ++++++                                             2,010           2,208,608
                                                                              ------------
                                                                              $11,119,875
------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 15.5%
 Charleston County, SC, (Care Alliance Health
 Services), FSA, 5s, 2019                                      $1,000         $   981,010
Charleston County, SC, Hospital Facilities Rev
 (Medical Society Health), MBIA, 5s, 2022 ++++++                2,450           2,350,261
Greenville, SC, Hospital System, Hospital
 Facilities Rev., 6s, 2020                                      3,400           3,619,776
Greenville, SC, Hospital System, Hospital
 Facilities Rev., "A", 5.25s, 2017                              2,785           2,745,174
Horry County, SC, Hospital Facilities Rev
 (Conway Hospital), 6.75s, 2012                                 3,920           4,059,983
Lexington County, SC, Hospital Facilities Rev.,
  FSA, 5.125s, 2021                                            $1,500         $ 1,474,650
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Anderson
  Area Medical Center), MBIA, 5.25s, 2015                       1,750           1,778,788
 South Carolina Jobs & Economic Development
  Authority (Carolina Hospital System),
  7.55s, 2002 ++++++                                            2,000           2,155,880
 South Carolina Jobs & Economic Development
  Authority, Hospital Facilities Rev. (Georgetown
  Memorial Hospital), AMBAC, 6s, 2014                           1,000           1,100,020
 Spartanburg County, SC, Health Service Rev.,
  AMBAC, 5.3s, 2025                                             1,000           1,001,800
 Spartanburg County, SC, Hospital Facilities Rev
  (Health Services District, Inc.), AMBAC, 5.3s, 2020           2,500           2,512,200
                                                                              ------------
                                                                              $23,779,542
------------------------------------------------------------------------------------------
HEALTH CARE REVENUE  - LONG TERM CARE - 0.6%
 Greenville County, SC, 8s, 2015                               $1,790         $   895,000
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 0.5%
 York City, SC, Industrial Development Rev
  (Hoechst Celanese), 5.7s, 2024                               $  850         $   788,834
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 1.0%
 Calhoun, SC, Solid Waste Disposal Rev
  (Eastman Kodak), 6.75s, 2017 ++++++                          $1,000         $ 1,196,020
 Lexington County, SC, Industrial Rev
  (J. B. White & Co.), 8s, 2005                                   345             350,358
                                                                              ------------
                                                                              $ 1,546,378
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.9%
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025                     $1,500         $ 1,525,710
 Florence County, SC, Industrial Development
  Rev. (Stone Container Corp.), 7.375s, 2007                      610             612,965
 Richland County, SC, Pollution Control Rev
  (Union Camp Corp.), 6.55s, 2020                               1,800           1,829,016
 Richland County, SC, Pollution Control Rev
  (Union Camp Corp.), 6.75s, 2022                               2,000           2,034,140
                                                                              ------------
                                                                              $ 6,001,831
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - METALS - 1.3%
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                              $2,000         $ 2,023,820
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 0.3%
 Greenville County, SC, Industrial Development
  Rev. (Kroger Co.), 7.85s, 2015                               $  500         $   526,650
------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.6%
 Tobacco Settlement Rev., Management
  Authority, 6.375s, 2028                                      $1,000         $   992,500
------------------------------------------------------------------------------------------


24-MSC

------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)         VALUE
------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 3.5%
 South Carolina Housing (Bayside Apartments),
  FNMA, 6s, 2021                                               $1,000         $ 1,043,970
 South Carolina Housing, Finance & Development
  Authority (Fairway Apartments), FHA, 7.625s, 2033             1,865           1,914,367
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025             1,000           1,052,200
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments), 6.125s, 2015              1,300           1,360,892
                                                                              ------------
                                                                              $ 5,371,429
------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 0.9%
 South Carolina Housing, Finance &
  Development Authority, FSA, 6s, 2020                         $1,405         $ 1,451,309
------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 12.3%
 Berkeley County, SC, School District,
  AMBAC, 6.3s, 2016                                            $1,800         $ 1,963,908
 Berkeley County, SC, School District
  (Berkeley School Facilities Group, Inc.),
  AMBAC, 5s, 2016                                                 500             503,530
 Greenville County, SC, (University Center),
  AMBAC, 5.25s, 2019                                            1,000           1,016,670
 Greenville County, SC, Public Facilities,
  AMBAC, 5s, 2017                                               1,695           1,695,712
 Greenville County, SC (Greenville Technical
  College), AMBAC, 5s, 2017                                     1,000           1,001,870
 Greenville, SC, Memorial Auditorium District,
  Public Facilities Corp. (Bi-Lo Center),
  AMBAC, 4.75s, 2014                                            1,210           1,212,396
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation,
  AMBAC, 5.75s, 2014                                            1,750           1,849,173
 Myrtle Beach, SC, Public Finance Corp.,
  Certificates of Participation
  (Convention Center), 6.875s, 2017                             2,500           2,657,600
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 6.665s, 2013  +++++                                    1,375           1,654,537
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 6.665s, 2019  +++++                                    1,300           1,496,118
 Richland County, SC, Certificates of
  Participation, FGIC, 0s, 2005                                 1,160             999,561
 Richland County, SC, Certificates of
  Participation, FGIC, 0s, 2006                                 1,160             956,408
 South Carolina Water Resources Authority Rev
  (Local Government Program), 7.25s, 2020                       1,825           1,859,036
                                                                              ------------
                                                                              $18,866,519
------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 0.9%
 Puerto Rico Highway & Transportation
  Authority Rev., 6.625s, 2002 ++++++                          $  300         $   316,869
 South Carolina Transportation, MBIA,
  5.375s, 2018                                                  1,000           1,027,570
                                                                              ------------
                                                                              $ 1,344,439
------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 3.9%
 Clemson University, University Rev.,
  AMBAC, 6.25s, 2015                                           $1,250         $ 1,395,750
 Coastal Carolina University, SC, MBIA,
  6.875s, 2004 ++++++                                           1,000           1,117,630
 South Carolina Educational Facilities Authority
  (Furman University), AMBAC, 5.375s, 2020                      1,245           1,268,966
 University of South Carolina, University
  Rev., FGIC, 5.625s, 2020                                      1,555           1,607,481
University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                            $  515         $   532,093
                                                                              ------------
                                                                              $ 5,921,920
------------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 0.9%
Fairfield County, SC, Pollution Control Rev.
  (South Carolina Electric Co.), 6.5s, 2014                    $1,250         $ 1,318,550
------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 12.6%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017                                $1,500         $ 1,558,470
 Colleton & Dorchester Counties, SC,
   Pollution Control Rev., 6.6s, 2014                           3,000           3,162,630
 Orangeburg County, SC, Solid Waste
  Disposal Facilities Rev., AMBAC, 5.7s, 2024                   2,000           2,021,320
 Piedmont, SC, Municipal Power Agency,
  FGIC, 6.25s, 2021                                             4,600           5,284,802
 Puerto Rico Electric Power Authority, RITES,
  FSA, 6.403s, 2015  +++++                                      1,000           1,092,680
 South Carolina Public Service Authority,
  FGIC, 5.875s, 2023                                              500             523,815
 South Carolina Public Service Authority, "B",
  AMBAC, 5.5s, 2023                                             1,000           1,021,240
 South Carolina Public Service Authority
  (Santee Cooper), 6.625s, 2002 ++++++                          2,000           2,121,320
 South Carolina Public Service Authority
  (South Carolina Electric & Gas), MBIA, 5s, 2019               2,600           2,581,436
                                                                              ------------
                                                                              $19,367,713
------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 18.8%
 Charleston County, SC, Waterworks & Sewer
  Rev., 6s, 2012                                               $2,000         $ 2,066,440
 Charleston, SC, Waterworks & Sewer Rev.,
  6s, 2018                                                      1,500           1,541,565
 Charleston, SC, Waterworks & Sewer Rev.,
  MBIA, 5s, 2022                                                1,000             967,300
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2004 ++++++                                         1,500           1,352,550
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2005                                                2,245           1,930,139
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 0s, 2006                                                9,330           7,669,912
 Columbia, SC, Waterworks & Sewer Systems
  Rev., 6s, 2015                                                2,000           2,210,800
 Greenville, SC, Waterworks Rev., 5.5s, 2022                    1,000           1,026,160
 Myrtle Beach, SC, Water & Sewer Rev.,
  MBIA, 5.5s, 2013                                              1,000           1,031,450
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 9s, 2005 ++++++                                           750             873,592
 Spartanburg, SC, Waterworks Rev.,
  FGIC, 6.05s, 2006 ++++++                                      2,750           3,045,350
 Western Carolina Regional Sewer Authority
  Rev., AMBAC, 0s, 2007                                         4,000           3,122,200
 York County, SC, Water & Sewer Rev., 6.5s, 2025                2,000           2,029,300
                                                                              ------------
                                                                              $28,866,758
------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $140,045,277)                         $149,886,131
------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.0%
------------------------------------------------------------------------------------------
 Lincoln County, WY, Pollution Control Rev.
  (Exxon Corp.), due 04/02/01                                  $  100         $   100,000
 Pinellas County, FL, Health Facility Authority,
  due 04/02/01                                                    100             100,000


                                                                          25-MSC

------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)         VALUE
------------------------------------------------------------------------------------------
 Sevier County, TN, Public Building Authority,
  due 04/05/01                                                 $  300         $   300,000
 Valdez, AK, Marine Terminal Rev. (Exxon Corp.),
  due 04/02/01                                                  2,600           2,600,000
------------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                          $ 3,100,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $143,145,277)                             $152,986,131

Other Assets, Less Liabilities - 0.5%                                             844,612
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                           $153,830,743
------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS


MFS TENNESSEE MUNICIPAL BOND FUND

Municipal Bonds - 98.2%

------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                         (000 OMITTED)         VALUE
------------------------------------------------------------------------------------------
 GENERAL OBLIGATIONS - GENERAL PURPOSE - 2.6%
 Puerto Rico Public Buildings Authority,
  5.5s, 2021                                                   $1,000         $ 1,063,180
 Rutherford County, TN, 0s, 2015                                1,500             739,725
 Shelby County, TN, 0s, 2013                                    2,560           1,389,056
                                                                              ------------
                                                                              $ 3,191,961
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 8.0%
 Chattanooga, TN, 5s, 2021                                     $2,570         $ 2,528,443
 Commonwealth of Puerto Rico, 5.4s, 2025                        3,000           3,039,030
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center),
  AMBAC, 6.9s, 2012                                             1,000           1,038,070
 Knoxville, TN, 5.5s, 2017                                        645             672,045
 Rutherford County, TN, 5s, 2020                                1,000             990,270
 Williamson County, TN, Public Improvement,
  5.375s, 2019                                                  1,500           1,543,530
                                                                              ------------
                                                                              $ 9,811,388
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 11.7%
 Fayette County, TN, School District, AMBAC,
  5.6s, 2019                                                   $1,215         $ 1,251,560
 Gibson County, TN, MBIA, 5.75s, 2016                             645             685,783
 Giles County, TN, FGIC, 5.75s, 2020                            1,980           2,083,732
 Johnson City, TN, FGIC, 0s, 2012                               1,690           1,001,629
 Lincoln County, TN, FGIC, 5.8s, 2019                           1,000           1,049,810
 Lincoln County, TN, FGIC, 5.8s, 2020                           1,000           1,047,690
 Roane County, TN, Rural School, FGIC,
  5.6s, 2019                                                      915             945,909
 Roane County, TN, Rural School, FGIC,
  5.6s, 2020                                                      975           1,006,200
 Rutherford County, TN, School District,
   5.875s, 2019                                                 2,000           2,250,320
 Rutherford County, TN, School District,
  5.875s, 2020                                                  1,100           1,237,676
 Williamson County, TN, Rural School,
  6.125s, 2015                                                  1,575           1,799,579
                                                                              ------------
                                                                              $14,359,888
------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 14.9%
 Bristol, TN, Health & Educational
  Facilities Board (Bristol Memorial),
  FGIC, 5.45s, 2021 #                                          $2,825         $ 2,814,632
 Cookeville, TN, Industrial Development
  Board, Hospital Rev. (Cookeville General),
  5.75s, 2010                                                   2,000           2,030,740
 Jackson, TN, Hospital Rev. (Jackson-
  Madison County General Hospital),
  AMBAC, 5s, 2018                                               1,000             986,350
 Johnson City, TN, Health & Education
  Financing Authority (Johnson City
  Medical Center Hospital), MBIA,
  5.25s, 2016                                                   1,375           1,392,641
 Johnson City, TN, Health & Education
  Financing Authority (Johnson City
  Medical Center Hospital), MBIA,
  5s, 2018 ++++++                                               3,000           3,009,810
 Knox County, TN, Health, Education &
  Housing Facilities Board (East Tennessee
  Children's), 6.5s, 2012                                       1,000           1,026,270
 Knox County, TN, Health, Education &
  Housing Facilities Board (Fort Sanders),
  MBIA, 5.75s, 2014                                             3,250           3,560,212


26-MTN

Municipal Bonds - continued
------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)          VALUE
------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - CONTINUED
 Metropolitan Government of Nashville &
  Davidson County, TN, Health & Education
  Facility Board Rev. (Adventist Health
  System), 5.25s, 2020                                              $1,000     $   854,770
 Shelby County, TN, Health Educational &
  Housing (St. Judes Childrens Research),
  5.5s, 2020                                                         1,750       1,754,988
 Springfield, TN, Health & Higher Educational
  Facilities (Northcrest Medical Center),
  5.25s, 2013                                                        1,000         877,000
                                                                              ------------
                                                                               $18,307,413
------------------------------------------------------------------------------------------
HUMAN SERVICES - 0.9%
 Tennessee Local Development Authority
  Rev., 7s, 2002 ++++++                                             $1,000     $ 1,049,640
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 0.8%
 Memphis-Shelby County, TN, Airport
  Authority (North West Link &
  Parent Co.), 6.125s, 2016                                         $1,000     $   939,380
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 3.1%
 Hardeman County, TN (Correctional
  Facilities Corp.), 7.75s, 2017                                    $1,000     $   960,700
 Humphreys County, TN, (DuPont), 6.7s, 2024                          1,750       1,874,180
 Memphis-Shelby County, TN, Airport
  Authority (Federal Express Corp.), 6.2s, 2014                      1,000       1,021,280
                                                                              ------------
                                                                               $ 3,856,160
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 0.8%
 McMinn County, TN, Industrial
  Development Board, Pollution Control
  Rev. (Bowater), 7.625s, 2016                                      $1,000     $ 1,027,690
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 2.6%
 Bristol, TN, Industrial Development
  Authority (Kmart Corp.), 7.5s, 2008                               $1,105     $ 1,150,272
 Knox County, TN, Industrial Development
  Board (Kroger Co.), 8.1s, 2003                                     2,000       2,065,100
                                                                              ------------
                                                                               $ 3,215,372
------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 7.5%
 Chattanooga, TN, Health, Educational &
  Housing Facilities Board Rev.
  (Rainbow Creek), GNMA, 6.125s, 2019                               $  500     $   524,860
 Franklin, TN, Industrial Development Rev.
   (Landings Apartments), FSA, 6s, 2026                              1,000       1,039,060
 Franklin, TN, Industrial Development Rev.
  (Sussex Downs), FHA, 6.75s, 2004 ++++++                            1,000       1,122,240
 Jackson, TN, Health, Educational &
  Housing Facilities Board (Posthouse
  Apartments), FHA, 7.1s, 2028                                       1,610       1,676,960
 Memphis, TN, Health & Educational
  Facilities Board Rev. (Hickory Point
  Apartments), MBIA, 5.85s, 2020                                     1,000       1,046,900
 Metropolitan Government of Nashville
  & Davidson County, TN, Health &
  Educational Facilities Board Rev.
  (Berkshire Place), GNMA, 6s, 2023                                    500         507,890
 Metropolitan Government of Nashville
  & Davidson County, TN, Health &
  Educational Facilities Board Rev.
  (Herman Street), FHA, 7.25s, 2032                                    495         517,532
 Metropolitan Government of Nashville
  & Davidson County, TN, Industrial
  Development Board, FHA, 6.95s, 2026                                1,000       1,045,850
 Metropolitan Government of Nashville &
  Davidson County, TN, Industrial
  Development Board, FHA, 7.5s, 2029                                   695         710,318
 Shelby County, TN, Health, Educational &
  Housing Facilities Board (Greenview
  Apartments), 6s, 2033                                              1,000       1,035,720
                                                                              ------------
                                                                               $ 9,227,330
------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.8%
 Territory of Virgin Islands, 7.75s, 2001 ++++++                      $270     $   280,595
 Territory of Virgin Islands, 5.875s, 2018                             730         709,275
                                                                               -----------
                                                                               $   989,870
------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.5%
 Shelby County, TN, Single Family
  Mortgage Rev., FHA, 0s, 2015                                      $2,330     $   572,108
------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 6.8%
 Tennessee Housing Development Agency,
  5.45s, 2014                                                       $2,535     $ 2,616,500
 Tennessee Housing Development Agency,
  0s, 2016                                                           5,000       2,178,100
 Tennessee Housing Development Agency,
  7.4s, 2016                                                           790         792,441
 Tennessee Housing Development Agency,
  6s, 2020                                                           1,500       1,557,675
 Tennessee Housing Development Agency,
  MBIA, 6.125s, 2020                                                 1,000       1,044,360
 Tennessee Housing Development Agency,
  7.125s, 2026                                                         115         119,106
                                                                              ------------
                                                                               $ 8,308,182
------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 2.6%
 Chattanooga, TN, Industrial Development
  Board, AMBAC, 5.75s, 2018                                         $1,000     $ 1,061,870
 Knox County, TN, Industrial Development
  Board, 0s, 2016 ++++++                                             5,575       2,168,564
                                                                              ------------
                                                                               $ 3,230,434
------------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 4.6%
 Metropolitan Government of Nashville &
  Davidson County, TN, Health & Educational
  Facilities Board Rev. (Vanderbilt University),
  5s, 2019                                                          $1,000        $996,350
 Metropolitan Government of Nashville &
  Davidson County, TN, Health, Educational
  & Housing Facilities Board Rev.
  (McKendree Village, Inc.), 5.125s, 2020                            1,000       1,002,340
 Metropolitan Government of Nashville &
  Davidson County, TN, Health, Educational
  & Housing Facilities Board Rev. (Meharry
  Medical College), AMBAC, 5s, 2024                                  3,750       3,609,037
                                                                              ------------
                                                                               $ 5,607,727
------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 9.2%
 Jackson, TN, Electric Systems Rev., MBIA,
  5s, 2018                                                          $1,000     $   986,130
 Lawrenceburg, TN, Electric Rev., MBIA,
  5.5s, 2026                                                         1,255       1,280,828

                                                                          27-MTN

Municipal Bonds - continued
------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)          VALUE
------------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - CONTINUED
 Metropolitan Government of Nashville &
  Davidson County, TN, Electric Rev.,
  MBIA, 0s, 2012                                                    $3,305    $  1,955,205
 Metropolitan Government of Nashville &
  Davidson County, TN, Electric Rev.,
  5.125s, 2021                                                       1,500       1,503,330
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004 ++++++                                 1,100       1,321,870
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2019                                        3,500       4,215,295
                                                                             -------------
                                                                              $ 11,262,658
------------------------------------------------------------------------------------------
UTILITIES - OTHER - 0.8%
 Tennessee Gas Rev. (Tennergy Corp.),
  MBIA, 5s, 2009                                                    $1,000    $  1,008,690
------------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 20.0%
 Harpeth Valley, TN, Utilities Improvement,
  MBIA, 5.05s, 2020                                                 $1,925    $   1,908,387
 Hendersonville, TN, Utilities Improvement,
  FGIC, 5.5s, 2018                                                   1,125       1,162,440
 Madison, TN, Utility Waterworks, MBIA,
  5s, 2019                                                           2,750       2,720,768
 Memphis, TN, Sewage Systems Rev.,
  5.75s, 2016                                                         625          669,756
 Memphis, TN, Sewage Systems Rev.,
  5.75s, 2018                                                        1,145       1,216,414
 Memphis, TN, Sewage Systems Rev.,
  5.75s, 2020                                                         750          792,150
 Metropolitan Government of Nashville &
  Davidson County, TN, Water & Sewer
  Rev., AMBAC, 6.075s, 2002 ++++ ++++++                              2,000       2,086,220
 Metropolitan Government of Nashville &
  Davidson County, TN, Water & Sewer
  Rev., FGIC, 5.1s, 2016                                             2,565       2,573,259
 Metropolitan Government of Nashville &
  Davidson County, TN, Water & Sewer
  Rev., AMBAC, 8.439s, 2022 ++++                                     1,000       1,086,420
 Poplar Grove, TN, Utility District,
  Waterworks Rev., 6.375s, 2011                                        500         517,965
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2002 ++++++                                  1,315       1,241,268
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2003 ++++++                                  1,045         948,452
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2004 ++++++                                  1,920       1,671,187
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2006 ++++++                                  1,920       1,529,434
 West Knox Utility District, TN, Water &
  Sewer Rev., MBIA, 0s, 2007 ++++++                                  1,920       1,456,781
 White House Utility District, TN (Robertson
  & Sumner Counties Waterworks),
  FGIC, 0s, 2014                                                     3,590       1,913,721
 White House Utility District, TN (Robertson
  & Sumner Counties Waterworks),
  FSA, 6s, 2020                                                      1,000       1,076,850
                                                                              ------------
                                                                              $ 24,571,472
------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $114,011,722)                         $120,537,363
------------------------------------------------------------------------------------------

Sevier County, TN, Public Building Authority,
due 04/02/01, AT IDENTIFIED COST                                    $2,350    $  2,350,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $116,361,722)                             $122,887,363

Other Assets, Less Liabilities - (0.1%)                                           (134,076)
------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                           $122,753,287
------------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

28-MTN

MFS VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 96.4%

------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)          VALUE
------------------------------------------------------------------------------------------
AIRPORT AND PORT REVENUE - 5.4%
 Metropolitan Washington, DC, Airport Rev.,
  5.5s, 2016                                                        $2,465     $ 2,555,737
 Metropolitan Washington, DC, Airport Rev.,
  MBIA, 5s, 2018                                                     2,000       1,958,660
 Metropolitan Washington, DC, Airport Rev.,
  5.75s, 2020                                                       11,000      11,481,250
 Peninsula Airport Commission, VA,
  7.3s, 2001 ++++++                                                  2,400       2,465,880
                                                                              ------------
                                                                               $18,461,527
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 1.8%
 Bristol, VA, MBIA, 5.3s, 2018                                      $1,250     $ 1,283,525
 Lebanon, VA, 6.375s, 2011                                           1,625       1,795,381
 Puerto Rico Public Buildings Authority,
  5.25s, 2021                                                        3,075       3,095,449
                                                                              ------------
                                                                               $ 6,174,355
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 15.1%
 Alexandria, VA, 5.5s, 2018                                         $2,980     $ 3,151,231
 Chesterfield County, VA, 5s, 2020                                   3,015       3,020,246
 Chesterfield County, VA, 6s, 2020                                   1,900       2,062,108
 Fairfax County, VA, Public Improvement,
  4.75s, 2017                                                        7,690       7,602,949
 Hampton, VA, Public Improvement,
  6s, 2018                                                           3,280       3,609,246
 Hampton, VA, Public Improvement,
  6s, 2019                                                           3,480       3,824,033
 Loudoun County, VA, Public Improvement,
  5.375s, 2016                                                       2,650       2,782,897
 Lynchburg, VA, Public Improvement,
  5.6s, 2020                                                         1,765       1,857,610
 Newport News, VA, 5s, 2017                                          1,340       1,348,683
 Newport News, VA, 5s, 2018                                          2,170       2,171,823
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 7.877s, 2016  ++++                                     1,105       1,356,807
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 6.887s, 2017 ++++                                        615         688,001
 Richmond, VA, 0s, 2006                                              3,500       2,867,585
 Richmond, VA, 0s, 2007                                              5,280       4,115,232
 Richmond, VA, 0s, 2008                                              7,270       5,388,742
 Richmond, VA, 0s, 2009                                              5,175       3,645,684
 Suffolk, VA, Public Improvement,
  5.5s, 2020                                                         1,880       1,966,856
                                                                              ------------
                                                                               $51,459,733
------------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 2.3%
 Culpeper County, VA, School District, FSA,
  6s, 2019                                                          $1,000     $ 1,090,420
 Portsmouth, VA, 6.375s, 2012                                        1,555       1,602,521
 Virginia Public School Authority, 6.5s, 2004 ++++++                 1,875       2,081,531
 Virginia Public School Authority, 5s, 2020                          2,960       2,948,811
                                                                              ------------
                                                                               $ 7,723,283
------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 13.6%
 Albemarle County, VA, Industrial
  Development Authority, Health
  Services Rev., 6.5s, 2002 ++++++                                  $1,000     $ 1,065,860
 Arlington County, VA, Industrial
  Development Authority (Arlington
  Hospital), 7.125s, 2001 ++++++                                     1,000       1,036,320
 Danville, VA, Industrial Development
  Authority, Hospital Rev. (Danville
  Regional Medical Center), AMBAC,
  5.2s, 2018                                                         2,500       2,572,400
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC,
  5.25s, 2023                                                       11,000      11,080,190
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours Health),
  MBIA, 6.25s, 2020                                                  1,500       1,716,735
 Lynchburg, VA, Industrial Development
  Authority, 5.2s, 2018                                              1,000         986,410
 Medical College of Virginia, Hospital
  Authority Rev., MBIA, 5.125s, 2018                                 3,000       3,027,930
 Peninsula Ports Authority, VA (Whittaker
  Memorial), FHA, 8.7s, 2023                                         2,100       2,593,521
 Peninsula Ports, VA, Health Care Rev.
  (Riverside Health System), 6.625s, 2002 ++++++                     1,500       1,590,600
 Peninsula Ports, VA, Health Care Rev.
  (Riverside Health System), 5s, 2018                                3,580       3,419,115
 Roanoke, VA, Industrial Development
  Authority, Hospital Rev. (Roanoke
  Memorial), MBIA, 6.125s, 2017                                      6,000       6,786,900
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 5.25s, 2014                               1,740       1,769,267
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 4.75s, 2018                               3,750       3,526,987
 Winchester, VA, Industrial Development
  Authority, AMBAC, 9.297s, 2014 ++++                                4,600       5,390,004
                                                                              ------------
                                                                               $46,562,239
------------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 0.3%
 Martinsville, VA, Industrial Development
  Authority (Beverley Enterprises),
  6.75s, 2004                                                       $  895     $   879,409
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - AIRLINES - 1.1%
 Puerto Rico Ports Authority (American
  Airlines), 6.3s, 2023                                             $2,000     $ 2,007,100
 Puerto Rico Ports Authority (American
  Airlines), 6.25s, 2026                                             1,750       1,757,472
                                                                              ------------
                                                                               $ 3,764,572
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - ENVIRONMENTAL SERVICES - 0.4%
 Henrico County, VA, Industrial
  Development Authority (Browning Ferris Co.),
   5.45s, 2014                                                      $1,500     $ 1,309,050
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 0.6%
 Loudoun, VA, Industrial Development
  Authority Rev. (Dulles Airport Marriott
  Hotel), 7.125s, 2015                                              $2,000     $ 2,026,880
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 3.0%
 Bedford County, VA, Industrial
  Development Authority Rev.
  (Georgia Pacific Corp.), 5.6s, 2025                               $2,000     $ 1,813,780
 Isle Wight County, VA, Industrial
  Development (Union Camp Corp.), 6.55s, 2024                        4,000       4,080,200


                                                                          29-MVA

Municipal Bonds - continued
------------------------------------------------------------------------------------------
                                                          PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)          VALUE
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - CONTINUED
 Isle Wight County, VA, Industrial
  Development (Union Camp), 6.1s, 2027                              $2,750     $ 2,751,650
 West Point, VA, Industrial Development
  Authority, Solid Waste Disposal Rev.
  (Chesapeake Corp.), 6.375s, 2019                                   1,900       1,744,086
                                                                              ------------
                                                                               $10,389,716
------------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 0.3%
 Lynchburg, VA, Industrial Development
  Authority (Kroger Co.), 7.9s, 2011                                $1,000     $ 1,033,470
------------------------------------------------------------------------------------------
MISCELLANEOUS REVENUE - OTHER - 0.8%
 Danville, VA, Industrial Development
  Authority, Industrial Development Rev.
  (Piedmont Mall), 8s, 2013                                         $2,675     $ 2,738,531
------------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 4.5%
 Alexandria, VA, Redevelopment &
  Housing Finance Authority (Jefferson
  Village Apartments), 9s, 2018                                     $3,935     $ 3,993,238
 Norfolk, VA, Redevelopment & Housing
  Authority (Dockside Apartments),
  FHA, 7.375s, 2028                                                  2,000       2,062,780
 Virginia Housing Development Authority,
  6.5s, 2013                                                         2,300       2,431,215
 Virginia Housing Development Authority,
  5.95s, 2016                                                        1,905       2,010,670
 Virginia Housing Development Authority,
  5.15s, 2017                                                        3,000       2,984,340
 Virginia Housing Development Authority,
  5.625s, 2020                                                       2,000       2,034,560
                                                                              ------------
                                                                               $15,516,803
------------------------------------------------------------------------------------------
PARKING - 0.5%
 Norfolk, VA, Parking System Rev.,
  MBIA, 5s, 2020                                                    $1,630     $ 1,625,876
------------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 1.4%
 Greater Richmond Convertible Center
  Authority, Hotel Tax Rev. (Convention
  Center Expansion), 6.125s, 2020                                   $3,500     $ 3,775,415
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                                       1,000         968,390
                                                                              ------------
                                                                               $ 4,743,805
------------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 7.0%
 Virginia Housing Development Authority,
  6.85s, 2019 ++++                                                  $7,500     $ 7,697,475
 Virginia Housing Development Authority,
  6.2s, 2021                                                        15,000      15,235,650
 Virginia Housing Development Authority,
  6.6s, 2022                                                           965         992,937
                                                                              ------------
                                                                               $23,926,062
------------------------------------------------------------------------------------------
SOLID WASTE REVENUE - 0.7%
 Carroll County, VA, Solid Waste Authority
  Rev., 7.5s, 2001 ++++++                                           $2,265     $ 2,350,209
------------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 16.6%
 Blue Ridge, VA, Regional Jail Authority,
  MBIA, 5.2s, 2021                                                  $1,830     $ 1,846,653
 Chesapeake, VA, Industrial Development
  Authority (Chesapeake Court House),
  MBIA, 6.25s, 2011                                                  3,985       4,520,305
 Chesapeake, VA, Industrial Development
  Authority (Chesapeake Court House),
  MBIA, 5.25s, 2017                                                  2,000       2,054,820
 Chesterfield County, VA, Industrial
  Development Authority, Public Facilities,
  7.5s, 2008                                                         1,720       1,788,508
 Fairfax County, VA, 6.1s, 2017                                      3,090       3,349,962
 Fairfax County, VA, Economic Development
  Authority, Parking Rev. (Vienna II
  Metrorail), 6s, 2016                                               1,650       1,834,849
 Fairfax County, VA, Economic Development
  Authority, Parking Rev. (Vienna II
  Metrorail), 6s, 2017                                               1,750       1,935,675
 Fairfax County, VA, Redevelopment &
  Housing Authority, 5.5s, 2017                                      2,225       2,292,440
 Henrico County, VA, Industrial Development
  Authority Rev., 6.5s, 2005 ++++++                                  5,000       5,650,550
 Montgomery County, VA, Industrial
  Development, AMBAC, 6s, 2017                                       2,120       2,325,491
 New Kent County, VA, Industrial
  Development Authority, Public Facilities,
  7.5s, 2011                                                           700         722,344
 New River Valley, VA, Regional Jail
  Authority, MBIA, 5.125s, 2019                                      6,405       6,465,079
 Pamunkey, VA, Regional Jail Authority,
  MBIA, 5.75s, 2018                                                  2,500       2,631,125
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2018                                                       1,100       1,179,948
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 6.665s, 2013 ++++                                           2,000       2,406,600
 Puerto Rico Public Finance Corp., RITES,
  AMBAC, 6.665s, 2016 ++++                                             500         590,620
 Virginia Biotechnology Research Park
  (Biotech Two), 5.25s, 2018                                         8,800       8,961,568
 Virginia Public Building Authority,
  MBIA, 0s, 2007                                                     3,750       2,873,025
 Virginia Public School Authority, 5s, 2018                          2,000       2,007,680
 Virginia Resources Authority, 5.5s, 2019                            1,070       1,112,276
                                                                              ------------
                                                                               $56,549,518
------------------------------------------------------------------------------------------
TURNPIKE REVENUE - 4.7%
 Chesapeake Bay, VA, Bridge & Tunnel
  Authority, FGIC, 0s, 2005                                         $4,535     $ 3,832,846
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2012                                                1,500         709,800
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2013                                                1,500         660,630
 Pocahontas Parkway Assn., VA, Toll
 Road Rev., 0s, 2014                                                 1,500         614,250
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2015                                                1,500         570,585
 Pocahontas Parkway Assn., VA, Toll
  Road Rev., 0s, 2016                                                1,500         529,485
 Virginia Commonwealth Transportation
  Board (Oak Grove Connector), 5.25s, 2022                           1,500       1,514,820
 Virginia Transportation Board,
  Transportation Contract Rev., 6.5s, 2018                           3,500       3,645,950
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                                       4,000       4,010,160
                                                                              ------------
                                                                               $16,088,526
------------------------------------------------------------------------------------------


30-MVA

Municipal Bonds - continued
---------------------------------------------------------------------------------------
                                                       PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)           VALUE
---------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.2%
 Hampton Roads, VA, Medical College
  General Rev., 6.875s, 2001 ++++++                              $1,500    $  1,563,540
 Hampton Roads, VA, Medical College
  General Rev., 6.875s, 2016                                      2,000       2,065,000
 Loudoun County, VA, Industrial
  Development Authority (George
  Washington University), 6.25s, 2012                             2,710       2,819,322
 Virginia College Building Authority (21st
  Century College Program), 5s, 2015                              2,000       2,032,800
 Virginia College Building Authority (21st
  Century College Program), 6s, 2018                              2,000       2,179,840
 Virginia College Building Authority,
  Educational Facilities Rev. (Hampden
  Syndey College), 5s, 2016                                       1,730       1,738,079
 Virginia College Building Authority,
  Educational Facilities Rev.
  (Hampton University), 5s, 2018                                  1,655       1,634,263
 Virginia College Building Authority,
  Educational Facilities Rev. (Hampton
  University), 6s, 2020                                           1,000       1,061,190
 Virginia College Building Authority,
  Educational Facilities Rev.
  (Marymount), 7s, 2002 ++++++                                    2,500       2,660,725
                                                                           ------------
                                                                           $ 17,754,759
---------------------------------------------------------------------------------------
UTILITIES - COGENERATION - 0.6%
 Pittsylvania County, VA, Industrial
  Development Authority Rev., 7.5s, 2014                         $2,000    $  1,924,900
---------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 1.5%
 Halifax County, VA, Industrial Authority
  Rev. (Old Dominion Electric), 6s, 2022                         $5,000    $  5,027,650
---------------------------------------------------------------------------------------
UTILITIES - MUNICIPAL OWNED - 2.9%
 Guam Power Authority Rev., RITES,
  AMBAC, 6.438s, 2015 +++++                                      $1,010    $  1,104,374
 Puerto Rico Electric Power Authority,
  6s, 2015                                                        3,000       3,198,450
 Puerto Rico Electric Power Authority,
  RITES, 7.438s, 2017 +++++                                       2,500       2,947,250
 Puerto Rico Electric Power Authority,
  RITES, 7.188s, 2019 +++++                                       1,270       1,436,726
 Puerto Rico Electric Power Authority,
  RITES, 7.188s, 2020 +++++                                       1,250       1,322,400
                                                                           ------------
                                                                           $ 10,009,200
---------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 6.1%
 Hanover County, VA, Water & Sewer
  Systems, MBIA, 5.25s, 2026                                     $2,000    $  2,020,200
 Prince William County, VA, Water &
  Sewer Systems Rev., FGIC, 5.5s, 2019                            2,000       2,079,980
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 9s, 2005 ++++++                                           4,150       4,833,878
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 10.25s, 2009 ++++++                                         365         465,704
 Virgina Beach, VA, Water Rev., 6s, 2020                          1,000       1,091,860
 Virginia Beach, VA, Water & Sewer Rev.,
  6.625s, 2002 ++++++                                             1,400       1,466,990
 Virginia Resources Authority, 6s, 2017                           2,750       3,042,188
 Virginia Resources Authority, 5.4s, 2018                         1,135       1,177,982
 Virginia Resources Authority, FSA,
  5.5s, 2019                                                      1,600       1,668,112
 Virginia Resources Authority, MBIA,
  5.5s, 2020                                                      1,690       1,756,096
 Virginia Resources Authority, 5.75s, 2021                        1,335       1,410,948
                                                                           ------------
                                                                           $ 21,013,938
---------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $312,978,204)                      $329,054,011
---------------------------------------------------------------------------------------

Floating Rate Demand Notes - 2.5%
---------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian
  Hospital), due 04/05/01                                        $  100    $    100,000
 Burke County, GA, Development Authority
  Pollution Rev. (Georgia Power Co.),
  due 04/02/01                                                      100         100,000
 Burke County, GA, Development Authority,
  Pollution Control Rev. (Vogtle), due 04/02/01                   1,500       1,500,000
 Cuyahoga County, OH, Hospital Rev. (The
  Cleveland Clinic), due 04/02/01                                   100         100,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 04/02/01                                         1,150       1,150,000
 Harris County, TX, Pollution Control Rev.,
  (Industrial Development Corp.), due 04/02/01                      100         100,000
 Illinois Educational Facilities Authority Rev.,
  (University Chicago Hospital) due 04/02/01                        600         600,000
 State of Massachusetts, Central Artery,
  due 04/02/01                                                    2,000       2,000,000
 Pinellas County, FL, Health Facility Authority,
  due 04/02/01                                                    2,300       2,300,000
 Sevier County, TN, Public Building Authority,
  due 04/05/01                                                      800         800,000
---------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                       $  8,750,000
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $321,728,204)                          $337,804,011

Other Assets, Less Liabilities - 1.1%                                         3,613,437
---------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                        $341,417,448
---------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

                                                                         31-MVA

MFS WEST VIRGINIA MUNICIPAL BOND FUND

Municipal Bonds - 96.8%
---------------------------------------------------------------------------------------
                                                       PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)           VALUE
---------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - GENERAL PURPOSE - 14.6%
 Puerto Rico Public Buildings Authority, 5.25s,
  2021                                                           $3,115    $  3,135,715
 State of West Virginia, FGIC, 5.5s, 2017                         2,565       2,648,465
 State of West Virginia, FGIC, 5s, 2021                           4,000       3,884,640
 State of West Virginia, FGIC, 5.25s, 2026                        8,000       8,009,440
 State of West Virginia, State Roads, FGIC,
  5.625s, 2019                                                    2,000       2,097,600
                                                                           ------------
                                                                           $ 19,775,860
---------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - IMPROVEMENT - 5.3%
 Brooke County, WV, Board Of Education,
  FGIC, 5s, 2016                                                 $1,390    $  1,400,258
 Charleston, WV, Public Improvement, 7.2s,
  2009                                                            1,140       1,371,682
 Commonwealth of Puerto Rico, RITES,
  MBIA, 7.438s, 2019 +++++                                        3,000       3,436,620
 Puerto Rico Municipal Finance Agency,
  RITES, FSA, 6.887s, 2017 +++++                                    900       1,006,830
                                                                           ------------
                                                                           $  7,215,390
---------------------------------------------------------------------------------------
GENERAL OBLIGATIONS - SCHOOLS - 1.9%
 Jefferson County, WV, Board of Education,
  FGIC, 6.85s, 2009 ++++++                                       $1,680    $  1,998,914
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005 ++++++                                             500         561,695
                                                                           ------------
                                                                           $  2,560,609
---------------------------------------------------------------------------------------
HEALTH CARE REVENUE - HOSPITALS - 13.3%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital), 6.5s, 2022                      $2,500    $  2,462,200
 Kanawha County, WV, Building Commission
  (St. Francis Hospital), 7.5s, 2007 ++++++                         180         201,366
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                              1,000       1,032,020
 Ohio County, WV, County Commission Health
  System (Ohio Valley Medical Center),
  5.75s, 2013                                                       750         638,377
 Randolph County, WV, Community Health
  System Rev. (Davis Health System, Inc.),
  FSA, 5.2s, 2021                                                 1,000         993,710
 West Virginia Hospital Finance Authority
  (Cabell Huntington Hospital), AMBAC,
  6.25s, 2019                                                     5,000       5,242,500
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center),
  6.5s, 2023 ++++++                                               2,000       2,347,840
 West Virginia Hospital Finance Authority
  (Fairmont General Hospital), 6.625s, 2019                       2,000       1,944,780
 West Virginia Hospital Finance Authority
  (General Division Medical Building),
  7.25s, 2014                                                     2,000       2,107,760
 West Virginia Hospital Finance Authority
  (West Virginia University Hospital),
  AMBAC, 5s, 2018                                                 1,000         987,340
                                                                           ------------
                                                                           $ 17,957,893
---------------------------------------------------------------------------------------
HEALTH CARE REVENUE - LONG TERM CARE - 2.4%
 Harrison County, WV, Building Commission
  Rev. (Maplewood Retirement), AMBAC,
  5.25s, 2021                                                    $2,625    $  2,625,420
 Monongalia County, WV, Health Facilities
  Rev. (Beverly Enterprises, Inc.),
  5.625s, 2003                                                      125         121,448
 Monongalia County, WV, Health Facilities
  Rev. (Beverly Enterprises, Inc.),
  5.875s, 2007                                                      500         465,145
                                                                           ------------
                                                                           $  3,212,013
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - CHEMICALS - 1.5%
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                                $2,000    $  2,043,300
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - OTHER - 2.1%
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                            $2,500    $  2,797,475
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - PAPER - 1.5%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser Co.), 6.5s, 2025                                 $2,000    $  2,052,780
---------------------------------------------------------------------------------------
INDUSTRIAL REVENUE - RETAIL - 3.1%
 Kanawha County, WV, Commercial
  Development Rev. (Kroger Co.), 8s, 2011                        $1,000    $  1,032,070
 Kanawha County, WV, Commercial
  Development Rev. (May Department Stores
  Co.), 6.5s, 2003                                                3,000       3,131,280
                                                                           ------------
                                                                           $  4,163,350
---------------------------------------------------------------------------------------
MULTI-FAMILY HOUSING REVENUE - 0.9%
 Huntington, WV, Housing Corp., FNMA,
  7.5s, 2024                                                     $  800    $    829,200
 Webster County, WV, Housing Development
  Rev. (Circlebrook), FHA, 6.35s, 2008                              395         413,593
                                                                           ------------
                                                                           $  1,242,793
---------------------------------------------------------------------------------------
PARKING - 1.0%
 West Virginia Economic Development, Auto
  Lease Rev. (Capitol Parking Garage),
  AMBAC, 5.8s, 2020                                              $1,260    $  1,333,735
---------------------------------------------------------------------------------------
SALES AND EXCISE TAX REVENUE - 0.4%
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                                   $  500    $    484,195
---------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - LOCAL - 0.8%
 Berkeley County, WV, Residential Mortgage
  Rev., 7.875s, 2012                                             $  120    $    122,048
 Charles Town, WV, Residential Mortgage
  Rev., 6.2s, 2011                                                  380         385,301
 Mason County, WV, 0s, 2014                                       1,700         631,567
                                                                           ------------
                                                                           $  1,138,916
---------------------------------------------------------------------------------------
SINGLE FAMILY HOUSING REVENUE - STATE - 1.6%
 West Virginia Housing Development Fund,
  7.2s, 2020                                                     $1,190    $  1,227,664
 West Virginia Housing Development Fund,
  5.3s, 2023                                                      1,000         988,280
                                                                           ------------
                                                                           $  2,215,944
---------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - 12.6%
 Huntington, WV, Municipal Development
  Authority Rev., MBIA, 5.1s, 2018                               $1,740    $  1,748,230
 West Virginia Building Commission, Lease
  Rev. (West Virginia Regional Jail), MBIA,
  0s, 2007 ++++++                                                 3,150       2,431,674
 West Virginia Building Commission, Lease
  Rev. (West Virginia Regional Jail), MBIA,
  0s, 2008                                                        3,050       2,239,706

32-MWV

Municipal Bonds - continued
---------------------------------------------------------------------------------------
                                                       PRINCIPAL AMOUNT
ISSUER                                                    (000 OMITTED)           VALUE
---------------------------------------------------------------------------------------
STATE AND LOCAL APPROPRIATION - CONTINUED
 West Virginia Building Commission, Lease
  Rev. (West Virginia Regional Jail), MBIA,
  0s, 2009                                                       $1,000    $    698,020
 West Virginia Building Commission, RITES,
  AMBAC, 6.32s, 2018 +++++                                        4,520       4,939,366
 West Virginia Building Commission, RITES,
  AMBAC, 6.32s, 2018 +++++                                        1,250       1,377,850
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2006 ++++++                                                 2,500       2,025,075
 West Virginia School Building Authority,
  Refunding Capital Improvement, "B", FSA,
  5.25s, 2021                                                     1,550       1,560,308
                                                                           ------------
                                                                           $ 17,020,229
---------------------------------------------------------------------------------------
TURNPIKE REVENUE - 5.2%
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2005 ++++++                                                $2,250    $  1,906,020
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2007 ++++++                                                 2,000       1,543,920
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  0s, 2008 ++++++                                                   610         447,941
 West Virginia Parkways, Economic
  Development & Tourism Authority, FGIC,
  5.831s, 2019                                                    3,000       3,074,220
                                                                           ------------
                                                                           $  6,972,101
---------------------------------------------------------------------------------------
UNIVERSITIES - COLLEGES - 5.2%
 Puerto Rico Industrial Tourist Educational
  (University Plaza), MBIA, 5s, 2021                             $2,270    $  2,266,981
 West Virginia University Rev., University
  Systems (Marshall University), FGIC,
  6s, 2020                                                        2,705       2,903,493
 West Virginia University Rev., University
  Systems (West Virginia University), MBIA,
  5.5s, 2020                                                      1,700       1,803,479
                                                                           ------------
                                                                           $  6,973,953
---------------------------------------------------------------------------------------
UNIVERSITIES - DORMATORIES - 1.5%
 West Virgina University Rev. (West Virginia
  Dormitory), AMBAC, 5s, 2022                                    $2,000    $  1,961,640
---------------------------------------------------------------------------------------
UTILITIES - INVESTOR OWNED - 11.9%
 Marshall County, WV, Pollution Control Rev.
  (Ohio Power Co.), 6.85s, 2022                                  $2,000    $  2,052,660
 Marshall County, WV, Pollution Control Rev.
  (Ohio Power Co.), MBIA, 6.85s, 2022                             3,150       3,297,703
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power Co.), MBIA, 6.6s, 2022                       7,000       7,360,570
 Putnam County, WV, Pollution Control Rev.
  (Applachian Power Co.), MBIA, 6.6s, 2019                        3,200       3,352,096
                                                                           ------------
                                                                           $ 16,063,029
---------------------------------------------------------------------------------------
WATER AND SEWER UTILITY REVENUE - 10.0%
Beckley, WV, Industrial Development Rev.
  (Beckley Water Co.), 7s, 2017                                  $2,000    $  2,091,300
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017                     2,260       2,385,543
 West Virginia Water Development Authority,
  7.1s, 2009 ++++++                                                 205         234,610
 West Virginia Water Development Authority,
  FSA, 5s, 2018                                                   1,270       1,261,021
 West Virginia Water Development Authority,
  AMBAC, 6.25s, 2020                                              1,000       1,089,610
 West Virginia Water Development Authority,
  FSA, 6.2s, 2024                                                 3,000       3,162,630
 West Virginia Water Development Authority,
  FSA, 5.25s, 2035                                                2,000       1,978,500
 West Virginia Water Development Authority,
  Infrastructure Rev., FSA, 5.5s, 2018                              390         402,320
 West Virginia Water Development Authority,
  Infrastructure Rev., FSA, 5.5s, 2019                              895         920,553
                                                                           ------------
                                                                           $ 13,526,087
---------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS (IDENTIFIED COST, $122,892,072)                      $130,711,292
---------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.8%
---------------------------------------------------------------------------------------
 Bartow County, GA, Development Authority
  Pollution Control Rev. (Georgia Power Co.),
  due 04/02/01                                                   $  300    $    300,000
 Commonwealth of Massachusetts, "A",
  Central Artery, due 04/02/01                                      400         400,000
 Harris County, TX, Pollution Control Rev.
  (Industrial Development Corp.), due 04/02/01                      100         100,000
 New York City, NY, due 04/02/01                                    200         200,000
 Pinellas County, FL, Health Facility Authority,
  due 04/02/01                                                      100         100,000
---------------------------------------------------------------------------------------
TOTAL FLOATING RATE DEMAND NOTES, AT IDENTIFIED COST                       $  1,100,000
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $123,992,072)                          $131,811,292

Other Assets, Less Liabilities - 2.4%                                         3,221,109
---------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                        $135,032,401
---------------------------------------------------------------------------------------

SEE PORTFOLIO FOOTNOTES AND NOTES TO FINANCIAL STATEMENTS.

PORTFOLIO FOOTNOTES:
  ++++  Inverse floating rate security.
++++++  Refunded bond.
     +  Restricted security.
     #  Security segregated as collateral for open futures contracts.

                                                                          33-MWV

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------------------------------
                                                                    MISSISSIPPI       NEW YORK    NORTH CAROLINA    PENNSYLVANIA
MARCH 31, 2001                                                             FUND           FUND              FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -
    Identified cost                                                 $74,895,354   $146,331,846      $364,261,198     $51,807,665
    Unrealized appreciation                                           3,519,218     11,241,574        21,697,226       2,513,609
                                                                    -----------   ------------      ------------     -----------
        Total, at value                                             $78,414,572   $157,573,420      $385,958,424     $54,321,274
  Cash                                                                   21,058         17,674            60,759          84,856
  Receivable for daily variation margin on open futures contracts        13,125         15,561             9,375          --
  Receivable for investments sold                                         5,126        393,957           --               30,000
  Receivable for fund shares sold                                       104,078        274,887           512,090         315,737
  Interest receivable                                                 1,337,172      2,551,828         6,027,288         816,787
  Other assets                                                              504            971             2,823             451
                                                                    -----------   ------------      ------------     -----------
        Total assets                                                $79,895,635   $160,828,298      $392,570,759     $55,569,105
                                                                    -----------   ------------      ------------     -----------
LIABILITIES:
  Distributions payable                                             $    178,874  $    241,157      $    661,963     $    89,135
  Payable for investments purchased                                      978,990          --           3,439,372         797,282
  Payable for fund shares reacquired                                     210,867        45,020           328,596           8,795
  Payable to affiliates -
    Management fee                                                         1,505         3,066             7,444           1,047
    Shareholder servicing agent fee                                          430           876             2,127          --
    Distribution and service fee                                           1,210         3,601            10,275           3,568
    Administrative fee                                                        75           153               372          --
  Accrued expenses and other liabilities                                  79,927       111,722           125,674          --
                                                                    -----------   ------------      ------------     -----------
        Total liabilities                                           $ 1,451,878   $    405,595      $  4,575,823     $   899,827
                                                                    -----------   ------------      ------------     -----------
NET ASSETS                                                          $78,443,757   $160,422,703      $387,994,936     $54,669,278
                                                                    -----------   ------------      ------------     -----------
NET ASSETS CONSIST OF:
  Paid-in capital                                                   $76,875,405   $149,536,133      $368,885,787     $53,876,065
  Unrealized appreciation on investments                              3,544,557     11,249,855        21,707,538       2,513,609
  Accumulated net realized loss on investments                       (2,167,334)      (396,634)       (2,275,753)     (1,753,085)
  Accumulated undistributed (distributions in excess of)
    net investment income                                               191,129         33,349          (322,636)         32,689
                                                                    -----------   ------------      ------------     -----------
        Total                                                       $78,443,757   $160,422,703      $387,994,936     $54,669,278
                                                                    -----------   ------------      ------------     -----------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A                                                             6,897,730     11,302,565        25,931,688       3,434,941
  Class B                                                             1,122,101      2,328,689         5,084,248       2,108,568
  Class C                                                                --            770,656         1,606,710          --
                                                                    -----------   ------------      ------------     -----------
        Total shares of beneficial interest outstanding               8,019,831     14,401,910        32,622,646       5,543,509
                                                                    -----------   ------------      ------------     -----------
NET ASSETS:
  Class A                                                           $67,458,147   $125,916,616      $308,446,587     $33,842,343
  Class B                                                            10,985,610     25,928,396        60,448,876      20,826,935
  Class C                                                               --           8,577,691        19,099,473          --
                                                                    -----------   ------------      ------------     -----------
        Total net assets                                            $78,443,757   $160,422,703      $387,994,936     $54,669,278
                                                                    -----------   ------------      ------------     -----------
CLASS A SHARES:
  NET ASSET VALUE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest
    outstanding)                                                       $ 9.78        $11.14            $11.89          $ 9.85
                                                                       ------        ------            ------          ------
  OFFERING PRICE PER SHARE (100 DIVIDED BY 95.25 OF NET
    ASSET VALUE PER SHARE)                                             $10.27        $11.70            $12.48          $10.34
                                                                       ------        ------            ------          ------
CLASS B SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest
    outstanding)                                                       $ 9.79        $11.13            $11.89          $ 9.88
                                                                       ------        ------            ------          ------
CLASS C SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest
     outstanding)                                                         --         $11.13            $11.89            --
                                                                       ------        ------            ------          ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Assets and Liabilities - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                     SOUTH CAROLINA      TENNESSEE       VIRGINIA   WEST VIRGINIA
MARCH 31, 2001                                                                 FUND           FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments -
    Identified cost                                                    $143,145,277   $116,361,722   $321,728,204    $123,992,072
    Unrealized appreciation                                               9,840,854      6,525,641     16,075,807       7,819,220
                                                                       ------------   ------------   ------------    ------------
        Total, at value                                                $152,986,131   $122,887,363   $337,804,011    $131,811,292
  Cash                                                                       52,039         60,341         30,680           5,189
  Receivable for daily variation margin on open futures contracts           --              21,375        --              --
  Receivable for investments sold                                            10,000      1,023,626      1,000,000         641,694
  Receivable for fund shares sold                                           618,941        115,221        296,959         572,548
  Interest receivable                                                     2,272,554      1,616,657      5,256,740       2,409,765
  Other assets                                                                1,168            837          2,694             962
                                                                       ------------   ------------   ------------    ------------
        Total assets                                                   $155,940,833   $125,725,420   $344,391,084    $135,441,450
                                                                       ------------   ------------   ------------    ------------
LIABILITIES:
  Distributions payable                                                $    290,850   $    236,129   $    686,057    $    235,395
  Payable for investments purchased                                       1,700,505      2,539,917      2,068,298         --
  Payable for fund shares reacquired                                          5,860         97,249         75,666          65,334
  Payable to affiliates -
    Management fee                                                            2,943          2,356          6,535           2,584
    Shareholder servicing agent fee                                             841            673          1,867             738
    Distribution and service fee                                              4,129          3,198          7,842           3,158
    Administrative fee                                                          147            116            327             129
  Accrued expenses and other liabilities                                    104,815         92,495        127,044         101,711
                                                                       ------------   ------------   ------------    ------------
        Total liabilities                                              $  2,110,090   $  2,972,133   $  2,973,636    $    409,049
                                                                       ------------   ------------   ------------    ------------
NET ASSETS                                                             $153,830,743   $122,753,287   $341,417,448    $135,032,401
                                                                       ------------   ------------   ------------    ------------
NET ASSETS CONSIST OF:
  Paid-in capital                                                      $146,941,977   $117,085,031   $330,286,904    $130,773,477
  Unrealized appreciation on investments                                  9,840,854      6,563,155     16,075,807       7,819,220
  Accumulated net realized loss on investments                           (3,267,174)      (946,723)    (4,007,964)     (3,074,026)
  Accumulated undistributed (distributions in excess of)
    net investment income                                                   315,086         51,824       (937,299)       (486,270)
                                                                       ------------   ------------   ------------    ------------
        Total                                                          $153,830,743   $122,753,287   $341,417,448    $135,032,401
                                                                       ------------   ------------   ------------    ------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING:
  Class A                                                                 9,922,763      9,365,332     26,819,655      10,385,277
  Class B                                                                 2,743,333      2,237,030      2,632,218       1,413,464
  Class C                                                                    --             --            613,372          --
                                                                       ------------   ------------   ------------    ------------
        Total shares of beneficial interest outstanding                  12,666,096     11,602,362     30,065,245      11,798,741
                                                                       ------------   ------------   ------------    ------------
NET ASSETS:
  Class A                                                              $120,528,862   $ 99,097,210   $304,580,616    $118,861,921
  Class B                                                                33,301,881     23,656,077     29,871,851      16,170,480
  Class C                                                                    --             --          6,964,981          --
                                                                       ------------   ------------   ------------    ------------
        Total net assets                                               $153,830,743   $122,753,287   $341,417,448    $135,032,401
                                                                       ------------   ------------   ------------    ------------
CLASS A SHARES:
  NET ASSET VALUE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)      $12.15         $10.58        $11.36          $11.45
                                                                           ------         ------        ------          ------
  OFFERING PRICE PER SHARE (100 DIVIDED BY 95.25 OF NET ASSET VALUE
    PER SHARE)                                                             $12.76         $11.11        $11.93          $12.02
                                                                           ------         ------        ------          ------
CLASS B SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)      $12.14         $10.57        $11.35          $11.44
                                                                           ------         ------        ------          ------
CLASS C SHARES:
  NET ASSET VALUE AND OFFERING PRICE PER SHARE
    (net assets DIVIDED BY shares of beneficial interest outstanding)        --             --          $11.36            --
                                                                           ------         ------        ------          ------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Operations
---------------------------------------------------------------------------------------------------------------------------------
                                                                      MISSISSIPPI      NEW YORK    NORTH CAROLINA    PENNSYLVANIA
YEAR ENDED MARCH 31, 2001                                                    FUND          FUND              FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Interest income                                                      $4,434,608   $ 7,368,166       $21,950,541      $2,558,193
                                                                       ----------   -----------       -----------      ----------
  Expenses -
    Management fee                                                     $  413,849   $   683,695       $ 2,044,458      $  254,927
    Trustees' compensation                                                 22,324        20,316            23,139          18,843
    Shareholder servicing agent fee                                        75,325       124,506           372,121          46,235
    Distribution and service fee (Class A)                                 --           256,806         1,066,040          --
    Distribution and service fee (Class B)                                 82,000       213,340           512,248         145,481
    Distribution and service fee (Class C)                                 --             4,492           163,134          --
    Administrative fee                                                     11,173        18,505            55,195           6,826
    Custodian fee                                                          31,429        48,377           124,993          22,847
    Printing                                                                5,159        11,622            24,489           4,453
    Postage                                                                 3,044         4,603            11,088           3,251
    Auditing fees                                                          30,419        32,930            30,492          30,811
    Legal fees                                                              4,750        32,551             4,512           3,817
    Miscellaneous                                                          43,093        24,681           110,030          37,601
                                                                       ----------   -----------       -----------      ----------
        Total expenses                                                 $  722,565   $ 1,476,424       $ 4,541,939      $  575,092
    Fees paid indirectly                                                  (19,530)      (21,838)          (62,089)         (8,971)
    Reduction of expenses by investment adviser                          (150,212)     (247,926)         (742,034)       (258,183)
                                                                       ----------   -----------       -----------      ----------
        Net expenses                                                   $  552,823   $ 1,206,660       $ 3,737,816      $  307,938
                                                                       ----------   -----------       -----------      ----------
          Net investment income                                        $3,881,785   $ 6,161,506       $18,212,725      $2,250,255
                                                                       ----------   -----------       -----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $  431,365   $   923,426       $(1,346,847)     $  (91,946)
    Futures contracts                                                     334,595         8,669           249,169         (22,518)
                                                                       ----------   -----------       -----------      ----------
        Net realized gain (loss) on investments                        $  765,960   $   932,095       $(1,097,678)     $ (114,464)
                                                                       ----------   -----------       -----------      ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                        $2,436,334   $ 7,135,965       $18,569,685      $2,502,751
    Futures contracts                                                     (35,506)      (29,842)         (101,675)         --
                                                                       ----------   -----------       -----------      ----------
          Net unrealized gain on investments                            2,400,828   $ 7,106,123       $18,468,010      $2,502,751
                                                                       ----------   -----------       -----------      ----------
            Net realized and unrealized gain on investments            $3,166,788   $ 8,038,218       $17,370,332      $2,388,287
                                                                       ----------   -----------       -----------      ----------
              Increase in net assets from operations                   $7,048,573   $14,199,724       $35,583,057      $4,638,542
                                                                       ----------   -----------       -----------      ----------

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Operations - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                       SOUTH CAROLINA     TENNESSEE       VIRGINIA   WEST VIRGINIA
YEAR ENDED MARCH 31, 2001                                                        FUND          FUND           FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:
  Interest income                                                         $ 9,039,089   $ 7,008,362    $20,128,432     $ 7,924,496
                                                                          -----------   -----------    -----------     -----------
  Expenses -
    Management fee                                                        $   822,708   $   665,287    $ 1,864,144     $   719,574
    Trustees' compensation                                                     18,577        18,824         19,460          19,115
    Shareholder servicing agent fee                                           149,737       121,085        339,269         130,970
    Distribution and service fee (Class A)                                    415,099       347,313      1,066,805         405,717
    Distribution and service fee (Class B)                                    311,376       218,526        288,496         150,494
    Distribution and service fee (Class C)                                     --             --            56,181          --
    Administrative fee                                                         22,253        21,188         50,431          19,423
    Custodian fee                                                              52,750        45,446        114,321          48,420
    Printing                                                                    9,046         6,665         21,952           8,460
    Postage                                                                     4,747         3,894         10,033           4,018
    Auditing fees                                                              30,837        30,830         30,884          30,433
    Legal fees                                                                 36,698         5,898          2,745           3,419
    Miscellaneous                                                              57,310        43,740        120,834          56,982
                                                                          -----------   -----------    -----------     -----------
        Total expenses                                                    $ 1,931,138   $ 1,528,696    $ 3,985,555     $ 1,597,025
    Fees paid indirectly                                                      (44,975)      (16,887)       (76,783)        (23,915)
    Reduction of expenses by investment adviser                              (298,629)     (241,490)      (676,702)       (261,183)
                                                                          -----------   -----------    -----------     -----------
        Net expenses                                                      $ 1,587,534   $ 1,270,319    $ 3,232,070     $ 1,311,927
                                                                          -----------   -----------    -----------     -----------
          Net investment income                                           $ 7,451,555   $ 5,738,043    $16,896,362     $ 6,612,569
                                                                          -----------   -----------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                               $(1,989,662)  $  (327,695)   $(2,729,410)    $  (207,234)
    Futures contracts                                                        (110,564)       32,303        (10,153)        (59,986)
                                                                          -----------   -----------    -----------     -----------
        Net realized loss on investments                                  $(2,100,226)  $  (295,392)   $(2,739,563)    $  (267,220)
                                                                          -----------   -----------    -----------     -----------
  Change in unrealized appreciation -
    Investments                                                           $ 8,857,431   $ 5,891,491    $16,284,511     $ 5,965,013
    Futures contracts                                                          49,719         1,774            235          46,681
                                                                          -----------   -----------    -----------     -----------
          Net unrealized gain on investments                              $ 8,907,150   $ 5,893,265    $16,284,746     $ 6,011,694
                                                                          -----------   -----------    -----------     -----------
            Net realized and unrealized gain on investments               $ 6,806,924   $ 5,597,873    $13,545,183     $ 5,744,474
                                                                          -----------   -----------    -----------     -----------
              Increase in net assets from operations                      $14,258,479   $11,335,916    $30,441,545     $12,357,043
                                                                          -----------   -----------    -----------     -----------

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                                                                      MISSISSIPPI      NEW YORK   NORTH CAROLINA    PENNSYLVANIA
YEAR ENDED MARCH 31, 2001                                                    FUND          FUND             FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                              $  3,881,785   $  6,161,506     $ 18,212,725    $ 2,250,255
  Net realized gain (loss) on investments                                 765,960        932,095       (1,097,678)      (114,464)
  Net unrealized gain on investments                                    2,400,828      7,106,123       18,468,010      2,502,751
                                                                     ------------   ------------     ------------    -----------
    Increase in net assets from operations                           $  7,048,573   $ 14,199,724     $ 35,583,057    $ 4,638,542
                                                                     ------------   ------------     ------------    -----------
Distributions declared to shareholders -
  From net investment income (Class A)                               $ (3,415,941)  $ (5,230,765)    $(15,268,069)   $(1,460,915)
  From net investment income (Class B)                                   (473,906)      (927,396)      (2,233,516)      (799,660)
  From net investment income (Class C)                                    --             (19,455)        (711,140)        --
  In excess of net investment income (Class A)                            --             (61,532)        (154,057)        --
  In excess of net investment income (Class B)                            --             (10,909)         (22,536)        --
  In excess of net investment income (Class C)                            --                (229)          (7,175)        --
                                                                     ------------   ------------     ------------    -----------
        Total distributions declared to shareholders                 $ (3,889,847)  $ (6,250,286)    $(18,396,493)   $(2,260,575)
                                                                     ------------   ------------     ------------    -----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                   $  7,680,640   $ 50,456,017     $ 35,193,058    $14,477,989
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                    1,788,497      3,576,542       10,451,035      1,245,192
  Cost of shares reacquired                                           (11,143,168)   (23,186,611)     (48,459,733)    (6,422,161)
                                                                     ------------   ------------     ------------    -----------
  Net increase (decrease) in net assets from
    fund share transactions                                          $ (1,674,031)  $ 30,845,948     $ (2,815,640)   $ 9,301,020
                                                                     ------------   ------------     ------------    -----------
        Total increase in net assets                                 $  1,484,695   $ 38,795,386     $ 14,370,924    $11,678,987
NET ASSETS:
  At beginning of period                                               76,959,062    121,627,317      373,624,012     42,990,291
                                                                     ------------   ------------     ------------    -----------
  At end of period                                                   $ 78,443,757   $160,422,703     $387,994,936    $54,669,278
                                                                     ------------   ------------     ------------    -----------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD          $    191,129   $     33,349     $   (322,636)   $    32,689
                                                                     ------------   ------------     ------------    -----------

SEE NOTES TO FINANCIAL STATEMENTS.

Statements of Changes in Net Assets - continued
---------------------------------------------------------------------------------------------------------------------------------
                                                                    SOUTH CAROLINA       TENNESSEE       VIRGINIA   WEST VIRGINIA
YEAR ENDED MARCH 31, 2001                                                     FUND            FUND           FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                               $  7,451,555    $  5,738,043   $ 16,896,362    $  6,612,569
  Net realized loss on investments                                      (2,100,226)       (295,392)    (2,739,563)       (267,220)
  Net unrealized gain on investments                                     8,907,150       5,893,265     16,284,746       6,011,694
                                                                      ------------    ------------   ------------    ------------
    Increase in net assets from operations                            $ 14,258,479    $ 11,335,916   $ 30,441,545    $ 12,357,043
                                                                      ------------    ------------   ------------    ------------

Distributions declared to shareholders -
  From net investment income (Class A)                                $ (5,887,511)   $ (4,835,660)  $(15,376,462)   $ (5,916,387)
  From net investment income (Class B)                                  (1,344,024)       (922,568)    (1,273,008)       (670,090)
  From net investment income (Class C)                                      --             --            (246,892)        --
  In excess of net investment income (Class A)                              --             --            (119,840)        --
  In excess of net investment income (Class B)                              --             --              (9,921)        --
  In excess of net investment income (Class C)                              --             --              (1,924)        --
                                                                      ------------    ------------   ------------    ------------
        Total distributions declared to shareholders                  $ (7,231,535)   $ (5,758,228)  $(17,028,047)   $ (6,586,477)
                                                                      ------------    ------------   ------------    ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                    $ 13,770,153    $  8,840,873   $ 20,812,587    $  6,008,859
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                     3,754,522       2,824,589      8,509,167       3,676,896
  Cost of shares reacquired                                            (23,316,793)    (16,061,610)   (47,738,555)    (12,324,978)
                                                                      ------------    ------------   ------------    ------------
  Net decrease in net assets from
    fund share transactions                                           $ (5,792,118)   $ (4,396,148)  $(18,416,801)   $ (2,639,223)
                                                                      ------------    ------------   ------------    ------------
        Total increase (decrease) in net assets                       $  1,234,826    $  1,181,540   $ (5,003,303)   $  3,131,343
                                                                      ------------    ------------   ------------    ------------
NET ASSETS:
  At beginning of period                                               152,595,917     121,571,747    346,420,751     131,901,058
                                                                      ------------    ------------   ------------    ------------
  At end of period                                                    $153,830,743    $122,753,287   $341,417,448    $135,032,401
                                                                      ------------    ------------   ------------    ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF PERIOD           $    315,086    $     51,824   $   (937,299)   $   (486,270)
                                                                      ------------    ------------   ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         MISSISSIPPI       NEW YORK    NORTH CAROLINA  PENNSYLVANIA
YEAR ENDED MARCH 31, 2000                                                    FUND            FUND           FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                                  $  3,980,844   $  6,703,903   $ 19,848,936   $  2,165,065
  Net realized gain (loss) on investments                                     372,698       (725,443)      (177,009)      (167,907)
  Net unrealized loss on investments                                       (4,986,654)    (8,261,487)   (27,858,374)    (2,476,896)
                                                                         ------------   ------------   ------------   ------------
    Decrease in net assets from operations                               $   (633,112)   $(2,283,027)  $ (8,186,447)  $   (479,738)
                                                                         ------------   ------------   ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                   $ (3,475,557)   $(5,531,891)  $(16,769,203)  $ (1,208,852)
  From net investment income (Class B)                                       (494,824)    (1,165,668)    (2,248,484)      (939,344)
  From net investment income (Class C)                                             --             --       (636,441)            --
                                                                         ------------   ------------   ------------   ------------
        Total distributions declared to shareholders                     $ (3,970,381)   $(6,697,559)  $(19,654,128)  $ (2,148,196)
                                                                         ------------   ------------   ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                       $ 13,670,556    $16,723,976   $ 29,418,303   $ 13,224,784
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                        1,734,390      3,894,825     11,346,137      1,230,667
  Cost of shares reacquired                                               (12,176,663)   (37,185,334)   (69,993,273)   (14,515,297)
                                                                         ------------   ------------   ------------   ------------
  Net increase (decrease) in net assets from
    fund share transactions                                              $  3,228,283   $(16,566,533)  $(29,228,833)  $    (59,846)
                                                                         ------------   ------------   ------------   ------------
        Total decrease in net assets                                     $ (1,375,210)  $(25,547,119)  $(57,069,408)  $ (2,687,780)
NET ASSETS:
  At beginning of period                                                   78,334,272    147,174,436     30,693,420     45,678,071
                                                                         ------------   ------------   ------------   ------------
  At end of period                                                       $ 76,959,062   $121,627,317   $373,624,012   $ 42,990,291
                                                                         ------------   ------------   ------------   ------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                         $    161,024   $     16,110   $   (290,036)  $     44,513
                                                                         ------------   ------------   ------------   ------------


SEE NOTES TO FINANCIAL STATEMENTS.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      SOUTH CAROLINA  TENNESSEE   VIRGINIA   WEST VIRGINIA
YEAR ENDED MARCH 31, 2000                                                  FUND         FUND        FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations -
  Net investment income                                                $  7,935,405    $  6,160,685   $ 18,788,884   $  7,120,416
  Net realized gain (loss) on investments                                  (929,240)       (651,330)       495,322        (12,143)
  Net unrealized loss on investments                                    (11,645,529)     (8,581,335)   (25,034,111)   (10,271,683)
                                                                       -------------   -------------  -------------   -------------
    Decrease in net assets from operations                             $ (4,639,364)   $ (3,071,980)  $ (5,749,905)  $ (3,163,410)
                                                                       -------------   -------------  -------------   -------------
Distributions declared to shareholders -
  From net investment income (Class A)                                 $ (6,408,786)   $ (5,207,698)  $(16,879,510)  $ (6,386,832)
  From net investment income (Class B)                                   (1,442,426)       (942,677)    (1,437,665)      (715,598)
  From net investment income (Class C)                                           --              --       (243,017)            --
  From net realized gain on investments (Class A)                          (337,034)       (675,450)            --             --
  From net realized gain on investments (Class B)                           (89,517)       (149,319)            --             --
  In excess of net realized gain on investments (Class A)                   (49,868)           (402)            --             --
  In excess of net realized gain on investments (Class B)                   (13,245)            (89)            --             --
                                                                       -------------   -------------  -------------  -------------
        Total distributions declared to shareholders                   $ (8,340,876)   $ (6,975,635)  $(18,560,192)  $ (7,102,430)
                                                                       -------------   -------------  -------------  -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                     $ 11,474,304    $ 12,069,955   $ 22,537,475   $  6,726,050
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                                      4,441,022       3,598,094      9,195,654      3,940,144
  Cost of shares reacquired                                             (32,351,554)    (24,109,917)   (69,050,206)   (19,121,105)
                                                                       -------------   -------------  -------------  -------------
  Net decrease in net assets from
    fund share transactions                                            $(16,436,228)   $ (8,441,868)  $(37,317,077)  $ (8,454,911)
                                                                       -------------   -------------  -------------  -------------
        Total decrease in net assets                                   $(29,416,468)   $(18,489,483)  $(61,627,174)  $(18,720,751)
NET ASSETS:
  At beginning of period                                                182,012,385     140,061,230    408,047,925    150,621,809
                                                                       -------------   -------------  -------------  -------------
  At end of period                                                     $152,595,917    $121,571,747   $346,420,751   $131,901,058
                                                                       -------------   -------------  -------------  -------------
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF PERIOD                       $     57,861    $     72,009   $   (849,454)  $   (512,362)
                                                                       -------------   -------------  -------------  -------------


SEE NOTES TO FINANCIAL STATEMENTS.

Financial Highlights


---------------------------------------------------------------------------------------------------------------------------------
                                                    Mississippi Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                          -----------------------------------------------------------------------
                                                            2001           2000        1999      1998        1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                     $  9.37         $  9.93     $  9.88    $  9.35     $  9.35
                                                          -------         -------     -------     ------     -------
Income from investment operations# -
  Net investment income@                                  $  0.50         $  0.50     $  0.49    $  0.49     $  0.48
  Net realized and unrealized gain (loss) on
    investments                                              0.41           (0.56)       0.06       0.52        0.00+++
                                                          -------         -------     -------     ------     -------
    Total from investment operations                      $  0.91         $ (0.06)    $  0.55    $  1.01     $  0.48
                                                          -------         -------     -------     ------     -------
Less distributions declared to shareholders
  from net investment income                              $ (0.50)        $ (0.50)    $ (0.50)   $ (0.48)    $ (0.48)
                                                          -------         -------     -------     ------     -------
Net asset value - end of period                           $  9.78         $  9.37     $  9.93    $  9.88     $  9.35
                                                          -------         -------     -------     ------     -------
Total return++                                              10.02%          (0.58)%      5.62%     11.02%       5.22%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                 0.65%           0.66%       0.73%      0.78%       0.87%
  Net investment income                                      5.28%           5.22%       4.94%      5.04%       5.14%
PORTFOLIO TURNOVER                                             19%             18%          6%        18%         17%
NET ASSETS AT END OF PERIOD (000 OMITTED)                 $67,458         $66,173     $66,869    $66,061     $66,630


@ Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses for certain of the periods indicated, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                               $  0.48         $  0.48     $  0.48     $ 0.48         --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                           0.85%           0.84%       0.85%      0.85%        --
        Net investment income                                5.08%           5.04%       4.82%      4.97%        --


+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Mississippi Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                           ------------------------------------------------------------------------
                                                            2001           2000        1999      1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                     $  9.38         $  9.94     $  9.89    $  9.36     $  9.36
                                                          -------         -------     -------    -------     -------
Income from investment operations# -
  Net investment income@                                  $  0.43         $  0.42     $  0.41    $  0.41     $  0.40
  Net realized and unrealized gain (loss) on
    investments                                              0.41           (0.56)       0.06       0.53        0.00+++
                                                          -------         -------     -------    -------     -------
    Total from investment operations                      $  0.84         $ (0.14)    $  0.47    $  0.94     $  0.40
                                                          -------         -------     -------    -------     -------
Less distributions declared to shareholders
  from net investment income                              $ (0.43)        $ (0.42)    $ (0.42)   $ (0.41)    $ (0.40)
                                                          -------         -------     -------    -------     -------
Net asset value - end of period                           $  9.79         $  9.38     $  9.94    $  9.89     $  9.36
                                                          -------         -------     -------    -------     -------
Total return                                                 9.17%          (1.37)%      4.80%     10.15%       4.33%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                 1.43%           1.46%       1.51%      1.56%       1.72%
  Net investment income                                      4.50%           4.41%       4.16%      4.26%       4.29%
PORTFOLIO TURNOVER                                             19%             18%          6%        18%         17%
NET ASSETS AT END OF PERIOD (000 OMITTED)                 $10,986         $10,786     $11,465    $10,717     $11,014


@ Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income per share and the ratios would have been:


      Net investment income                               $  0.41         $  0.40     $  0.40    $  0.40          --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                           1.63%           1.64%       1.63%      1.63%         --
        Net investment income                                4.30%           4.23%       4.04%      4.19%         --

+++  Per share amount was less than $0.01.
  #  Per share data are based on average  shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.


----------------------------------------------------------------------------------------------------------------------------------
                                                       New York Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                          ------------------------------------------------------------------------
                                                            2001           2000        1999      1998        1997
----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                    $  10.58      $  11.27     $  11.26      $  10.60    $  10.66
                                                         --------      ---------     --------      --------    --------
Income from investment operations# -
  Net investment income@                                 $   0.55      $   0.55     $   0.56      $   0.57    $   0.55
  Net realized and unrealized gain (loss) on
    investments                                              0.57         (0.69)        0.01          0.64       (0.06)
                                                         --------      ---------     --------      --------    --------
    Total from investment operations                     $   1.12      $  (0.14)    $   0.57      $   1.21    $   0.49
                                                         --------      ---------     --------      --------    --------
Less distributions declared to shareholders -
  From net investment income                             $  (0.55)     $  (0.55)    $  (0.56)     $  (0.55)   $  (0.55)
  In excess of net investment income                        (0.01)           --        (0.00)+++        --          --
                                                         --------      ---------     --------      --------    --------
    Total distributions declared to shareholders         $  (0.56)     $  (0.55)    $  (0.56)     $  (0.55)   $  (0.55)
                                                         --------      ---------     --------      --------    --------
Net asset value - end of period                          $  11.14      $  10.58     $  11.27      $  11.26    $  10.60
                                                         --------      ---------     --------      --------    --------
Total return++                                              10.75%        (1.06)%       5.14%        11.59%       4.68%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                 0.86%         0.85%        0.93%         1.03%       1.11%
  Net investment income                                      5.10%         5.14%        4.93%         5.14%       5.18%
PORTFOLIO TURNOVER                                             35%           38%          26%           41%         64%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $125,917      $101,403     $116,767      $119,376    $121,588


@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                              $   0.52       $    0.53    $   0.55   $   0.56          --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                           1.06%           1.03%       1.05%      1.10%         --
        Net investment income                                4.90%           4.96%       4.81%      5.07%         --


+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.


SEE NOTES TO FINANCIAL STATEMENTS.


-----------------------------------------------------------------------------------------------------------------------------------
                                                       New York Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                           ------------------------------------------------------------------------
                                                            2001           2000        1999      1998        1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                    $ 10.58         $ 11.27       $ 11.26      $ 10.59    $ 10.66
                                                         --------       ---------      --------    --------    --------
Income from investment operations# -
  Net investment income@                                 $  0.46         $  0.47       $  0.47      $  0.49    $  0.47
  Net realized and unrealized gain (loss) on
    investments                                             0.57           (0.69)         0.01         0.64      (0.07)
                                                         --------       ---------      --------    --------    --------
    Total from investment operations                     $  1.03         $ (0.22)      $  0.48      $  1.13    $  0.40
                                                         --------       ---------      --------    --------    --------
Less distributions declared to shareholders -
  From net investment income                             $ (0.47)        $ (0.47)      $ (0.47)     $ (0.46)   $ (0.47)
  In excess of net investment income                       (0.01)             --         (0.00)+++       --        --
                                                         --------       ---------      --------    --------    --------
    Total distributions declared to shareholders         $ (0.48)        $ (0.47)      $ (0.47)     $ (0.46)   $ (0.47)
                                                         --------       ---------      --------    --------    --------
Net asset value - end of period                          $ 11.13         $ 10.58       $ 11.27      $ 11.26    $ 10.59
                                                         --------       ---------      --------    --------    --------
Total return                                                9.94%          (1.89)%        4.46%       10.78%      3.77%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                1.61%           1.60%         1.68%        1.78%      1.92%
  Net investment income                                     4.33%           4.38%         4.18%        4.39%      4.37%
PORTFOLIO TURNOVER                                            35%             38%           26%          41%        64%
NET ASSETS AT END OF PERIOD (000 OMITTED)                $25,928         $20,224       $30,408      $26,618    $26,724


@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                              $  0.44         $  0.45       $  0.46      $  0.48       --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                          1.81%           1.78%         1.80%        1.85%      --
        Net investment income                               4.13%           4.20%         4.06%        4.32%      --


+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.


SEE NOTES TO FINANCIAL STATEMENTS.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     New York Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PERIOD ENDED MARCH 31, 2001*
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                                                                                     $10.91
                                                                                                                          ------
Income from investment operations# -
  Net investment income@                                                                                                  $ 0.14
  Net realized and unrealized gain on
    investments                                                                                                             0.23
                                                                                                                          ------
    Total from investment operations                                                                                      $ 0.37
                                                                                                                          ------
Less distributions declared to shareholders -
  From net investment income                                                                                              $(0.14)
  In excess of net investment income                                                                                       (0.01)
                                                                                                                          ------
    Total distributions declared to shareholders                                                                          $(0.15)
                                                                                                                          ------
Net asset value - end of period                                                                                           $11.13
                                                                                                                          ------
Total return                                                                                                                3.36%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                                                                                1.61%+
  Net investment income                                                                                                     4.20%+
PORTFOLIO TURNOVER                                                                                                            35%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                                                                 $8,578


@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                                                                               $  0.14
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                                                                                           1.81%+
        Net investment income                                                                                                4.00%+


 * For the period from the inception of Class C shares, December 11, 2000, through March 31, 2001.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

------------------------------------------------------------------------------------------------------------------------
                                                  North Carolina Fund
------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                            ------------------------------------------------------------
                                                             2001           2000        1999         1998          1997
------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $   11.35    $   12.14    $  12.15      $  11.56    $   11.57
                                                            ---------    ---------    --------      --------    ---------
Income from investment operations# -
  Net investment income@                                    $    0.58    $    0.59    $   0.59      $   0.59    $    0.59
  Net realized and unrealized gain (loss) on
    investments                                                  0.55        (0.80)      (0.02)         0.59        (0.01)
                                                            ---------    ---------    --------      --------    ---------
    Total from investment operations                        $    1.13    $   (0.21)   $   0.57      $   1.18    $    0.58
                                                            ---------    ---------    --------      --------    ---------
Less distributions declared to shareholders -
  From net investment income                                $   (0.58)   $   (0.58)   $  (0.58)     $  (0.59)   $   (0.59)
  In excess of net investment income                            (0.01)          --          --            --        (0.00)+++
                                                            ---------    ---------    --------      --------    ---------
    Total distributions declared to shareholders            $   (0.59)   $   (0.58)   $  (0.58)     $  (0.59)   $   (0.59)
                                                            ---------    ---------    --------      --------    ---------
Net asset value - end of period                             $   11.89    $   11.35    $  12.14      $  12.15    $   11.56
                                                            ---------    ---------    --------      --------    ---------
Total return++                                                  10.20%       (1.67)%      4.76%        10.36%        5.09%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                     0.91%        0.91%       0.98%         1.03%        1.08%
  Net investment income                                          5.03%        5.07%       4.76%         4.92%        5.05%
PORTFOLIO TURNOVER                                                 27%           9%         30%           24%          33%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $ 308,447    $ 310,624    $ 364,576    $ 380,595    $ 377,112

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                                       $      0.56  $    0.57    $    0.57    $    0.58    $    0.58
RATIOS (TO AVERAGE NET ASSETS):
  Expenses##                                                       1.11%     1.09%        1.10%         1.13%        1.15%
  Net investment income                                            4.83%     4.89%        4.64%         4.82%        4.98%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                North Carolina Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                           ----------------------------------------------------------------------
                                                            2001              2000           1999         1998           1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $  11.35       $  12.13       $  12.15       $  11.55       $  11.56
                                                            --------       --------       --------       --------       --------
Income from investment operations# -
  Net investment income@                                    $   0.50       $   0.51       $   0.50       $   0.51       $   0.50
  Net realized and unrealized gain (loss) on
    investments                                                 0.55          (0.78)         (0.02)          0.60             --
                                                            --------       --------       --------       --------       --------
    Total from investment operations                        $   1.05       $  (0.27)      $   0.48       $   1.11       $   0.50
                                                            --------       --------       --------       --------       --------
Less distributions declared to shareholders -
  From net investment income                                $  (0.50)      $  (0.51)      $  (0.50)      $  (0.51)      $  (0.51)
  In excess of net investment income                           (0.01)            --             --             --          (0.00)+++
                                                            --------       --------       --------       --------       --------
    Total distributions declared to shareholders            $  (0.51)      $  (0.51)      $  (0.50)      $  (0.51)      $  (0.51)
                                                            --------       --------       --------       --------       --------
Net asset value - end of period                             $  11.89       $  11.35       $  12.13       $  12.15       $  11.55
                                                            --------       --------       --------       --------       --------
Total return                                                    9.49%         (2.22)%         4.00%          9.75%          4.36%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                    1.56%          1.56%          1.63%          1.68%          1.78%
  Net investment income                                         4.37%          4.42%          4.11%          4.27%          4.36%
PORTFOLIO TURNOVER                                                27%             9%            30%            24%            33%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $  60,449       $ 48,794       $ 52,033       $ 44,238       $ 39,035

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                 $    0.48      $    0.49      $    0.49      $    0.50      $    0.49
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                               1.76%          1.74%          1.75%          1.78%          1.85%
        Net investment income                                    4.17%          4.24%          3.99%          4.17%          4.29%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                North Carolina Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                           ----------------------------------------------------------------------
                                                            2001              2000           1999         1998           1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS C
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                     $    11.35     $    12.13     $    12.15     $    11.55     $    11.56
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
  Net investment income@                                  $     0.50     $     0.51     $     0.50     $     0.51     $     0.52
  Net realized and unrealized gain (loss) on
    investments                                                 0.55          (0.78)         (0.02)          0.60          (0.02)
                                                          ----------     ----------     ----------     ----------     ----------
    Total from investment operations                      $     1.05     $    (0.27)    $     0.48     $     1.11     $     0.50
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders -
  From net investment income                              $    (0.50)    $    (0.51)    $    (0.50)    $    (0.51)    $    (0.51)
  In excess of net investment income                           (0.01)          --             --             --            (0.00)+++
                                                          ----------     ----------     ----------     ----------     ----------
    Total distributions declared to shareholders          $    (0.51)    $    (0.51)    $    (0.50)    $    (0.51)    $    (0.51)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                           $    11.89     $    11.35     $    12.13     $    12.15     $    11.55
                                                          ----------     ----------     ----------     ----------     ----------
Total return                                                    9.49%         (2.22)%         4.00%          9.75%          4.41%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                    1.56%          1.56%          1.63%          1.68%          1.73%
  Net investment income                                         4.37%          4.42%          4.11%          4.27%          4.40%
PORTFOLIO TURNOVER                                                27%             9%            30%            24%            33%
NET ASSETS AT END OF PERIOD (000 OMITTED)                 $   19,099     $   14,206     $   14,084     $    8,143     $    7,789

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                               $     0.48     $     0.49     $     0.49     $     0.50     $     0.51
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                              1.76%          1.74%          1.75%          1.78%          1.80%
        Net investment income                                   4.17%          4.24%          3.99%          4.17%          4.33%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                Pennsylvania Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                           ----------------------------------------------------------------------
                                                            2001              2000           1999         1998           1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                     $     9.36     $     9.90     $     9.82     $     9.26     $     9.37
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations# -
  Net investment income@                                  $     0.49     $     0.50     $     0.48     $     0.50     $     0.53
  Net realized and unrealized gain (loss) on
    investments                                                 0.49          (0.55)          0.08           0.56          (0.10)
                                                          ----------     ----------     ----------     ----------     ----------
    Total from investment operations                      $     0.98     $    (0.05)    $     0.56     $     1.06     $     0.43
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders -
  From net investment income                              $    (0.49)    $    (0.49)    $    (0.48)    $    (0.50)    $    (0.54)
  In excess of net investment income                            --             --             --             --            (0.00)+++
                                                          ----------     ----------     ----------     ----------     ----------
    Total distributions declared to shareholders          $    (0.49)    $    (0.49)    $    (0.48)         (0.50)    $    (0.54)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value - end of period                           $     9.85     $     9.36     $     9.90     $     9.82     $     9.26
                                                          ----------     ----------     ----------     ----------     ----------
Total return++                                                 10.85%         (0.45)%         5.85%         11.65%          4.67%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                    0.37%          0.38%          0.45%          0.40%          0.10%
  Net investment income                                         5.17%          5.19%          4.85%          5.15%          5.66%
PORTFOLIO TURNOVER                                                10%            48%             8%            31%            42%
NET ASSETS AT END OF PERIOD (000 OMITTED)                 $   33,842     $   25,494     $   21,695     $   18,918     $   16,933

@ Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser has agreed to waive
         0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                               $    0.44      $     0.44     $     0.43     $     0.44     $     0.45
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             0.93%           0.91%          0.93%          0.99%          0.95%
        Net investment income                                  4.61%           4.66%          4.37%          4.56%          4.81%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------------
                                                Pennsylvania Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                           ----------------------------------------------------------------------
                                                            2001              2000           1999         1998           1997
---------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                     $     9.38     $     9.92     $     9.84     $     9.28     $     9.39
                                                            --------       --------       --------       --------       --------
Income from investment operations# -
  Net investment income@                                  $     0.42     $     0.42     $     0.41     $     0.42     $     0.46
  Net realized and unrealized gain (loss) on
    investments                                                 0.50          (0.55)          0.08           0.56          (0.11)
                                                            --------       --------       --------       --------       --------
    Total from investment operations                      $     0.92     $    (0.13)    $     0.49     $     0.98     $     0.35
                                                            --------       --------       --------       --------       --------
Less distributions declared to shareholders
  From net investment income                              $    (0.42)    $    (0.41)    $    (0.41)    $    (0.42)    $    (0.46)
  In excess of net investment income                            --             --             --             --            (0.00)+++
                                                            --------       --------       --------       --------       --------
    Total distributions declared to shareholders          $    (0.42)    $    (0.41)    $    (0.41)    $    (0.42)    $    (0.46)
                                                            --------       --------       --------       --------       --------
Net asset value - end of period                           $     9.88     $     9.38     $     9.92     $     9.84     $     9.28
                                                            --------       --------       --------       --------       --------
Total return                                                   10.06%         (1.25)%         5.02%         10.76%          3.83%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                    1.17%          1.19%          1.23%          1.19%          0.90%
  Net investment income                                         4.38%          4.38%          4.07%          4.36%          4.86%
PORTFOLIO TURNOVER                                                10%            48%             8%            31%            42%
NET ASSETS AT END OF PERIOD (000 OMITTED)                    $20,827        $17,496        $23,983        $20,551        $24,898

@ Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets The investment adviser has agreed to waive
         0.40% of the reimbursement fee for an indefinite period of time. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

      Net investment income                               $     0.36     $     0.37     $     0.33     $     0.36     $     0.38
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                              1.73%          1.72%          1.71%          1.78%          1.75%
        Net investment income                                   3.82%          3.85%          3.59%          3.77%          4.01%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------------
                                          South Carolina Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------------
                                                            2001              2000            1999           1998         1997
--------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 11.58         $ 12.48         $ 12.52        $ 11.88       $ 11.97
                                                            -------         -------         -------        -------       -------
Income from investment operations# -
  Net investment income@                                    $  0.60         $  0.58         $  0.57        $  0.60       $  0.62
  Net realized and unrealized gain (loss) on
    investments                                                0.56           (0.86)          (0.04)          0.64         (0.10)
                                                            -------         -------         -------        -------       -------
    Total from investment operations                        $  1.16         $ (0.28)         $ 0.53        $  1.24       $  0.52
                                                            -------         -------         -------        -------       -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.59)        $ (0.58)        $ (0.57)       $ (0.60)      $ (0.61)
  From net realized gain on investments                       --              (0.03)          --             --            --
  In excess of net investment income                          --              --              (0.00)+++      (0.00)+++     --
  In excess of net realized gain on investments               --              (0.01)          --             --            --
                                                            -------         -------         -------        -------       -------
    Total distributions declared to shareholders            $ (0.59)        $ (0.62)        $ (0.57)       $ (0.60)      $ (0.61)
                                                            -------         -------         -------        -------       -------
Net asset value - end of period                             $ 12.15         $ 11.58         $ 12.48        $ 12.52       $ 11.88
                                                            -------         -------         -------        -------       -------
Total return++                                                10.26%          (2.27)%          4.33%         10.62%         4.46%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   0.96%           0.94%           1.02%          1.06%         1.10%
  Net investment income                                        5.13%           4.91%           4.55%          4.86%         5.17%
PORTFOLIO TURNOVER                                               33%             18%             25%            29%           13%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $120,529        $121,064        $145,787       $148,820      $148,908


@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.58          $ 0.56          $ 0.56         $ 0.59        $ 0.16
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.16%           1.12%           1.14%          1.16%         1.16%
        Net investment income                                  4.93%           4.73%           4.43%          4.76%         5.11%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------------
                                          South Carolina Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------------
                                                            2001            2000            1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 11.58         $ 12.47         $ 12.52        $ 11.88       $ 11.97
                                                            -------         -------         -------        -------       -------
Income from investment operations# -
  Net investment income@                                    $  0.52         $  0.51         $  0.48        $  0.52       $  0.54
  Net realized and unrealized gain (loss) on
    investments                                                0.55           (0.86)          (0.04)          0.64         (0.10)
                                                            -------         -------         -------        -------       -------
    Total from investment operations                        $  1.07         $ (0.35)        $  0.44        $  1.16       $ 0.44
                                                            -------         -------         -------        -------       -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.51)        $ (0.50)        $ (0.49)       $ (0.52)      $ (0.53)
  From net realized gain on investments                       --              (0.03)          --              --           --
  In excess of net investment income                          --              --              (0.00)+++      (0.00)+++     --
  In excess of net realized gain on investments               --              (0.01)          --              --           --
                                                            -------         -------         -------        -------       -------
    Total distributions declared to shareholders            $ (0.51)        $ (0.54)        $ (0.49)       $ (0.52)      $ (0.53)
                                                            -------         -------         -------        -------       -------
Net asset value - end of period                             $ 12.14         $ 11.58         $ 12.47        $ 12.52       $ 11.88
                                                            -------         -------         -------        -------       -------
Total return                                                   9.46%          (2.82)%          3.57%          9.91%         3.73%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   1.61%           1.59%           1.67%          1.71%         1.79%
  Net investment income                                        4.47%           4.26%           3.90%          4.21%         4.48%
PORTFOLIO TURNOVER                                               33%             18%             25%            29%           13%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $33,302         $31,532         $36,226        $28,086       $21,871

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.50         $  0.48          $ 0.47        $  0.51       $  0.53
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.81%           1.77%           1.79%          1.81%         1.85%
        Net investment income                                  4.27%           4.08%           3.78%          4.11%         4.42%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------------
                                          Tennessee Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------------
                                                            2001            2000            1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------
                                                          CLASS A
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 10.11         $ 10.87         $ 10.91        $ 10.32       $ 10.40
                                                            -------         -------         -------        -------       -------
Income from investment operations# -
  Net investment income@                                    $  0.50         $  0.50         $  0.53        $  0.53       $  0.55
  Net realized and unrealized gain (loss) on
    investments                                                0.47           (0.69)          (0.02)          0.60         (0.09)
                                                            -------         -------         -------        -------       -------
    Total from investment operations                        $  0.97         $ (0.19)        $  0.51         $ 1.13       $  0.46
                                                            -------         -------         -------        -------       -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.50)        $ (0.50)        $ (0.52)       $ (0.53)      $ (0.54)
  From net realized gain on investments                       --              (0.07)          (0.03)         --            --
  In excess of net investment income                          --              --              --             (0.01)        --
  In excess of net realized gain on investments               --              (0.00)+++       --             --            --
                                                            -------         -------         -------        -------       -------
    Total distributions declared to shareholders            $ (0.50)        $ (0.57)        $ (0.55)       $ (0.54)      $ (0.54)
                                                            -------         -------         -------        -------       -------
Net asset value - end of period                             $ 10.58         $ 10.11         $ 10.87        $ 10.91       $ 10.32
                                                            -------         -------         -------        -------       -------
Total return++                                                9.87%          (1.75)%          4.80%         11.11%         4.48%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   0.95%           0.96%           1.02%          1.07%         1.10%
  Net investment income                                        4.87%           4.80%           4.79%          4.97%         5.26%
PORTFOLIO TURNOVER                                               19%             20%             16%            26%           20%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $99,097        $100,251        $117,296       $108,871      $108,000

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.48          $ 0.48          $ 0.51         $ 0.52        $ 0.54
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.15%           1.14%           1.14%          1.17%         1.16%
        Net investment income                                  4.67%           4.62%           4.67%          4.87%         5.20%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------------
                                          Tennessee Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------------
                                                            2001            2000            1999           1998           1997
                                                         -----------------------------------------------------------------------
                                                          CLASS B
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 10.10         $ 10.86         $ 10.91        $ 10.31       $ 10.39
                                                            -------         -------         -------        -------       -------
Income from investment operations# -
  Net investment income@                                    $  0.43         $  0.43         $  0.45        $  0.46       $  0.47
  Net realized and unrealized gain (loss) on
    investments                                                0.47           (0.69)          (0.02)          0.61         (0.09)
                                                            -------         -------         -------        -------       -------
    Total from investment operations                        $  0.90         $ (0.26)        $  0.43        $  1.07       $  0.38
                                                            -------         -------         -------        -------       -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.43)        $ (0.43)        $ (0.45)       $ (0.46)      $ (0.46)
  From net realized gain on investments                       --              (0.07)          (0.03)         --            --
  In excess of net investment income                          --              --              --             (0.01)        --
  In excess of net realized gain on investments               --              (0.00)+++       --             --            --
                                                            -------         -------         -------        -------       -------
    Total distributions declared to shareholders            $ (0.43)        $ (0.50)        $ (0.48)       $ (0.47)      $ (0.46)
                                                            -------         -------         -------        -------       -------
Net asset value - end of period                             $ 10.57         $ 10.10         $ 10.86        $ 10.91       $ 10.31
                                                            -------         -------         -------        -------       -------
Total return                                                   9.17%          (2.39)%          4.04%         10.51%         3.76%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   1.60%           1.61%           1.67%          1.72%         1.79%
  Net investment income                                        4.22%           4.15%           4.14%          4.32%         4.57%
PORTFOLIO TURNOVER                                               19%             20%             16%            26%           20%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $23,656         $21,321         $22,765        $18,198       $14,436

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.41          $ 0.41          $ 0.44         $ 0.45        $ 0.46
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.80%           1.79%           1.79%          1.82%         1.85%
        Net investment income                                  4.02%           3.97%           4.02%          4.22%         4.51%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ##  Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------------------------------------------------
                                          Virginia Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------------------------
                                                            2001            2000            1999           1998          1997
--------------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                      $  10.91        $  11.60        $  11.61       $  11.06      $  11.21
                                                           --------        --------        --------       --------      --------
Income from investment operations# -
  Net investment income@                                   $   0.56        $   0.57        $   0.55       $   0.57      $   0.59
  Net realized and unrealized gain (loss) on
    investments                                                0.45           (0.70)          (0.01)          0.55         (0.15)
                                                           --------        --------        --------       --------      --------
    Total from investment operations                       $   1.01        $  (0.13)       $   0.54       $   1.12      $   0.44
                                                           --------        --------        --------       --------      --------
Less distributions declared to shareholders -
  From net investment income                               $  (0.56)       $  (0.56)       $  (0.55)      $  (0.57)     $  (0.59)
  In excess of net investment income                          (0.00)+++       --              --             (0.00)+++     --
                                                           --------        --------        --------       --------      --------
    Total distributions declared to shareholders           $  (0.56)       $  (0.56)       $  (0.55)      $  (0.57)     $  (0.59)
                                                           --------        --------        --------       --------      --------
Net asset value - end of period                            $  11.36        $  10.91        $  11.60       $  11.61      $  11.06
                                                           --------        --------        --------       --------      --------
Total return++                                                 9.55%          (1.09)%          4.71%         10.32%         3.97%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA@:
  Expenses##                                                   0.91%           0.91%           0.99%          1.03%         1.08%
  Net investment income                                        5.06%           5.07%           4.73%          4.97%         5.27%
PORTFOLIO TURNOVER                                               24%             13%             24%            39%           42%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $304,581        $311,934        $365,880       $373,024      $379,185

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If its fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.54          $ 0.54          $ 0.54         $ 0.56        $ 0.58
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.11%           1.09%           1.11%          1.13%         1.14%
        Net investment income                                  4.86%           4.89%           4.61%          4.87%         5.21%

+++  Per share amount was less than $0.01.
  #  Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------
                                                      Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                        -------------------------------------------------------------------
                                                               2001            2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 10.91         $ 11.60       $ 11.61      $ 11.06      $ 11.21
                                                            -------         -------       -------      -------      -------
Income from investment operations# -
  Net investment income@                                     $ 0.48          $ 0.49        $ 0.47       $ 0.49       $ 0.51
  Net realized and unrealized gain (loss) on
    investments                                                0.44           (0.70)        (0.01)        0.56        (0.15)
                                                            -------         -------       -------      -------      -------
    Total from investment operations                         $ 0.92         $ (0.21)       $ 0.46       $ 1.05       $ 0.36
                                                            -------         -------       -------      -------      -------

Less distributions declared to shareholders -
  From net investment income                                $ (0.48)        $ (0.48)      $ (0.47)     $ (0.49)     $ (0.51)
  In excess of net investment income                          (0.00)+++        --            --          (0.01)        --
                                                            -------         -------       -------      -------      -------
    Total distributions declared to shareholders            $ (0.48)        $ (0.48)      $ (0.47)     $ (0.50)     $ (0.51)
                                                            -------         -------       -------      -------      -------
Net asset value - end of period                             $ 11.35         $ 10.91       $ 11.60      $ 11.61      $ 11.06
                                                            -------         -------       -------      -------      -------
Total return                                                   8.76%          (1.73)%        4.04%        9.61%        3.24%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA@:
    Expenses##                                                 1.56%           1.56%         1.64%        1.68%        1.78%
    Net investment income                                      4.39%           4.42%         4.08%        4.32%        4.57%
PORTFOLIO TURNOVER                                               24%             13%           24%          39%          42%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $29,872         $29,316       $35,644      $32,902      $30,567


@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If its fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.46          $ 0.47        $ 0.46       $ 0.48       $ 0.50
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.76%           1.74%         1.76%        1.78%        1.84%
        Net investment income                                  4.19%           4.24%         3.96%        4.22%        4.51%

  +++  Per share amount was less than $0.01.
    #  Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------
                                                      Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                        -------------------------------------------------------------------
                                                               2001            2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
                                                            CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                        $10.91          $11.60        $11.61       $11.06       $11.21
                                                            -------         -------       -------      -------      -------
Income from investment operations# -
   Net investment income@                                    $ 0.48          $ 0.49        $ 0.47       $ 0.49       $ 0.52
   Net realized and unrealized gain (loss) on
    investments                                                0.45           (0.70)        (0.01)        0.56        (0.16)
                                                            -------         -------       -------      -------      -------
        Total from investment operations                     $ 0.93          $(0.21)       $ 0.46       $ 1.05       $ 0.36
                                                            -------         -------       -------      -------      -------
Less distributions declared to shareholders -
   From net investment income                                $(0.48)         $(0.48)       $(0.47)      $(0.49)      $(0.51)
   In excess of net investment income                         (0.00)+++         --            --         (0.01)         --
                                                            -------         -------       -------      -------      -------
        Total distributions declared to shareholders         $(0.48)         $(0.48)       $(0.47)      $(0.50)      $(0.51)
                                                            -------         -------       -------      -------      -------
Net asset value - end of period                              $11.36          $10.91        $11.60       $11.61       $11.06
                                                            -------         -------       -------      -------      -------
Total return                                                   8.85%          (1.73)%        4.04%        9.61%        3.30%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA@:
      Expenses##                                               1.56%           1.56%         1.64%        1.68%        1.72%
      Net investment income                                    4.37%           4.42%         4.08%        4.32%        4.63%
PORTFOLIO TURNOVER                                               24%             13%           24%          39%          42%
NET ASSETS AT END OF PERIOD (000 OMITTED)                    $6,965          $5,171        $6,523       $3,082       $3,182

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If its fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.46          $ 0.47        $ 0.46       $ 0.48       $ 0.51
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.76%           1.74%         1.76%        1.78%        1.78%
        Net investment income                                  4.17%           4.24%         3.96%        4.22%        4.57%

    +++ Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------
                                                 West Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                        -------------------------------------------------------------------
                                                               2001            2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
                                                            CLASS A
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 10.95         $ 11.75       $ 11.77      $ 11.31      $ 11.33
                                                            -------         -------       -------      -------      -------
Income from investment operations# -
  Net investment income@                                     $ 0.57          $ 0.57        $ 0.56       $ 0.58       $ 0.60
  Net realized and unrealized gain (loss) on
    investments                                                0.50           (0.80)        (0.01)        0.47        (0.02)
                                                            -------         -------       -------      -------      -------
    Total from investment operations                         $ 1.07         $ (0.23)       $ 0.55       $ 1.05       $ 0.58
                                                            -------         -------       -------      -------      -------
Less distributions declared to shareholders-
  From net investment income                                $ (0.57)        $ (0.57)      $ (0.57)     $ (0.58)     $ (0.60)
  In excess of net investment income                            --              --          (0.00)+++    (0.01)         --
                                                            -------         -------       -------      -------      -------
    Total distributions declared to shareholders              (0.57)        $ (0.57)      $ (0.57)     $ (0.59)     $ (0.60)
                                                            -------         -------       -------      -------      -------
Net asset value - end of period                             $ 11.45         $ 10.95       $ 11.75      $ 11.77      $ 11.31
                                                            -------         -------       -------      -------      -------
Total return++                                                10.04%          (1.89)%        4.73%        9.42%        5.20%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA@:
    Expenses##                                                 0.95%           0.95%         1.02%        1.10%        1.17%
    Net investment income                                      5.14%           5.13%         4.78%        4.98%        5.28%
PORTFOLIO TURNOVER                                                9%             30%           13%          17%          21%
NET ASSETS AT END OF PERIOD (000 OMITTED)                  $118,862        $117,174      $133,456     $130,002     $126,107

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.55          $ 0.55        $ 0.55       $ 0.57          --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.15%           1.13%         1.14%        1.17%         --
        Net investment income                                  4.94%           4.95%         4.66%        4.91%         --

    +++ Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from certain expense offset arrangements.
     ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------------------------------------------------------------
                                                 West Virginia Fund
---------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                        -------------------------------------------------------------------
                                                               2001            2000          1999         1998         1997
---------------------------------------------------------------------------------------------------------------------------
                                                            CLASS B
---------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value - beginning of period                       $ 10.94         $ 11.74       $ 11.77       $11.31      $ 11.33
                                                            -------         -------       -------      -------      -------
Income from investment operations# -
  Net investment income@                                     $ 0.50          $ 0.50        $ 0.49       $ 0.51       $ 0.52
  Net realized and unrealized gain (loss) on
    investments                                                0.50           (0.80)        (0.03)        0.46        (0.02)
                                                            -------         -------       -------      -------      -------
    Total from investment operations                         $ 1.00         $ (0.30)       $ 0.46       $ 0.97       $ 0.50
                                                            -------         -------       -------      -------      -------
Less distributions declared to shareholders -
  From net investment income                                $ (0.50)        $ (0.50)      $ (0.49)     $ (0.51)     $ (0.52)
  In excess of net investment income                            --              --         (0.00)+++     (0.00)+++      --
                                                            -------         -------       -------      -------      -------
    Total distributions declared to shareholders            $ (0.50)        $ (0.50)      $ (0.49)     $ (0.51)     $ (0.52)
                                                            -------         -------       -------      -------      -------
Net asset value - end of period                             $ 11.44         $ 10.94       $ 11.74      $ 11.77      $ 11.31
                                                            -------         -------       -------      -------      -------
Total return                                                   9.34%          (2.53)%        3.97%        8.72%        4.47%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA@:
    Expenses##                                                 1.60%           1.60%         1.67%        1.75%        1.87%
    Net investment income                                      4.48%           4.48%         4.13%        4.33%        4.57%
PORTFOLIO TURNOVER                                                9%             30%           13%          17%          21%
NET ASSETS AT END OF PERIOD (000 OMITTED)                   $16,170         $14,727       $17,166      $15,472      $13,587

@ The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

      Net investment income                                  $ 0.48          $ 0.48        $ 0.48       $ 0.50          --
      RATIOS (TO AVERAGE NET ASSETS):
        Expenses##                                             1.80%           1.78%         1.79%        1.82%         --
        Net investment income                                  4.28%           4.30%         4.01%        4.26%         --

    +++ Per share amount was less than $0.01.
      # Per share data are based on average shares outstanding.
     ## Ratios do not reflect reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mississippi Municipal Bond Fund (Mississippi Fund), MFS New York Municipal Bond Fund (New York Fund), MFS North Carolina Municipal Bond Fund (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund (Pennsylvania
Fund), MFS South Carolina Municipal Bond Fund (South Carolina Fund), MFS Tennessee Municipal Bond Fund (Tennessee Fund), MFS Virginia Municipal Bond Fund (Virginia Fund), and MFS West Virginia Municipal Bond Fund (West Virginia Fund) are each a non-diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Because each fund invests primarily in the securities of a single state and its political subdivisions, each fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

INVESTMENT VALUATIONS - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

FUTURES CONTRACTS - Each fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. Each fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin accreting market discount on debt securities effective April 1, 2001. Prior to this date, the trust did not accrete market discount on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation.

FEES PAID INDIRECTLY - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions paid by each fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

During the year ended March 31, 2001, the following amounts were reclassified due to differences between book and tax accounting for accrued market discount on disposal of securities:

                                        MISSISSIPPI    NEW YORK    NORTH CAROLINA    PENNSYLVANIA    SOUTH CAROLINA    VIRGINIA
                                              FUND         FUND              FUND            FUND              FUND        FUND
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in-capital                           $      --   $  12,088         $       3         $ 1,504          $ 61,909    $  8,666
Accumulated undistributed net
realized gain (loss) on investments        (38,167)    (118,107)         (151,171)             --           (99,114)    (52,506)
Accumulated undistributed
(distributions in excess of) net
investment income                           38,167     (106,019)          151,168          (1,504)           37,205      43,840

These changes had no effect on the net assets or net asset value per share of the funds.

At March 31, 2001, the following funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                  MISSISSIPPI    NEW YORK   NORTH CAROLINA   PENNSYLVANIA   SOUTH CAROLINA   TENNESSEE      VIRGINIA   WEST VIRGINIA
EXPIRATION DATE          FUND        FUND             FUND           FUND             FUND        FUND          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2003    $      --     $    --         $ (686,899)  $      --           $   --      $   --      $    --        $     --
March 31, 2004     (1,904,372)       --                --       (935,505)            --          --           --         (2,079,974)
March 31, 2005       (228,833)       --                --       (533,472)            --          --         (557,561)      (714,690)
March 31, 2008           --      (364,605)         (65,023)      (43,665)        (308,852)    (546,400)       --            (58,823)
March 31, 2009           --          --         (1,350,522)     (175,279)      (2,657,520)    (362,808)   (1,733,400)      (220,540)
                    --------      -------        ---------     ---------        ---------     --------     ---------        -------
Total             $(2,133,205)  $(364,605)     $(2,102,444)  $(1,687,921)     $(2,966,372)   $(909,208)  $(2,290,961)   $(3,074,027)
                    =========     =======        =========     =========        =========      =======     =========      =========


MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - Each fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

INVESTMENT ADVISER - Each fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for each fund for the year ended March 31, 2001 were 0.35% of average daily net assets on an annualized basis.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. The investment adviser agreed to waive 0.40% of the reimbursement fee for an indefinite period of time. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 2001, aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $171,095. During the year ended March 31, 2001, MFS did not impose the reimbursement fee of $184,940.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to each fund from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). Each fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation for the year ended March 31, 2001, is a net periodic pension expense for each fund as follows:

MISSISSIPPI      NEW YORK     NORTH CAROLINA       PENNSYLVANIA      SOUTH CAROLINA      TENNESSEE      VIRGINIA      WEST VIRGINIA
      FUND           FUND               FUND               FUND                FUND           FUND          FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
   $10,128         $6,443            $10,807             $5,921              $6,294         $5,828         $6,223             $6,216

ADMINISTRATOR - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:


   First $2 billion                                          0.0175%
   Next $2.5 billion                                         0.0130%
   Next $2.5 billion                                         0.0005%
   In excess of $7 billion                                   0.0000%

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received the following amounts as its portion of the sales charges on sales of Class A shares for the year ended March 31, 2001:

MISSISSIPPI    NEW YORK   NORTH CAROLINA    PENNSYLVANIA   SOUTH CAROLINA    TENNESSEE    VIRGINIA    WEST VIRGINIA
      FUND         FUND             FUND            FUND             FUND         FUND        FUND             FUND
--------------------------------------------------------------------------------------------------------------------
   $22,046      $14,271          $72,630         $36,539          $17,523      $21,576     $65,739          $28,205

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. For the year ended March 31, 2001, MFD retained the following service fees for accounts not attributable to a securities dealer:

MISSISSIPPI    NEW YORK   NORTH CAROLINA    PENNSYLVANIA   SOUTH CAROLINA    TENNESSEE    VIRGINIA    WEST VIRGINIA
      FUND         FUND             FUND            FUND             FUND         FUND        FUND             FUND
--------------------------------------------------------------------------------------------------------------------
     $--       $11,525          $20,426             $--           $6,620       $6,505     $21,001            $9,373

During the year ended March 31, 2001, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class A shares on an annualized basis were as follows:

MISSISSIPPI    NEW YORK   NORTH CAROLINA    PENNSYLVANIA   SOUTH CAROLINA    TENNESSEE    VIRGINIA    WEST VIRGINIA
      FUND         FUND             FUND            FUND             FUND         FUND        FUND             FUND
--------------------------------------------------------------------------------------------------------------------
      --         0.25%            0.35%               --            0.35%       0.35%        0.35%            0.35%

Payment of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will commence on such date as the Trustees of Trust may determine. In the case of the New York and Pennsylvania Funds, payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. For the Pennsylvania Fund, payments of the 0.25% per annum Class A service fee will commence on the date that the net assets of the fund attributable to Class A shares first equals or exceed $50 million.

Each fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer. Class B service fees retained during the year ended March 31, 2001, were as follows:

MISSISSIPPI    NEW YORK   NORTH CAROLINA    PENNSYLVANIA   SOUTH CAROLINA    TENNESSEE    VIRGINIA    WEST VIRGINIA
      FUND         FUND             FUND            FUND             FUND         FUND        FUND             FUND
--------------------------------------------------------------------------------------------------------------------
      $--       $2,632            $3,121            $--            $1,502        $954       $1,866             $544

During the year ended March 31, 2001, fees incurred under the distribution plan as a percentage of each fund's average daily net assets attributable to Class B shares on an annualized basis were as follows:

MISSISSIPPI    NEW YORK   NORTH CAROLINA    PENNSYLVANIA   SOUTH CAROLINA    TENNESSEE    VIRGINIA    WEST VIRGINIA
      FUND         FUND             FUND            FUND             FUND         FUND        FUND             FUND
--------------------------------------------------------------------------------------------------------------------
     0.78%        1.00%            1.00%           0.80%             1.00%        1.00%       1.00%            1.00%

MFS retained the service fee for accounts not attributable to a securities dealer, which amounted to $13 for the New York fund for Class C shares for the year ended March 31, 2001. Fees incurred under the distribution plan during the year ended March 31, 2001, were 1.00% of each of the fund's average daily net assets attributable to Class C shares for the New York, North Carolina and Virginia funds on an annualized basis.

Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until on such date as the Class A service fee first becomes payable.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase exchange. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 2001, for Class A, Class B, and Class C shares, were as follows:



                                                 NORTH                      SOUTH                               WEST
                   MISSISSIPPI     NEW YORK   CAROLINA   PENNSYLVANIA    CAROLINA    TENNESSEE   VIRGINIA   VIRGINIA
CDSC IMPOSED              FUND         FUND       FUND           FUND        FUND         FUND       FUND       FUND
--------------------------------------------------------------------------------------------------------------------
Class A               $  ---       $   ---    $   ---        $   ---     $ 2,040      $   885    $   ---      $  ---
Class B               $7,719       $50,780    $98,272        $26,376     $70,438      $37,021    $77,682      $20,268
Class C               $  ---       $   ---    $ 1,207        $   ---     $   ---      $   ---    $   611      $  ---

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows (000's Omitted):

                                                 NORTH                      SOUTH                               WEST
                   MISSISSIPPI     NEW YORK   CAROLINA   PENNSYLVANIA    CAROLINA    TENNESSEE   VIRGINIA   VIRGINIA
                          FUND         FUND       FUND           FUND        FUND         FUND       FUND       FUND
--------------------------------------------------------------------------------------------------------------------
Purchases            $14,037     $73,535     $96,802        $13,065     $48,083      $22,336    $ 78,792     $12,145
Sales                 15,967      42,486      99,928          4,709      56,024       27,589     105,412      20,487

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows (000's Omitted):

                                                 NORTH                       SOUTH                                  WEST
                   MISSISSIPPI     NEW YORK   CAROLINA     PENNSYLVANIA    CAROLINA    TENNESSEE    VIRGINIA     VIRGINIA
                          FUND         FUND       FUND             FUND        FUND         FUND        FUND         FUND
--------------------------------------------------------------------------------------------------------------------------

Aggregate cost       $74,904     $146,356    $364,426         $51,808     $143,150      $116,362    $321,728    $123,992
                     -------     --------    --------         -------     --------      --------    --------    --------
Gross unrealized
 appreciation        $ 3,880     $ 11,515    $ 22,099         $ 2,690     $  9,893      $  6,954    $ 17,194    $  8,041
Gross unrealized
 depreciation           (369)        (298)       (567)           (177)         (57)         (429)     (1,118)       (222)
                     -------     --------    --------         -------     --------      --------    --------    --------
Net unrealized
 appreciation        $ 3,511     $ 11,217    $ 21,532         $ 2,513     $  9,836      $  6,525    $ 16,076    $  7,819
                     =======     ========    ========         =======     ========      ========    ========    ========

(5) Shares of Beneficial Interest

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

CLASS A SHARES                                MISSISSIPPI FUND               NEW YORK FUND        NORTH CAROLINA FUND
                                        -----------------------    -----------------------      ----------------------
YEAR ENDED MARCH 31, 2001 (000 OMITTED)    SHARES        AMOUNT      SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  661      $  6,318        3,052      $  33,714        1,102      $  12,753
Shares issued to shareholders in
  reinvestment of distributions              168         1,601          283          3,049          758          8,748
Shares reacquired                           (994)       (9,351)      (1,617)       (18,739)      (3,285)       (37,741)
                                            ----         -----        -----         ------        -----        -------
  Net increase (decrease)                   (165)     $ (1,432)       1,718      $  18,024       (1,425)     $ (16,240)
                                            ====         =====        =====         ======        =====        =======

YEAR ENDED MARCH 31, 2000 (000 OMITTED)    SHARES        AMOUNT      SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                1,277     $  12,166        1,181      $  12,517        1,421     $  16,331
Shares issued to shareholders in
  reinvestment of distributions              165         1,564          305          3,259          840         9,656
Shares reacquired                         (1,111)      (10,495)      (2,263)       (24,117)      (4,945)      (56,638)
                                           -----        ------        -----         ------        -----        -------
  Net increase (decrease)                    331     $   3,235         (777)      $ (8,341)      (2,684)    $ (30,651)
                                           =====        ======        =====         ======        =====        =======

                                             PENNSYLVANIA FUND        SOUTH CAROLINA FUND              TENNESSEE FUND
                                        -----------------------    -----------------------      ----------------------
YEAR ENDED MARCH 31, 2001 (000 OMITTED)    SHARES        AMOUNT      SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  988       $  9,532          730      $  8,676          520      $   5,347
Shares issued to shareholders in
  reinvestment of distributions               83            800          258         3,045          230          2,366
Shares reacquired                           (360)        (3,421)      (1,517)      (17,821)      (1,305)       (13,424)
                                            ----         -----        -----         ------        -----        -------
  Net increase (decrease)                    711       $  6,911         (529)     $ (6,100)        (555)      $ (5,711)
                                            ====         =====        =====         ======        =====        =======
YEAR ENDED MARCH 31, 2000 (000 OMITTED)    SHARES        AMOUNT       SHARES        AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  990       $  9,335          428      $  5,068          740       $  7,798
Shares issued to shareholders in
  reinvestment of distributions               78            738          307         3,608          295          3,021
Shares reacquired                           (536)        (5,036)      (1,965)      (23,102)      (1,904)       (19,537)
                                            ----         -----        -----         ------        -----        -------
  Net increase (decrease)                    532      $   5,037       (1,230)    $ (14,426)        (869)      $ (8,718)
                                            ====         =====        =====         ======        =====        =======
                                                                             VIRGINIA FUND          WEST VIRGINIA FUND
                                                                   -----------------------      ----------------------
YEAR ENDED MARCH 31, 2001 (000 OMITTED)                               SHARES        AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                            1,290     $  14,307          402       $  4,487
Shares issued to shareholders in
  reinvestment of distributions                                          696         7,699          296          3,298
Shares reacquired                                                     (3,751)      (41,416)      (1,017)       (11,199)
                                                                       -----        ------        -----        -------
  Net decrease                                                        (1,765)    $ (19,410)        (319)      $ (3,414)
                                                                       =====        ======        =====        =======
YEAR ENDED MARCH 31, 2000 (000 OMITTED)                               SHARES       AMOUNT          SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                            1,527     $  17,029          426       $  4,792
Shares issued to shareholders in
  reinvestment of distributions                                          760         8,371          316          3,515
Shares reacquired                                                     (5,238)      (57,536)      (1,401)       (15,503)
                                                                       -----        ------        -----        -------
  Net decrease                                                        (2,951)    $ (32,136)        (659)      $ (7,196)
                                                                       =====        ======        =====        =======

CLASS B SHARES                                MISSISSIPPI FUND              NEW YORK FUND          NORTH CAROLINA FUND
                                        -----------------------    -----------------------      ----------------------
YEAR ENDED MARCH 31, 2001 (000 OMITTED)    SHARES        AMOUNT      SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------

Shares sold                                  141       $  1,363          749     $  8,181         1,322      $  15,488
Shares issued to shareholders in
  reinvestment of distributions               20            187           47          513           112          1,297
Shares reacquired                           (189)        (1,792)        (380)      (4,358)         (649)        (7,474)
                                            ----          -----         -----      ------          -----        -------
  Net increase (decrease)                    (28)      $   (242)         416     $  4,336           785       $  9,311
                                            ====          =====         =====      ======          =====        =======
YEAR ENDED MARCH 31, 2000 (000 OMITTED)    SHARES        AMOUNT      SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  157       $  1,505          391     $  4,207           686       $  7,992
Shares issued to shareholders in
  reinvestment of distributions               18            170           59          636           118          1,355
Shares reacquired                           (178)        (1,682)      (1,237)     (13,068)         (795)        (9,055)
                                            ----          -----         -----      ------          -----        -------
  Net increase (decrease)                     (3)      $     (7)        (787)    $ (8,225)            9       $    292
                                            ====          =====         =====      ======          =====        =======
                                              PENNSYLVANIA FUND        SOUTH CAROLINA FUND              TENNESSEE FUND
                                        -----------------------    -----------------------      ----------------------
YEAR ENDED MARCH 31, 2001 (000 OMITTED)    SHARES        AMOUNT      SHARES         AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  511       $  4,946          426     $  5,094           338        $ 3,494
Shares issued to shareholders in
  reinvestment of distributions               47            445           60          710            45            459
Shares reacquired                           (313)        (3,001)        (467)      (5,496)         (257)        (2,638)
                                            ----          -----         -----      ------          -----        -------
  Net increase                               245       $  2,390           19     $    308           126        $ 1,315
                                            ====          =====         =====      ======          =====        =======
YEAR ENDED MARCH 31, 2000 (000 OMITTED)    SHARES         AMOUNT      SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------

Shares sold                                  408       $  3,890          541     $  6,406           410        $ 4,272
Shares issued to shareholders in
  reinvestment of distributions               52            492           71          833            56            577
Shares reacquired                         (1,013)        (9,479)        (792)      (9,250)         (450)        (4,573)
                                            ----          -----         -----      ------          -----        -------
  Net increase (decrease)                   (553)      $ (5,097)        (180)    $ (2,011)           16        $   276
                                            ====          =====         =====      ======          =====        =======


                                                                       VIRGINIA FUND                WEST VIRGINIA FUND
                                                                   -----------------------      ----------------------
YEAR ENDED MARCH 31, 2001 (000 OMITTED)                               SHARES        AMOUNT       SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                              401      $  4,451          135      $   1,522
Shares issued to shareholders in
  reinvestment of distributions                                           56           619           34            379
Shares reacquired                                                       (512)       (5,647)        (101)        (1,126)
                                                                       -----        ------        -----        -------
  Net increase (decrease)                                                (55)     $   (577)          68          $ 775
                                                                       =====        ======        =====        =======
YEAR ENDED MARCH 31, 2000 (000 OMITTED)                               SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                                              365      $  4,069          172       $  1,934
Shares issued to shareholders in
  reinvestment of distributions                                           58           634           38            425
Shares reacquired                                                       (809)       (8,888)        (326)        (3,618)
                                                                       -----        ------        -----        -------
  Net decrease                                                          (386)     $ (4,185)        (116)      $ (1,259)
                                                                       =====        ======        =====        =======
CLASS C SHARES                                    NEW YORK FUND*       NORTH CAROLINA FUND               VIRGINIA FUND
                                        -----------------------    -----------------------      ----------------------
YEAR ENDED MARCH 31, 2000 (000 OMITTED)   SHARES         AMOUNT      SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------

Shares sold                                  771       $  8,561          599      $  6,952          184        $ 2,055
Shares issued to shareholders in
  reinvestment of distributions                1             15           35           406           17            191
Shares reacquired                             (1)           (90)        (279)       (3,244)         (62)          (676)
                                            ----          -----         -----      ------          -----        -------
  Net increase                               771       $  8,486          355      $  4,114          139        $ 1,570
                                            ====          =====         =====      ======          =====        =======
YEAR ENDED MARCH 31, 2000 (000 OMITTED)   SHARES         AMOUNT      SHARES        AMOUNT        SHARES        AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                   --          $  --          438       $ 5,095          131        $ 1,439
Shares issued to shareholders in
  reinvestment of distributions               --             --           29           335           17            190
Shares reacquired                             --             --         (376)       (4,300)        (236)        (2,625)
                                            ----          -----         -----        ------       -----        -------
  Net increase (decrease)                     --          $  --           91       $ 1,130          (88)       $  (996)
                                            ====          =====         =====        ======       =====        =======

*For the period from the inception of Class C Shares, December 11, 2000, through March 31, 2001.

(6) Line of Credit

The Trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each fund for the year ended March 31, 2001, ranged from $426 to $3,130. The funds had no significant borrowings during the period.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

FUTURES CONTRACTS

                                                                                                      UNREALIZED
FUND                                   DESCRIPTION        EXPIRATION     CONTRACTS    POSITION      APPRECIATION
----------------------------------------------------------------------------------------------------------------
Mississippi Fund              Municipal Bond Index         June 2001        35          Long            $25,339
                                                                                                        =======
New York Fund                 Municipal Bond Index         June 2001        20          Long            $ 8,281
                                                                                                        =======
North Carolina Fund           Municipal Bond Index         June 2001        25          Long            $10,312
                                                                                                        =======
Tennessee Fund                Municipal Bond Index         June 2001        57          Long            $37,514
                                                                                                        =======

At March 31, 2001, the Mississippi, New York, North Carolina, and Tennessee funds had sufficient cash and/or securities to cover margin requirements on open future contracts.

8) Restricted Securities

Each fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2001, the funds owned the following restricted securities, excluding securities issued under Rule 144A, which may not be publicly sold without registration under the Securities Act of 1933. Each fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                                                  DATE OF       PRINCIPAL
FUND                  DESCRIPTION                                             ACQUISITION          AMOUNT        COST         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi Fund      Guam Power Authority Rev., RITES, AMBAC, 6.989s, 2013       5/20/99       1,000,000   $1,063,659  $ 1,126,640
                      Puerto Rico Municipal Finance Agency, RITES, FSA,
                      7.666s, 2017                                                 1/6/00         750,000      704,214      839,025
                      Puerto Rico Public Finance Corp., RITES, AMBAC 7.416s,
                      2013                                                        9/30/99         500,000      508,407      601,650
                                                                                                                        -----------
                                                                                                                        $ 2,567,315
                                                                                                                        -----------

New York Fund         Guam Power Authority Rev., RITES, AMBAC, 6.438s, 2014       5/20/99         500,000   $  529,177  $   555,370
                      Niagara Falls, NY, Bridge Commission Toll Rev., RITES,
                      FGIC, 6.381s, 2015                                          5/21/99       3,500,000    3,741,451    3,960,950
                      Triborough Bridge & Tunnel Authority, NY, RITES,
                      6.846s, 2017                                                4/18/00       5,000,000    5,017,992    5,800,000
                                                                                                                        -----------
                                                                                                                        $10,316,320
                                                                                                                        -----------

North Carolina Fund   North Carolina Eastern Municipal Power, RITES, AMBAC,
                      8.242s, 2018                                                5/26/00      6,500,000   $6,552,130  $ 7,976,670
                      Puerto Rico Highway & Transportation Authority, Rev.,
                      RITES, FSA, 8.666s, 2018                                    2/26/99      5,425,000    6,989,771    7,092,427
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 7.416s,
                      2016                                                        9/30/99      1,500,000    1,471,890    1,771,860
                                                                                                                        -----------
                                                                                                                        $16,840,957
                                                                                                                        -----------

Pennsylvania Fund     Guam Power Authority Rev., RITES, AMBAC, 6.438s, 2014       5/20/99       2,170,000   $2,291,844  $ 2,410,306
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s,
                      2013                                                        9/30/99         500,000      508,407      601,650
                                                                                                                        -----------
                                                                                                                        $ 3,011,956
                                                                                                                        -----------

South Carolina Fund   Commonwealth of Puerto Rico, RITES, 6.938s, 2018            10/5/00       2,000,000    2,066,433  $ 2,257,640
                      Commonwealth of Puerto Rico, RITES, 6.938s, 2019            10/5/00       1,750,000    1,794,108    1,963,500
                      Commonwealth of Puerto Rico, RITES, MBIA, 7.438s, 2020      3/30/00       2,000,000    2,043,232    2,284,880
                      Puerto Rico Electric Power Authority, RITES, FSA,
                      6.403s, 2015                                                9/30/99       1,000,000      976,500    1,092,680
                      Puerto Rico Municipal Finance Agency, RITES, FSA,
                      7.877s, 2016                                                 1/6/00         850,000      882,124    1,043,698
                      Puerto Rico Public Finance Corp., RITES, AMBAC,
                      6.665s, 2013                                                9/30/99       1,375,000    1,398,793    1,654,537
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s,
                      2019                                                        3/31/99       1,300,000    1,470,326    1,496,118
                                                                                                                        -----------
                                                                                                                        $11,793,053
                                                                                                                        -----------

Virginia Fund         Guam Power Authority Rev., RITES, AMBAC, 6.438s, 2015       5/20/99       1,010,000   $1,053,146  $ 1,104,374
                      Puerto Rico Electric Power Authority, RITES, 7.438s, 2017    9/7/00       2,500,000    2,764,561    2,947,250
                      Puerto Rico Electric Power Authority, RITES, 7.188s, 2019    9/7/00       1,270,000    1,343,636    1,436,726
                      Puerto Rico Electric Power Authority, RITES, 7.188s, 2020    9/7/00       1,250,000    1,240,238    1,322,400
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 7.877s,
                      2016                                                         1/6/00       1,105,000    1,145,735    1,356,807
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 6.887s,
                      2017                                                         1/6/00         615,000      577,456      688,001
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s,
                      2013                                                        9/30/99       2,000,000    2,033,627    2,406,600
                      Puerto Rico Public Finance Corp., RITES, AMBAC, 6.665s,
                      2016                                                        3/31/99         500,000      563,391      590,620
                                                                                                                        -----------
                                                                                                                        $11,852,778
                                                                                                                        -----------

West Virginia Fund    Commonwealth of Puerto Rico, RITES, MBIA, 7.438s, 2019      3/30/00       3,000,000   $3,083,947  $ 3,436,620
                      Puerto Rico Municipal Finance Agency, RITES, FSA, 6.887s,
                      2017                                                         1/6/00         900,000      845,057    1,006,830
                      West Virginia Building Commission, RITES, AMBAC, 6.32s,
                      2018                                                         5/5/99       4,520,000    4,865,050    4,939,366
                      West Virginia Building Commission, RITES, AMBAC, 6.32s,
                      2018                                                         5/5/99       1,250,000    1,345,423    1,377,850
                                                                                                                        -----------
                                                                                                                        $10,760,666
                                                                                                                        -----------

At March 31, 2001, restricted securities constituted the following percentages of each fund's net assets:

MISSISSIPPI           NEW YORK      NORTH CAROLINA         PENNSYLVANIA      SOUTH CAROLINA           VIRGINIA        WEST VIRGINIA
      FUND                FUND                FUND                 FUND                FUND               FUND                 FUND
-----------------------------------------------------------------------------------------------------------------------------------
      3.3%                6.4%                4.3%                 5.5%                7.7%               3.5%                 8.0%

(9) Acquisition

At the close of business on March 9, 2001, the MFS New York Municipal Bond Fund acquired all of the assets and liabilities of the PaineWebber New York Tax-Free Income Fund. The acquisition was accomplished by a tax-free exchange of 2,033,147, 213,389 and 769,414 shares of Class A, Class B, and Class C of the fund valued at $22,628,924, $2,372,891, $8,555,881, respectively for all of the assets and liabilities of PaineWebber New York Tax-Free Income Fund. MFS New York Municipal Bond Fund then converted and distributed those shares to the previous PaineWebber shareholders. PaineWebber net assets on that date, which amounted to $33,557,696, including $1,554,529 of unrealized appreciation, were combined with the net assets of the fund. The aggregate net assets of the MFS New York Municipal Bond Fund after the acquisition were $159,608,456.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF MFS MUNICIPAL TRUST AND
SHAREHOLDERS OF THE PORTFOLIOS MFS MUNICIPAL SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of each of the aforementioned portfolios of MFS Municipal Series Trust as of March 31, 2001, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 10, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Tax Form Summary or Form 1099-DIV, if applicable, reporting the federal tax status of all distributions paid during the calendar year 2001.

For federal income tax purposes, approximately 99% of the total dividends paid by each fund from net investment income during the year ended March 31, 2001 is designated as an exempt-interest dividend.

                      AVOID A PAPER JAM --
                      SIGN UP FOR eDELIVERY

Reduce the piles of paper in your home while keeping up with the latest developments in your investment portfolio. With MFS' eDelivery service, you can receive e-mail notification whenever your latest MFS fund prospectuses, prospectus supplements, and shareholder reports are available.

These e-mails will contain links that will allow you to immediately download a file of the new report or prospectus, which can then be printed or simply reviewed right from your computer screen. The best part? Once you sign up for eDelivery, printed versions of these pieces will no longer be mailed to your
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MFS eDelivery is available to shareholders who use MFS-Registered Trademark-
Access*, the service that lets shareholders review their account information and request transactions online.

To sign up for eDelivery, visit MFS Account Access at www.mfs.com.











*MFS Access cannot be used for certain retirement plans. Account access to MFS-sponsored 401(k) plans, profit sharing plans, money purchase pension plans, and 403(b) plans is available through MFS-Registered Trademark-Retirement Access.

                       WANT TO GIVE A GIFT THAT WON'T GET
                          LOST, BROKEN, OR FORGOTTEN?


                      [GRAPHIC OF MAN AND WOMEN WITH GIFT]


THEN CONSIDER GIVING SHARES OF A MUTUAL FUND.

Mutual fund shares make a unique gift to celebrate a birthday, graduation, wedding, retirement, or any other special occasion. MFS offers a special kit for those who wish to give shares of an MFS mutual fund.

WHAT'S IN THE KIT

-    a certificate you can send to the recipient to commemorate your gift

- the paperwork you must complete to purchase shares, open an account, or transfer shares on the recipient's behalf

- an MFS "ABCs of Investing" brochure that examines the potential benefits of gifting -- for the recipient and the giver

HOW TO OBTAIN THE KIT

-    Contract your investment professional, or

-    Call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. ET

























For a prospectus on any MFS product, call your investment professional or MFS.

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


MFS FAMILY OF FUNDS[-Registered Trademark-]

MFS offers a range of mutual funds to meet investors' varying financial needs and goals. The funds are placed below in descending order of the level of risk and reward each one offers in relation to the others in that asset class.(1) The objective of the fund you choose should correspond to your financial needs and goals. For assistance in determining financial needs and goals, you should consult an investment professional.

                       HIGHER RISK/HIGHER REWARD POTENTIAL

MFS-Registered Trademark- Global Governments Fund                 MFS-Registered Trademark-Technology Fund
MFS-Registered Trademark- High Yield Opportunities Fund           MFS-Registered Trademark-Emerging Markets Equity Fund
MFS-Registered Trademark- High Income Fund                        MFS-Registered Trademark-Global Telecommunications Fund
MFS-Registered Trademark- Municipal High Income Fund              MFS-Registered Trademark-International New Discovery Fund(2)
MFS-Registered Trademark- Strategic Income Fund                   MFS-Registered Trademark-Managed Sectors Fund
MFS-Registered Trademark- Municipal State Funds                   MFS-Registered Trademark-New Discovery Fund(3)
  AL, AR, CA, FL, GA, MD, MA, MS,                                 MFS-Registered Trademark-Emerging Growth Fund
  NY, NC, PA, SC, TN, VA, WV                                      MFS-Registered Trademark-Mid Cap Growth Fund
MFS-Registered Trademark- Municipal Income Fund                   MFS-Registered Trademark-International Growth Fund
MFS-Registered Trademark- Bond Fund                               MFS-Registered Trademark-Research International Fund
MFS-Registered Trademark- Research Bond Fund                      MFS-Registered Trademark-Global Growth Fund
MFS-Registered Trademark- Municipal Bond Fund                     MFS-Registered Trademark-Strategic Growth Fund
MFS-Registered Trademark- Government Securities Fund              MFS-Registered Trademark-Core Growth Fund
MFS-Registered Trademark- Government Mortgage Fund                MFS-Registered Trademark-Research Fund
MFS-Registered Trademark- Municipal Limited Maturity Fund         MFS-Registered Trademark-International Investors Trust(4)
MFS-Registered Trademark- Limited Maturity Fund                   MFS-Registered Trademark-Global Equity Fund
MFS-Registered Trademark- Government Limited Maturity Fund        MFS-Registered Trademark-Capital Opportunities Fund
                                                                  Massachusetts Investors Growth Stock Fund
                                                                  MFS-Registered Trademark-Growth Opportunities Fund
                                                                  MFS-Registered Trademark-Large Cap Growth Fund
                                                                  MFS-Registered Trademark-Union Standard-Registered Trademark-
                                                                    Equity Fund
                                                                  MFS-Registered Trademark-Research Growth and Income Fund
                                                                  Massachusetts Investors Trust
                                                                  MFS-Registered Trademark-Strategic Value Fund
                                                                  MFS-Registered Trademark-Value Fund(5)
                                                                  MFS-Registered Trademark-Utilities Fund
                                                                  MFS-Registered Trademark-Global Total Return Fund
                                                                  MFS-Registered Trademark-Total Return Fund
                                                                  MFS-Registered Trademark-Global Asset Allocation Fund

                                  LOWER RISK/LOWER REWARD POTENTIAL

(1) For information on the specific risks, charges, and expenses associated with any MFS fund, refer to the prospectus. Read it carefully before investing or sending money.

(2) Prior to September 29, 2000, MFS-Registered Trademark- International New Discovery Fund was known as MFS-Registered Trademark-International Opportunities Fund.

(3) Effective April 14, 2000, the fund is no longer available for sale to new shareholders, except for participants making contributions through retirement or college savings plans qualified under sections 401(a) or 403(b), or 529 of the Internal Reveue Code of 1996, as amended. Shares of the fund will continue to be available for sale to current shareholders of the fund.

(4) Prior to January 1, 2001, MFS-Registered Trademark-International Investors Trust was known as MFS-Registered Trademark-International Growth and Income Fund.

(5) Prior to January 1, 2001, MFS-Registered Trademark-Value Fund was known as MFS-Registered Trademark-Equity Income Fund.

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


MFS-Registered Trademark-MUNICIPAL SERIES TRUST

TRUSTEES

MARSHALL N. COHAN+ - Private Investor
LAWRENCE H. COHN, M.D.+ - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

THE HON. SIR J. DAVID GIBBONS, KBE+ - Chief
Executive Officer, Edmund Gibbons Ltd.
Chairman, Colonial Insurance Company, Ltd.

ABBY M. O'NEILL+ - Private Investor

WALTER E. ROBB, III+ - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting Group, Inc. (office services)

ARNOLD D. SCOTT* - Senior Executive
Vice President, Director, and Secretary,
MFS Investment Management

JEFFREY L. SHAMES* - Chairman and Chief
Executive Officer, MFS Investment Management

J. DALE SHERRATT+ - President, Insight
Resources, Inc. (acquisition planning specialist)

WARD SMITH+ - Former Chairman (until 1994),
NACCO Industries (holding company)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
JEFFREY L. SHAMES*

PORTFOLIO MANAGERS
MICHAEL L. DAWSON*
GEOFFREY L. SCHECHTER*

TREASURER
JAMES O. YOST*

ASSISTANT TREASURERS
MARK E. BRADLEY*
ROBERT R. FLAHERTY*
LAURA F. HEALY*
ELLEN MOYNIHAN*

SECRETARY
STEPHEN E. CAVAN*

ASSISTANT SECRETARY
JAMES R. BORDEWICK, JR.*

CUSTODIAN
State Street Bank and Trust Company

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds,
call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired individuals, call toll free:
1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, exchanges, or stock and bond outlooks, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com













+Independent Trustee
*MFS Investment Management

MFS-Registered Trademark- MUNICIPAL SERIES TRUST                       PRSRT STD
                                                                   U.S. POSTAGE
                                                                        PAID
                                                                        MFS

MFS-Registered Trademark-Mississippi Municipal Bond Fund
MFS-Registered Trademark-New York Municipal Bond Fund
MFS-Registered Trademark-North Carolina Municipal Bond Fund
MFS-Registered Trademark-Pennsylvania Municipal Bond Fund
MFS-Registered Trademark-South Carolina Municipal Bond Fund
MFS-Registered Trademark-Tennessee Municipal Bond Fund
MFS-Registered Trademark-Virginia Municipal Bond Fund
MFS-Registered Trademark-West Virginia Municipal Bond Fund

[LOGO]

MFS-Registered Trademark-
INVESTMENT MANAGEMENT



500 BOYLSTON STREET
BOSTON, MA 02116-3741












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-C-2001 MFS Investment Management.-Registered Trademark-
MFS-Registered Trademark- investment products are offered
through MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116.       MST-2B-5/01/49M